                                                  Free Writing Prospectus
                                                  Filed Pursuant to Rule 333
                                                  Registration No. 333-140436-26

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[535,238,000] (APPROXIMATE)

                MERRILL LYNCH FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                 SERIES 2007-H1
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES

                      FIRST FRANKLIN FINANCIAL CORPORATION
                                     SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            HOME LOAN SERVICES, INC.
                                    SERVICER

                       LASALLE BANK, NATIONAL ASSOCIATION
                                     TRUSTEE

                                OCTOBER [5], 2007

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-140436) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                                   TERM SHEET
                                OCTOBER [5], 2007

                MERRILL LYNCH FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                 SERIES 2007-H1,

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                       $[535,238,000] (APPROXIMATE) (1)
                               SUBJECT TO REVISION

                                                     PAYMENT
                                        WAL (YRS)    WINDOW                         EXPECTED
                 APPROX                 (CALL(7)/   (CALL(7)/  PAYMENT  INTEREST      FINAL    STATED FINAL   EXPECTED RATINGS
    CLASS       SIZE ($)      COUPON    MATURITY)   MATURITY)   DELAY    ACCRUAL  MATURITY (7) MATURITY (8)  (MOODY'S/S&P/FITCH)
------------- ----------- ------------- --------- ------------ ------- ---------- ------------ ------------ ---------------------
CLASS 1-A1    295,640,000  LIBOR + [_]              Information not provided herein               Oct-2037    [Aaa]/[AAA]/[AAA]
                            (2),(3)

CLASS 1-A2     42,544,000  LIBOR + [_]  4.73/4.73  46-71/46-71     0   Actual/360   Aug-2013      Oct-2037    [Aaa]/[AAA]/[AAA]
                            (2),(3)

CLASS 1-A3     37,578,000  LIBOR + [_]  7.46/9.16 71-96/71-214     0   Actual/360   Sep-2015      Oct-2037    [Aaa]/[AAA]/[AAA]
                            (2),(3)

CLASS 2-A1    198,862,000  LIBOR + [_]  1.66/1.66   1-47/1-47      0   Actual/360   Aug-2011      Oct-2037    [Aaa]/[AAA]/[AAA]
                            (2),(3)

CLASS 2-A2     28,618,000  LIBOR + [_]  4.89/4.89  47-75/47-75     0   Actual/360   Dec-2013      Oct-2037    [Aaa]/[AAA]/[AAA]
                            (2),(3)

CLASS 2-A3A    10,000,000  LIBOR + [_]  7.61/9.93 75-96/75-224     0   Actual/360   Sep-2015      Oct-2037    [Aaa]/[AAA]/[AAA]
                            (2),(3)

CLASS 2-A3B    15,277,000  LIBOR + [_]  7.61/9.93 75-96/75-224     0   Actual/360   Sep-2015      Oct-2037    [Aaa]/[AAA]/[AAA]
                            (2),(3)

CLASS X-A        Notional [1.50]% (2),     N/A         N/A        24     30/360        N/A        Oct-2037    [Aaa]/[AAA]/[AAA]
                               (6)

CLASS M-1      44,224,000  LIBOR + [_]  5.37/6.03 39-96/39-202     0   Actual/360   Sep-2015      Oct-2037    [Aa1]/[AA+]/[AA+]
                            (2),(4)

CLASS M-2      36,183,000  LIBOR + [_]  5.36/6.00 38-96/38-194     0   Actual/360   Sep-2015      Oct-2037     [Aa2]/[AA]/[AA]
                            (2),(4)

CLASS M-3      22,782,000  LIBOR + [_]  5.35/5.98 38-96/38-187     0   Actual/360   Sep-2015      Oct-2037    [Aa3]/[AA-]/[AA-]
                            (2),(4)

CLASS M-4      17,422,000  LIBOR + [_]  5.35/5.97 38-96/38-181     0   Actual/360   Sep-2015      Oct-2037      [A1]/[A+]/[A+]
                            (2),(4)

CLASS M-5      20,549,000 [_]% (2),(5)  5.35/5.95 37-96/37-176    24     30/360     Sep-2015      Oct-2037       [A2]/[A]/[A]

CLASS M-6      16,975,000 [_]% (2),(5)  5.34/5.93 37-96/37-170    24     30/360     Sep-2015      Oct-2037      [A3]/[A-]/[A-]

CLASS B-1      17,421,000 [_]% (2),(5)  5.34/5.90 37-96/37-163    24     30/360     Sep-2015      Oct-2037   [Baa1]/[BBB+]/[BBB+]

CLASS B-2      14,295,000 [_]% (2),(5)  5.34/5.87 37-96/37-156    24     30/360     Sep-2015      Oct-2037    [Baa2]/[BBB]/[BBB]

CLASS B-3      12,508,000 [_]% (2),(5)  5.34/5.83 37-96/37-148    24     30/360     Sep-2015      Oct-2037   [Baa3]/[BBB-]/[BBB-]

CLASS B-4 (9)  13,847,000 [_]% (2),(5)              Information not provided herein               Oct-2037     [Ba1]/[BB+]/[BB+]

TOTAL:        844,725,000

(1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

(2)  Subject to the related Available Funds Cap and related Maximum Rate Cap.

(3) If the 10% optional termination does not occur by the Determination Date following the first Distribution Date on which it may occur, then on the following Distribution Date, the margin on each of the Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2, Class 2-A3A and Class 2-A3B Certificates will increase to 2x its respective margin.

(4) If the 10% optional termination does not occur by the Determination Date following the first Distribution Date on which it may occur, then on the following Distribution Date, the margin on each of the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase to 1.5x its respective margin.

(5) If the 10% optional termination does not occur by the Determination Date following the first Distribution Date on which it may occur, then on the following Distribution Date, the coupon of the Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase by 50 basis points.

(6) The Class X-A Certificates are a [30] month interest only class and will receive interest at a fixed rate of [1.50]% per annum, subject to the Class X-A Available Funds Cap.

(7) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (5% CPR in month 1, building linearly (rounded to the nearest hundredth) to 20% CPR in month 12, remaining at 20% CPR until month 22, 35% CPR, from month 23 to month 27, 25% CPR, from month 28 to month 34, 30% CPR, from month 35 to month 39, 25% CPR, from month 40 to month 58, 50% CPR, from month 59 to month 63, and 25% CPR in month 64 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

(8)  Latest maturity date for any mortgage loan plus one month.

(9) The Class B-4 Certificates will not be publicly offered pursuant to the prospectus supplement. The information presented herein for the Class B-4 Certificates is provided to assist your understanding of the Offered Certificates.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Brian Kane                    212-449-3660   brian_f_kane@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Matthew Sawatzky              212-449-3660   matthew_sawatzky@ml.com

GLOBAL ASSET BACKED FINANCE
Paul Park                     212-449-6380   paul_park@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Ketan Parekh                  212-449-9506   ketan_parekh@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Hoi Yee Leung                 212-449-1901   hoiyee_leung@ml.com
Mark Dereska                  212-449-1008   mark_dereska@ml.com
Joseph Lee                    212-449-0879   joseph_lee@ml.com
Mike Merwin                   212-449-2579   michael_merwin@ml.com
Christopher Jonas             212-449-7392   christopher_jonas@ml.com
Yunna Gleyzer                 212-449-7388   yunna_gleyzer@ml.com

MOODY'S
Jipil Ha                      212-553-1431   jipil.ha@moodys.com

STANDARD & POOR'S
Dan Larkin                    212-438-3014   daniel_larkin@standardandpoors.com

FITCH
Adam Goller                   212-908-9124   Adam.Goller@fitchratings.com

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

TITLE OF CERTIFICATES            Merrill Lynch First Franklin Mortgage Loan
                                 Trust, Series 2007-H1, Mortgage Loan
                                 Asset-Backed Certificates, consisting of:

                                 Class 1-A1, Class 1-A2 and Class 1-A3
                                 Certificates (collectively, the "Class 1-A
                                 Certificates"), Class 2-A1, Class 2-A2, Class
                                 2-A3A and Class 2-A3B Certificates
                                 (collectively, the "Class 2-A Certificates" and together with the Class 1-A Certificates, the "Class A Certificates"), and Class X-A
                                 Certificates (together with the Class A
                                 Certificates, the "Senior Certificates").

                                 Class 2-A3A and Class 2-A3B Certificates are collectively known as the "Class 2-A3
                                 Certificates".

                                 Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5 and Class M-6 Certificates
                                 (collectively, the "Class M Certificates"), and
                                 Class B-1, Class B-2, Class B-3 and Class B-4
                                 Certificates (collectively, the "Class B
                                 Certificates").

                                 The Class A, Class M, Class B-1, Class B-2 and
                                 Class B-3 Certificates are collectively known as the "Offered Certificates". The Class M and
                                 Class B Certificates are collectively known as the "Subordinate Certificates".

                                 The Class 1-A1 and the Class 2-A1 Certificates are collectively known as the "Class A1
                                 Certificates". The Class 1-A2 and the Class
                                 2-A2 Certificates are collectively known as the "Class A2 Certificates". The Class 1-A3 and the
                                 Class 2-A3 Certificates are collectively known as the "Class A3 Certificates".

                                 The Class M-1, Class M-2, Class M-3 and Class
                                 M-4 Certificates are collectively known as the "Floating Rate Subordinate Certificates". The
                                 Class M-5, Class M-6, Class B-1, Class B-2,
                                 Class B-3 and Class B-4 Certificates are collectively known as the "Fixed Rate
                                 Subordinate Certificates".

UNDERWRITER                      Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

SPONSOR                          First Franklin Financial Corporation

ORIGINATOR                       First Franklin Financial Corporation

ISSUING ENTITY                   Merrill Lynch First Franklin Mortgage Loan
                                 Trust, Series 2007-H1

SERVICER                         Home Loan Services, Inc.

TRUSTEE                          LaSalle Bank, N.A.

CAP PROVIDER                     [To be determined]. The Cap Provider will act
                                 as counterparty under the Corridor Contracts
                                 decribed herein.

SWAP COUNTERPARTY                [To be determined]. The Swap Counterparty will
                                 act as counterparty under the Swap Contract
                                 decribed herein.

CUT-OFF DATE                     September 1, 2007

PRICING DATE                     On or about September [_____], 2007

CLOSING DATE                     On or about October [9], 2007

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

DISTRIBUTION DATES               Distribution of principal and interest on the
                                 Certificates will be made on the 25th day of
                                 each month or, if such day is not a business
                                 day, on the first business day thereafter,
                                 commencing in October 2007.

DETERMINATION DATE               With respect to any Distribution Date, the 15th
                                 day of the month of such Distribution Date or,
                                 if such 15th day is not a business day, the
                                 immediately preceding business day.

ERISA CONSIDERATIONS             The Offered Certificates will be ERISA eligible
                                 as of the Closing Date. However, while any
                                 interest rate swap agreement is in effect,
                                 employee benefit plans or other retirement
                                 arrangements may not acquire the certificates
                                 covered thereby unless such acquisition and
                                 holding is covered by and exempt under one of
                                 the investor-based exemptions issued by the
                                 Department of Labor. Investors should consult
                                 with their counsel with respect to the
                                 consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and
                                 ownership of such Offered Certificates.

LEGAL INVESTMENT                 The Senior, Class M-1, Class M-2 and Class M-3
                                 Certificates will and the remaining classes of
                                 Subordinate Certificates will not constitute
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include two or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

OPTIONAL TERMINATION             The Servicer may purchase all of the remaining
                                 assets of the issuing entity on any
                                 distribution date on or after the first
                                 distribution date on which the aggregate stated
                                 principal balance of the Mortgage Loans is less
                                 than or equal to 10% of the aggregate stated
                                 principal balance of the Mortgage Loans as of
                                 the Cut-Off Date. Any such purchase will only
                                 occur if the purchase price is equal to the sum
                                 of (i) the aggregate outstanding principal
                                 balance of the Mortgage Loans (or if such
                                 mortgage loan is an REO property, the fair
                                 market value of such REO property), plus
                                 accrued interest on the Mortgage Loans, (ii)
                                 any unreimbursed out-of-pocket costs and
                                 expenses of the Servicer and the Trustee and
                                 the principal portion of Advances, previously
                                 incurred by the Servicer in the performance of
                                 its servicing obligations and (iii) any Net
                                 Swap Payment or any swap termination payment
                                 owed to the Swap Counterparty pursuant to the
                                 Swap Contract.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

MORTGAGE LOANS                   The information relating to the mortgage loans
                                 described herein is based on a pool of mortgage
                                 loans (the "Mortgage Loans") consisting of
                                 3,665 conforming and non-conforming, fixed rate
                                 and adjustable rate, conventional closed-end
                                 Mortgage Loans with an aggregate principal
                                 balance of approximately $893,417,460, secured
                                 by first lien, level pay, interest only and
                                 noninterest only, fully amortizing and balloon
                                 mortgages on conventional one to four family
                                 residential properties.

                                 The collateral information regarding the
                                 Mortgage Loans is based on the principal balance of the Mortgage Loans as of September
                                 1, 2007 assuming the timely receipt of
                                 principal scheduled to be paid on the Mortgage
                                 Loans on or prior to September 1, 2007. It is possible that principal prepayments in part or in full may occur on the Mortgage Loans between September 1, 2007 and the Closing Date.
                                 Moreover, certain Mortgage Loans included in the attached Appendix may not be included in the Mortgage Pool due to prepayments in full, or as a result of not meeting the eligibility requirements for the Mortgage Pool. As a result of the foregoing, the statistical distribution of characteristics for the final pool of Mortgage Loans to be delivered to the Issuing
                                 Entity may vary somewhat from the statistical distribution of such characteristics of the Mortgage Loans as presented herein, although such variance should not be material.

                                 The Mortgage Pool will be divided into two groups:

                                 - The Mortgage Loans in Group I consist of approximately 2,569 fixed rate and adjustable rate Mortgage Loans with an aggregate stated principal balance of approximately $534,132,695 and with stated principal balances at origination that conform to principal balance limits of Freddie Mac.

                                 - The Mortgage Loans in Group II consist of approximately 1,096 fixed rate and adjustable rate Mortgage Loans with an aggregate stated principal balance of approximately $359,284,765 and with stated principal balances at origination that may or may not conform to principal balance limits of Freddie Mac.

                                 With respect to 73.19% of the Mortgage Loans
                                 (being 77.04% of the Group I Mortgage Loans and
                                 67.46% of the Group II Mortgage Loans), the period of time during which the initial mortgage rate on such Mortgage Loans was fixed was a period less than 5 years. With respect to each such Mortgage Loan, the Servicer has, or by the Closing Date will have, sent a letter to the relevant borrower advising that the initial mortgage rate will remain fixed for a period of 5 years from the relevant closing date of the Mortgage Loan, and that the margin over the applicable index rate once the 5 year period has expired will be the lesser of 4.00% and the margin that was originally specified in the mortgage note.

TOTAL DEAL SIZE                  Approximately $[844,725,000]

ADMINISTRATIVE FEES              Fees aggregating 50.00 bps per annum (payable
                                 monthly) on the stated principal balance of the
                                 Mortgage Loans serviced by Home Loan Services,
                                 Inc.

CREDIT ENHANCEMENTS              1.   Excess interest

                                 2.   Over-Collateralization

                                 3.   Subordination

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.

OVER-COLLATERALIZATION           The over-collateralization ("O/C") amount is
                                 equal to the excess of the aggregate principal
                                 balance of the Mortgage Loans over the
                                 aggregate principal balance of the
                                 Certificates. On the Closing Date, the
                                 over-collateralization amount will equal
                                 approximately [5.45]% of the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the Cut-Off Date. To the extent the
                                 over-collateralization amount is reduced below
                                 the over-collateralization target amount (i.e.,
                                 [5.45]% of the aggregate principal balance of
                                 the Mortgage Loans as of the Cut-Off Date),
                                 excess cashflow will be directed to build O/C
                                 until the over-collateralization target amount
                                 is restored.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                                 Initial: Approximately [5.45]% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date

                                 Target: [5.45]% of the aggregate stated
                                 principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, [10.90]% of the current stated principal balance of the Mortgage Loans after stepdown

                                 Floor: [0.50]% of the aggregate stated
                                 principal balance of the Mortgage Loans as of the Cut-Off Date

                                 (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):                CLASSES         RATING (S/F/M)        SUBORDINATION
------------------               ---------   ------------------------   -------------
                                  Class A1    [AAA] / [AAA] / [Aaa]        [44.65%]
                                  Class A2    [AAA] / [AAA] / [Aaa]        [36.69%]
                                  Class A3     [AAA] / [AAA] / [Aaa]       [29.65%]
                                 Class M-1     [AA+] / [AA+] / [Aa1]       [24.70%]
                                 Class M-2     [AA] / [AA] / [Aa2]         [20.65%]
                                 Class M-3    [AA-] / [AA-] / [Aa3]        [18.10%]
                                 Class M-4      [A+] / [A+] / [A1]         [16.15%]
                                 Class M-5       [A] / [A] / [A2]          [13.85%]
                                 Class M-6      [A-] / [A-] / [A3]         [11.95%]
                                 Class B-1   [BBB+] / [BBB+] / [Baa1]      [10.00%]
                                 Class B-2    [BBB] / [BBB] / [Baa2]        [8.40%]
                                 Class B-3   [BBB-] / [BBB-] / [Baa3]       [7.00%]
                                 Class B-4    [BB+] / [BB+] / [Ba1]         [5.45%]

CLASS SIZES:                      CLASSES         RATING (S/F/M)         CLASS SIZES
------------                     ---------   ------------------------   -------------
                                  Class A1    [AAA] / [AAA] / [Aaa]        [55.35%]
                                  Class A2    [AAA] / [AAA] / [Aaa]         [7.97%]
                                  Class A3     [AAA] / [AAA] / [Aaa]        [7.04%]
                                 Class M-1    [AA+] / [AA+] / [Aa1]         [4.95%]
                                 Class M-2     [AA] / [AA] / [Aa2]          [4.05%]
                                 Class M-3    [AA-] / [AA-] / [Aa3]         [2.55%]
                                 Class M-4      [A+] / [A+] / [A1]          [1.95%]
                                 Class M-5       [A] / [A] / [A2]           [2.30%]
                                 Class M-6      [A-] / [A-] / [A3]          [1.90%]
                                 Class B-1   [BBB+] / [BBB+] / [Baa1]       [1.95%]
                                 Class B-2    [BBB] / [BBB] / [Baa2]        [1.60%]
                                 Class B-3   [BBB-] / [BBB-] / [Baa3]       [1.40%]
                                 Class B-4    [BB+] / [BB+] / [Ba1]         [1.55%]

(1) The subordination includes the initial over-collateralization level of approximately [5.45]%.

X-A NOTIONAL AMOUNT              The X-A Notional Amount for any Distribution
                                 Date is the lesser of (i) the aggregate stated
                                 principal balance of the Group I Mortgage
                                 Loans, in the case of the Group I component,
                                 and the aggregate stated principal balance of
                                 the Group II Mortgage Loans, in the case of the
                                 Group II component, in either case before the
                                 application of any principal distributions for
                                 related due date and (ii) the amount as stated
                                 in the schedule for each component set out on
                                 page 56 herein.

INTEREST ACCRUAL                 Interest on the Class A and the Floating Rate
                                 Subordinate Certificates will initially accrue
                                 from the Closing Date to (but excluding) the
                                 first Distribution Date, and thereafter, from
                                 the prior Distribution Date to (but excluding)
                                 the current Distribution Date, on an actual/360
                                 basis. Interest on the Class X-A and the Fixed
                                 Rate Subordinate Certificates will accrue the
                                 calendar month preceding the month in which the
                                 Distribution Date occurs, on a 30/360 basis.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

COUPON STEP UP                   If the 10% optional termination described
                                 herein does not occur by the Determination Date
                                 following the first Distribution Date on which
                                 it is possible, (i) the margin on each class of
                                 the Class A Certificates will increase to 2x
                                 its respective margin, (ii) the margin on each
                                 class of the Floating Rate Subordinate
                                 Certificates will increase to 1.5x its
                                 respective margin, and (iii) the coupon on the
                                 Fixed Rate Subordinate Certificates will
                                 increase by 50 basis points, in each case
                                 beginning on the following Distribution Date.

SWAP CONTRACT                    The supplemental interest trust, for the
(PRELIMINARY AND SUBJECT TO      benefit of the Issuing Entity, will include a
REVISION)                        swap derivative contract for the benefit of the
                                 Offered Certificates and the Class B-4
                                 Certificates (the "Swap Contract") to (i)
                                 protect against interest rate risk from upward
                                 movement in one-month LIBOR, (ii) diminish
                                 basis risk associated with the hybrid
                                 adjustable-rate mortgage loans and (iii)
                                 provide additional credit enhancement. On each
                                 Distribution Date, the supplemental interest
                                 trust will be required to make payments to the
                                 Swap Counterparty based on the applicable fixed
                                 rate and on the applicable notional balance for
                                 the Distribution Date specified in the Swap
                                 Contract Schedule set out herein and the
                                 supplemental interest trust will be entitled to
                                 receive payments from the Swap Counterparty
                                 based on one-month LIBOR and the applicable
                                 notional balance for the Distribution Date
                                 specified in the Swap Contract Schedule set out
                                 herein. The payments from the supplemental
                                 interest trust to the Swap Counterparty and
                                 from the Swap Counterparty to the supplemental
                                 interest trust on each Distribution Date will
                                 be netted so that only the net payment (the
                                 "Net Swap Payment") will be paid by the party
                                 owing the higher of the two payments on such
                                 Distribution Date. Any Net Swap Payment
                                 received from the Swap Counterparty will be
                                 available to pay current interest and any
                                 interest shortfalls, to build or maintain
                                 over-collateralization, to pay any unpaid
                                 realized loss amounts and to pay any basis risk
                                 shortfalls on the related Certificates on the
                                 relevant Distribution Date.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

AVAILABLE FUNDS CAPS             Class 1-A Certificates: The per annum rate
                                 equal to the product of (i) 12, (ii) the
                                 quotient of (x) the total scheduled interest
                                 due on the Group I Mortgage Loans based on the
                                 Net Mortgage Rates in effect on the related due
                                 date, less the pro rata portion (calculated
                                 based on the ratio of the Group I Mortgage
                                 Loans to the total pool of Mortgage Loans)
                                 allocable to the Group I Mortgage Loans of any
                                 Net Swap Payments or Swap Termination Payments
                                 (other than defaulted swap termination
                                 payments) owed to the Swap Counterparty and the
                                 interest due on the Group I component of the
                                 Class X-A Certificates for such distribution
                                 date, and (y) the aggregate stated principal
                                 balance of the Group I Mortgage Loans as of the
                                 first day of the related accrual period and
                                 (iii) a fraction, the numerator of which is 30,
                                 and the denominator of which is the actual
                                 number of days in the related accrual period.

                                 Class 2-A Certificates: The per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest due on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage
                                 Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage Loans of any Net Swap Payments or Swap Termination Payments
                                 (other than defaulted swap termination
                                 payments) owed to the Swap Counterparty and the interest due on the Group II component of the Class X-A Certificates for such distribution date, and (y) the aggregate stated principal balance of the Group II Mortgage Loans as of the first day of the related accrual period and
                                 (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

                                 Class X-A Group I component: The per annum rate equal to the product of (i) 12 and (ii) the quotient of (x) the total scheduled interest due on the Group I Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group I Mortgage
                                 Loans to the total pool of Mortgage Loans) allocable to the Group I Mortgage Loans of any Net Swap Payments or Swap Termination Payments
                                 (other than defaulted swap termination
                                 payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group I
                                 Mortgage Loans as of the first day of the related accrual period.

                                 Class X-A Group II component: The per annum rate equal to the product of (i) 12 and (ii) the quotient of (x) the total scheduled interest due on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion
                                 (calculated based on the ratio of the Group II
                                 Mortgage Loans to the total pool of Mortgage
                                 Loans) allocable to the Group II Mortgage Loans of any Net Swap Payments or Swap Termination
                                 Payments (other than defaulted swap termination payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group II
                                 Mortgage Loans as of the first day of the related accrual period.

                                 Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class 1-A
                                 Available Funds Cap and the Class 2-A Available
                                 Funds Cap, and in the case of the Fixed Rate
                                 Subordinate Certificates, multiplied by the actual number of days in the related accrual period and divided by 30.

                                 "Net Mortgage Rate" means, with respect to any Mortgage Loan the mortgage interest rate on such Mortgage Loan less the administrative fees.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

CORRIDOR CONTRACTS               The Class A and the Floating Rate Subordinate
                                 Certificates will also each have the benefit of
                                 one of the three corridor contracts (each a,
                                 "Corridor Contract") as specified below:

                                                                           BEGINNING      1ML LIBOR
                                                               NUMBER    DISTRIBUTION   STRIKE, UPPER
                                 CLASS                       OF MONTHS       DATE           COLLAR
                                 -----                       ---------   ------------   -------------
                                 Class 1-A Certificates         1 - 96   October 2007         10.780%
                                 Class 2-A Certificates         1 - 96   October 2007         10.500%
                                 Floating Rate Subordinate      1 - 96   October 2007          9.700%
                                    Certificates

                                 Payments received on the related Corridor
                                 Contract will be available to pay amounts to the holders of the related Certificates, only in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A1 Certificates after the Class A2, Class A3 and Subordinate
                                 Certificates have been written down to zero).

MAXIMUM RATE CAPS                The pass-through rates of each of the Offered
                                 Certificates will also be subject to a related
                                 "Maximum Rate Cap", which will be calculated in
                                 the same manner as the related Available Funds
                                 Cap, but based on the net maximum mortgage rate
                                 rather than the net mortgage rate. Any interest
                                 shortfall due to the Maximum Rate Caps will not
                                 be reimbursed.

SHORTFALL REIMBURSEMENT          With respect to the Class A and the Floating
                                 Rate Subordinate Certificates on any
                                 Distribution Date, an amount equal to the sum
                                 of (A) the excess, if any, of (1) the amount of
                                 interest that such Class would have accrued on
                                 such Distribution Date had the pass-through
                                 rate for that Class been equal to the lesser of
                                 (a) LIBOR plus the related margin and (b) the
                                 greater of (x) the related Maximum Rate Cap for
                                 such Distribution Date and (y) a per annum rate
                                 equal to the sum of (i) the related Available
                                 Funds Cap and (ii) the product of (AA) a
                                 fraction, stated as a percentage, the numerator
                                 of which is 360 and the denominator of which is
                                 the actual number of days in the related
                                 Accrual Period and (BB) the sum of (x) a
                                 fraction, stated as a percentage, the numerator
                                 of which is an amount equal to the proceeds, if
                                 any, payable under the related Corridor
                                 Contract with respect to such Distribution Date
                                 and the denominator of which is the aggregate
                                 certificate principal balance of the related
                                 Class or Classes of Certificates immediately
                                 prior to such Distribution Date and (y) a
                                 fraction, as stated as a percentage, the
                                 numerator of which is an amount equal to any
                                 Net Swap Payments owed by the Swap Counterparty
                                 for such Distribution Date and the denominator
                                 of which is the aggregate stated principal
                                 balance of the Mortgage Loans as of the
                                 immediately preceding Distribution Date, over
                                 (2) the amount of interest that each such Class
                                 accrued on such Distribution Date based on a
                                 pass-through rate equal to the related
                                 Available Funds Cap and (B) the unpaid portion
                                 of any such excess from the prior Distribution
                                 Date (and interest accrued thereon at the
                                 current applicable pass-through rate for such
                                 Class, without giving effect to the related
                                 Available Funds Cap) (herein referred to as a
                                 "Carryover"). Such reimbursement will be paid
                                 only on a subordinated basis, as described
                                 below in the "Cashflow Priority" section. No
                                 such Carryover with respect to a Class will be
                                 paid to such Class once the certificate
                                 principal balance thereof has been reduced to
                                 zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

CASHFLOW PRIORITY                1.  Repayment of any unreimbursed Servicer
                                     advances.

                                 2. Administrative Fees and Trustee Fees, as applicable.

                                 3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap
                                     Payment or any swap termination payment
                                     owed to the Swap Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract.

                                 4.  Available interest funds not used as
                                     provided in paragraph 3 above, as follows:
                                     monthly interest, including any unpaid
                                     monthly interest from prior months,
                                     concurrently, on a pro rata basis to each class of the Senior Certificates; then monthly interest, including any unpaid monthly interest from prior months, sequentially, to the Class M-1
                                     Certificates, then to the Class M-2
                                     Certificates, then to the Class M-3
                                     Certificates, then to the Class M-4
                                     Certificates, then to the Class M-5
                                     Certificates, then to the Class M-6
                                     Certificates, then to the Class B-1
                                     Certificates, then to the Class B-2
                                     Certificates, then to the Class B-3
                                     Certificates, and then to the Class B-4
                                     Certificates.

                                 5. Available principal funds, as follows: to the extent such amounts have not been paid pursuant to paragraph 3 above, any Net Swap
                                     Payment or swap termination payment owed to the Swap Counterparty pursuant to the Swap
                                     Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract;
                                     and, thereafter, monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then sequentially, monthly principal to the Class M-1
                                     Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4
                                     Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1
                                     Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4
                                     Certificates, in each case as described
                                     under "PRINCIPAL PAYDOWN."

                                 6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                 7.  The Group I Principal Distribution
                                     Percentage (as defined below) of excess
                                     interest will be paid as follows: first to pay principal shortfalls to the Class 1-A2
                                     Certificates (if the Class 1-A3
                                     Certificates have been written down to
                                     zero) or to the Class 1-A3 Certificates, and second to the Class 2-A2 Certificates and the Class 2-A3 Certificates in the priority referred to in clause 8 below.

                                 8.  The Group II Principal Distribution
                                     Percentage (as defined below) of excess
                                     interest will be paid as follows: first to pay principal shortfalls to the Class 2-A2
                                     Certificates (if the Class 2-A3
                                     Certificates have been written down to
                                     zero) or to the Class 2-A3 Certificates, and second to the Class 1-A2 Certificates and the Class 1-A3 Certificates in the priority referred to in clause 7 above.
                                     Principal shortfalls paid to the Class 2-A3
                                     Certificates will be paid concurrently to the Class 2-A3A and Class 2-A3B
                                     Certificates on a pro rata basis.

                                 9. Excess interest to pay principal shortfalls to the Subordinate Certificates.

                                 10. Excess interest to pay Carryover resulting
                                     from imposition of the related Available
                                     Funds Cap.

                                 11. Excess interest to pay to the Swap
                                     Counterparty any remaining amounts owing to the Swap Counterparty pursuant to the Swap
                                     Contract.

                                 12. Any remaining amount will be paid in
                                     accordance with the Pooling and Servicing
                                     Agreement and will not be available for
                                     payment to holders of the Offered
                                     Certificates.

                                 Payments received on the related Corridor
                                 Contracts will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A1 Certificates after the Class A2, Class A3 and Subordinate
                                 Certificates have been written down to zero.
                                 Any excess of amounts received on the related
                                 Corridor Contracts over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class 1-A Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class 2-A Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class 1-A Certificates will be distributed sequentially to the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates at all times, even if the aggregate certificate principal balance of Subordinate Certificates and the Class C Certificates have been reduced to zero.

     Principal distributions allocated to the Class 2-A Certificates will be distributed sequentially to the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates at all times, even if the aggregate certificate principal balance of Subordinate Certificates and the Class C Certificates have been reduced to zero. Principal distributions allocated to the Class 2-A3 Certificates will be paid concurrently to the Class 2-A3A and Class 2-A3B Certificates on a pro rata basis.

     After the certificate principal balance of either the Class 1-A or Class 2-A Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class 1-A or Class 2-A Certificates (i.e., whichever such class or classes remain outstanding), as the case may be, according to the principal distribution allocation aforementioned. After the aggregate certificate principal balance of each of the Class 1-A and Class 2-A Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates in each case, until reduced to zero.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates (other than the Class X-A Certificates) will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates and eleventh to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     [59.30%*]
CLASS M-1   [49.40%*]
CLASS M-2   [41.30%*]
CLASS M-3   [36.20%*]
CLASS M-4   [32.30%*]
CLASS M-5   [27.70%*]
CLASS M-6   [23.90%*]
CLASS B-1   [20.00%*]
CLASS B-2   [16.80%*]
CLASS B-3   [14.00%*]
CLASS B-4   [10.90%*]

*    includes 2x the overcollateralization of [5.45]%

     The Class 1-A Certificates and the Class 2-A Certificates will be entitled to receive the Group I Principal Distribution Percentage or the Group II Principal Distribution Percentage, as applicable, of the amount of principal to which the Class A Certificates are entitled to receive.

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate certificate principal balance of the Class 1-A and Class 2-A Certificates have been reduced to zero; and

     ii)  the later of the:

          a.   October 2010 Distribution Date; and

          b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS                The first Distribution Date on which the senior
PRINCIPAL DISTRIBUTION           enhancement percentage (i.e., the sum of the
DATE                             outstanding principal balance of the
                                 Subordinate Certificates and the O/C amount
                                 divided by the aggregate stated principal
                                 balance of the Mortgage Loans, as of the end of
                                 the related due period) is greater than or
                                 equal to the Senior Specified Enhancement
                                 Percentage (including O/C), which is equal to
                                 two times the initial Class A subordination
                                 percentage.

                                 SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                                 [59.30]%
                                 or
                                 ([24.20]%+[5.45]%)*2

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

STEPDOWN LOSS                    The situation that exists (A) with respect to
TRIGGER EVENT                    any Distribution Date on or after the Stepdown
(PRELIMINARY AND                 Date until the certificate principal balance of
SUBJECT TO REVISION)             the Class A Certificates has been reduced to
                                 zero, if (a) the quotient of (1) the aggregate
                                 stated principal balance of Mortgage Loans that
                                 are 60 or more days delinquent, measured on a
                                 rolling three month basis (including for this
                                 purpose any such Mortgage Loans that were
                                 repurchased from the issuing entity for a
                                 reason other than a breach of representations
                                 and warranties under the mortgage loan purchase
                                 agreement, Mortgage Loans that were substituted
                                 by the Sponsor and Mortgage Loans that have
                                 been subject to a Servicing Modification, in
                                 each case during the period which includes the
                                 previous twelve Distribution Dates, Mortgage
                                 Loans with respect to which the related
                                 mortgaged property has been acquired by the
                                 issuing entity, and Mortgage Loans in
                                 bankruptcy and foreclosure) and (2) the sum of
                                 (A) the stated principal balance of all the
                                 Mortgage Loans as of the preceding Servicer
                                 Remittance Date and (B) the Mortgage Loans that
                                 were repurchased from the issuing entity for a
                                 reason other than a breach of representations
                                 and warranties under the mortgage loan purchase
                                 agreement during the period that includes the
                                 previous twelve Distribution Dates, equals or
                                 exceeds the product of (i) [26.95]% and (ii)
                                 the Required Percentage or (b) the quotient
                                 (expressed as a percentage) of (1) the
                                 aggregate realized losses incurred from the
                                 Cut-off Date through the last day of the
                                 calendar month preceding such Distribution Date
                                 and (2) the aggregate stated principal balance
                                 of the Mortgage Loans as of the Cut-off Date
                                 exceeds the Required Loss Percentage shown
                                 below and (B) with respect to any Distribution
                                 Date on or after the Stepdown Date and the
                                 certificate principal balance of the Class A
                                 Certificates has been reduced to zero, if (a)
                                 the quotient of (1) the aggregate stated
                                 principal balance of Mortgage Loans that are 60
                                 or more days delinquent, measured on a rolling
                                 three month basis (including for this purpose
                                 any such Mortgage Loans that were repurchased
                                 from the issuing entity for a reason other than
                                 a breach of representations and warranties
                                 under the mortgage loan purchase agreement,
                                 Mortgage Loans that were substituted by the
                                 Sponsor and Mortgage Loans that have been
                                 subject to a Servicing Modification, in each
                                 case during the period which includes the
                                 previous twelve Distribution Dates, Mortgage
                                 Loans with respect to which the related
                                 mortgaged property has been acquired by the
                                 issuing entity, and Mortgage Loans in
                                 bankruptcy and foreclosure) and (2) the sum of
                                 (A) the stated principal balance of all the
                                 Mortgage Loans as of the preceding Servicer
                                 Remittance Date and (B) the Mortgage Loans that
                                 were repurchased from the issuing entity for a
                                 reason other than a breach of representations
                                 and warranties under the mortgage loan purchase
                                 agreement during the period that includes the
                                 previous twelve Distribution Dates, equals or
                                 exceeds the product of (i) [35.28]% and (ii)
                                 the Required Percentage or (b) the quotient
                                 (expressed as a percentage) of (1) the
                                 aggregate realized losses incurred from the
                                 Cut-off Date through the last day of the
                                 calendar month preceding such Distribution Date
                                 and (2) the aggregate stated principal balance
                                 of the Mortgage Loans as of the Cut-off Date
                                 exceeds the Required Loss Percentage shown
                                 below.

                                  DISTRIBUTION DATE OCCURRING                REQUIRED LOSS PERCENTAGE
                                  ---------------------------                ------------------------
                                 October 2009 - September 2010   [0.90]% with respect to October 2009, plus an
                                                                 additional 1/12th [1.20]% for each month
                                                                 thereafter
                                 October 2010 - September 2011   [2.10]% with respect to October 2010, plus an
                                                                 additional 1/12th of  [1.20]% for each month
                                                                 thereafter
                                 October 2011 - September 2012   [3.30]% with respect to October 2011, plus an
                                                                 additional 1/12th of [1.15]% for each month
                                                                 thereafter
                                 October 2012 - September 2013   [4.45]% with respect to October 2012, plus an
                                                                 additional 1/12th of [1.15]% for each month
                                                                 thereafter
                                 October 2013 - September 2014   [5.60]% with respect to October 2013, plus an
                                                                 additional 1/12th of [0.30]% for each month
                                                                 thereafter
                                 October 2014 and thereafter     [5.90]%

                     (PRELIMINARY AND SUBJECT TO REVISION)

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

REQUIRED PERCENTAGE

                                 For any Distribution Date until the aggregate certificate principal balance of the Class A
                                 Certificates has been reduced to zero, (i) the aggregate stated principal balance of the Mortgage Loans as of the prior Distribution
                                 Date less the outstanding certificate principal balance of the Class A Certificates prior to any distributions on such Distribution Date divided by (ii) the aggregate stated principal balance of the Mortgage Loans as of the prior
                                 Distribution Date. For any Distribution Date on or after the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero,
                                 (i) the aggregate stated principal balance of the Mortgage Loans as of the prior Distribution
                                 Date less the outstanding certificate principal balance of the Class M-1 Certificates prior to any distributions on such Distribution Date divided by (ii) the aggregate stated principal balance of the Mortgage Loans as of the prior
                                 Distribution Date.

SERVICING MODIFICATION           With respect to any Mortgage Loan that is in
                                 default or with respect to which default is
                                 imminent or reasonably foreseeable or as
                                 otherwise set forth in the Pooling and
                                 Servicing Agreement, any modification which is
                                 effected by the Servicer in accordance with the
                                 terms of the Pooling and Servicing Agreement
                                 that results in any change to the payment terms
                                 of the Mortgage Loan.

ALLOCATION OF REALIZED           The principal portion of realized losses on the
LOSSES                           Mortgage Loans will be allocated as follows:
                                 first, to excess interest, second, to the O/C
                                 Amount, until the O/C Amount is reduced to
                                 zero; third, to the Class B Certificates in
                                 reverse order of their numerical class
                                 designation until the respective certificate
                                 principal balance of each such class has been
                                 reduced to zero; and fourth, to the Class M
                                 Certificates in reverse order of their
                                 numerical designation until the respective
                                 certificate principal balances of each such
                                 class has been reduced to zero. Thereafter, the
                                 principal portion of any additional realized
                                 losses with respect to the Group I Mortgage
                                 Loans will be allocated to the Class 1-A3
                                 Certificates until the certificate principal
                                 balance of such class has been reduced to zero,
                                 and then to the Class 1-A2 Certificates until
                                 the certificate principal balance of such class
                                 has been reduced to zero, and the principal
                                 portion of any additional realized losses with
                                 respect to the Group II Mortgage Loans will be
                                 allocated to the Class 2-A3 Certificates until
                                 the certificate principal balance of such class
                                 has been reduced to zero, and then to the Class
                                 2-A2 Certificates until the certificate
                                 principal balance of such class has been
                                 reduced to zero.

                                 The principal portion of realized losses allocated to the Class 2-A3 Certificates will be allocated concurrently to the Class 2-A3A and Class 2-A3B Certificates on a pro rata basis.

                                 Realized losses are NOT allocated to the Class
                                 1-A1 and Class 2-A1 Certificates.

PROSPECTUS                       The Offered Certificates will be offered
                                 pursuant to a Prospectus which includes a
                                 Prospectus Supplement (together, the
                                 "Prospectus"). Sales of the Offered
                                 Certificates may not be consummated unless the
                                 purchaser has received the Prospectus.

MORTGAGE LOAN TABLES             The following tables describe the Mortgage
                                 Loans and the related mortgaged properties as
                                 of the close of business on the Cut-off Date.
                                 The Mortgage Pool will contain Mortgage Loans
                                 that have a total principal balance as of the
                                 Cut-off Date of approximately $893,417,460. The
                                 sum of the columns below may not equal the
                                 total indicated due to rounding.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                             ASSUMED MORTGAGE POOLS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING     ORIGINAL  REMAINING   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-   MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY    PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM      PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)  EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  ---------  ---------  ----------
   393,954.98    11.140    10.640       360        359             480             479          0          0          36
   470,208.64    11.028    10.528       360        358             600             598          0          0          36
   759,776.84    10.228     9.728       360        359             360             359          0          0          36
   440,000.00     7.692     7.192       360        359             300             300         60         59          36
   487,950.63     9.563     9.063       360        359             480             479          0          0          36
   561,333.71     8.686     8.186       360        359             600             599          0          0          36
   353,603.53     8.434     7.934       360        358             360             358          0          0          36
   554,400.00     7.049     6.549       360        358             300             300         60         58          36
   127,937.71     9.900     9.400       180        179             180             179          0          0          36
   764,108.76     9.873     9.373       360        358             480             478          0          0          24
   586,260.23    10.535    10.035       360        357             600             597          0          0          24
   233,060.01     8.696     8.196       360        359             360             359          0          0          12
 1,287,314.05    10.787    10.287       360        359             360             359          0          0          24
   360,600.58    10.331     9.831       360        358             480             478          0          0          36
    56,481.13    11.300    10.800       360        359             360             359          0          0          24
 1,345,006.53    10.395     9.895       360        358             360             358          0          0          36
   118,949.30    10.200     9.700       360        357             300             300         60         57          36
   195,000.46     8.700     8.200       360        359             480             479          0          0          36
   595,380.16     9.246     8.746       360        358             360             358          0          0          36
   194,642.57    10.785    10.285       360        357             480             477          0          0          36
   138,677.19    10.150     9.650       360        357             600             597          0          0          24
   384,739.78     9.567     9.067       360        358             600             598          0          0          36
 1,282,525.54    10.603    10.103       360        358             360             358          0          0          36
   248,000.00     7.200     6.700       360        359             300             300         60         59          36
   597,807.14     9.117     8.617       360        358             480             478          0          0          12
 2,906,461.39     9.592     9.092       360        358             480             478          0          0          36
   773,866.86    10.011     9.511       360        358             600             598          0          0          12
   135,190.10     9.400     8.900       360        359             600             599          0          0          24
 8,576,143.07     9.072     8.572       360        358             600             598          0          0          36
   101,287.74     7.300     6.800       180        179             180             179          0          0          36
 2,896,912.07     9.970     9.470       360        358             360             358          0          0          12
   267,798.92     9.900     9.400       360        359             360             359          0          0          24
13,191,546.56     9.587     9.087       360        358             360             358          0          0          36
   436,000.00     7.990     7.490       360        357             300             300         60         57          12
 1,019,091.94     9.260     8.760       360        358             300             300         60         58          36
 1,685,798.97     9.490     8.990       360        358             480             478          0          0           0
 3,742,996.10     9.776     9.276       360        358             600             598          0          0           0
 8,100,267.49    10.137     9.637       360        358             360             358          0          0           0
   875,000.00    10.556    10.056       360        358             300             300         60         58           0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING     ORIGINAL  REMAINING   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-   MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY    PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM      PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)  EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  ---------  ---------  ----------
    49,996.81    12.900    12.400       360        359             480             479          0          0          36
   264,989.57    10.950    10.450       360        359             600             599          0          0          36
   124,925.04    12.100    11.600       360        358             360             358          0          0          12
 1,822,778.02    11.515    11.015       360        359             360             359          0          0          36
    85,000.00    12.350    11.850       180        179             300             300         60         59          36
    99,893.73    12.950    12.450       360        359             480             479          0          0          36
   161,059.22    12.493    11.993       360        358             360             358          0          0          24
   376,520.72    12.812    12.312       360        359             360             359          0          0          36
 1,246,320.84    10.856    10.356       360        358             360             358          0          0          36
   159,974.74    12.250    11.750       360        358             480             478          0          0          24
   360,838.67    12.161    11.661       360        359             600             599          0          0          24
   300,109.14    11.166    10.666       360        359             360             359          0          0          24
   967,311.32    11.216    10.716       360        359             300             300         60         59          24
   161,300.68    11.150    10.650       360        357             480             477          0          0          36
   102,470.02    11.900    11.400       360        359             360             359          0          0          24
 1,032,990.92    11.386    10.886       360        358             360             358          0          0          36
   121,995.01    12.550    12.050       360        358             600             598          0          0          36
   753,134.45    10.536    10.036       360        357             360             357          0          0          36
    99,079.92     9.200     8.700       360        359             300             300         60         59          36
   299,141.95    12.400    11.900       360        358             600             598          0          0          12
   161,637.54    10.775    10.275       360        358             600             598          0          0          36
    86,660.38     8.350     7.850       180        177             180             177          0          0          36
    72,989.08    14.850    14.350       360        359             360             359          0          0          12
   766,189.81    12.103    11.603       360        358             360             358          0          0          36
 1,053,927.34    10.597    10.097       360        358             480             478          0          0          12
 2,051,435.75    10.407     9.907       360        358             480             478          0          0          36
 1,536,039.72    11.186    10.686       360        357             600             597          0          0          12
 1,326,468.37    13.100    12.600       360        359             600             599          0          0          24
 8,586,673.56    10.327     9.827       360        357             600             597          0          0          36
   262,023.23    10.809    10.309       180        178             180             178          0          0          36
 1,755,265.83    10.624    10.124       360        358             360             358          0          0          12
 1,123,907.94    11.801    11.301       360        359             360             359          0          0          24
 7,360,893.76    10.985    10.485       360        359             360             359          0          0          36
    92,000.00     7.500     7.000       360        359             420             420         60         59          36
 2,173,999.54     9.652     9.152       360        359             300             300         60         59          12
 2,254,152.00     9.269     8.769       360        358             300             300         60         58          36
 1,576,828.90    12.549    12.049       360        359             480             479          0          0           0
 4,341,745.89    11.756    11.256       360        358             600             598          0          0           0
   478,518.26     7.250     6.750       180        179             180             179          0          0           0
10,523,837.31    11.713    11.213       360        358             360             358          0          0           0
   911,650.00    12.600    12.100       360        358             300             300         60         58           0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS


                                                            ORIGINAL        REMAINING     ORIGINAL  REMAINING
                                                          AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                             NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM      TERM     (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)
--------------  --------  --------  --------  ---------  --------------  --------------  ---------  ---------
    179,181.91    10.450     9.950       360        357             360             357          0          0
  1,148,616.45     8.581     8.081       360        357             360             357          0          0
  1,077,009.91    10.399     9.899       360        358             480             478          0          0
  1,485,774.02     9.829     9.329       360        357             480             477          0          0
  1,372,108.65     8.465     7.965       360        358             600             598          0          0
  2,296,645.88     8.365     7.865       360        358             600             598          0          0
    232,000.00     7.900     7.400       360        359             240             240        120        119
    389,850.00     9.397     8.897       360        359             300             300         60         59
  2,577,057.17     9.582     9.082       360        359             360             359          0          0
    784,551.10    10.162     9.662       360        358             480             478          0          0
  1,256,111.32     9.320     8.820       360        357             600             597          0          0
     85,600.00     9.000     8.500       360        357             300             300         60         57
    737,461.99     9.632     9.132       360        358             360             358          0          0
  3,058,132.50     9.523     9.023       360        358             360             358          0          0
    813,027.29     9.685     9.185       360        358             360             358          0          0
    671,595.56     9.098     8.598       360        358             480             478          0          0
    348,836.96     9.696     9.196       360        358             480             478          0          0
    938,971.91     9.021     8.521       360        358             600             598          0          0
    441,146.74     7.562     7.062       360        358             600             598          0          0
  1,448,123.25     9.658     9.158       360        358             360             358          0          0
    359,621.35     8.238     7.738       360        358             360             358          0          0
    341,723.08     8.851     8.351       360        356             480             476          0          0
    825,285.14     9.519     9.019       360        358             480             478          0          0
    696,741.95     9.665     9.165       360        358             600             598          0          0
    125,956.52    11.150    10.650       360        359             360             359          0          0
  1,606,339.60    10.580    10.080       360        357             360             357          0          0
  2,105,092.53     9.356     8.856       360        358             360             358          0          0
    446,426.07     9.335     8.835       360        358             480             478          0          0
    580,763.05     9.809     9.309       360        358             480             478          0          0
    401,232.69     9.211     8.711       360        358             600             598          0          0
    110,039.72     8.150     7.650       360        357             600             597          0          0
  2,565,496.13     9.204     8.704       360        358             600             598          0          0
    693,516.73     9.392     8.892       360        358             360             358          0          0
  1,532,370.73     9.788     9.288       360        358             360             358          0          0
    555,935.84     9.416     8.916       360        358             360             358          0          0
    501,650.77    10.089     9.589       360        359             480             479          0          0
    230,372.07    10.866    10.366       360        359             480             479          0          0

                                                            NUMBER OF
                                                             MONTHS                ORIGINAL
           INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
             RATE                                 CHANGE      RATE               PREPAYMENT
  GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
    4.000    1.000     1.000   16.450   10.450          6          57  6M LIBOR          24
    4.000    1.000     1.000   14.581    8.581          6          57  6M LIBOR          36
    4.000    1.000     1.000   16.399   10.399          6          58  6M LIBOR          24
    4.000    1.000     1.000   15.829    9.829          6          57  6M LIBOR          36
    4.597    1.586     1.000   14.465    8.465          6          58  6M LIBOR          24
    4.319    1.338     1.000   14.365    8.365          6          58  6M LIBOR          36
    5.400    3.000     1.000   13.900    7.900          6          59  6M LIBOR          36
    4.000    1.000     1.000   15.397    9.397          6          59  6M LIBOR          24
    4.389    1.352     1.000   15.582    9.582          6          59  6M LIBOR          24
    4.674    1.680     1.000   16.162   10.162          6          58  6M LIBOR          24
    4.000    1.000     1.000   15.320    9.320          6          57  6M LIBOR          24
    4.000    1.000     1.000   15.000    9.000          6          57  6M LIBOR          24
    4.164    1.234     1.000   15.632    9.632          6          58  6M LIBOR          12
    4.356    1.334     1.000   15.523    9.523          6          58  6M LIBOR          24
    4.158    1.226     1.000   15.685    9.685          6          58  6M LIBOR          36
    5.057    1.955     1.000   15.098    9.098          6          58  6M LIBOR          24
    4.832    1.694     1.000   15.696    9.696          6          58  6M LIBOR          36
    4.171    1.244     1.000   15.021    9.021          6          58  6M LIBOR          24
    4.558    1.798     1.000   13.562    7.562          6          58  6M LIBOR          36
    4.444    1.370     1.000   15.658    9.658          6          58  6M LIBOR          24
    4.000    1.000     1.000   14.238    8.238          6          58  6M LIBOR          36
    4.000    1.000     1.000   14.851    8.851          6          56  6M LIBOR          24
    5.116    1.930     1.000   15.519    9.519          6          58  6M LIBOR          36
    4.273    1.390     1.000   15.665    9.665          6          58  6M LIBOR          24
    6.400    3.000     1.000   17.150   11.150          6          59  6M LIBOR          12
    4.000    1.000     1.000   16.580   10.580          6          57  6M LIBOR          24
    4.365    1.436     1.000   15.356    9.356          6          58  6M LIBOR          36
    5.081    2.545     1.000   15.335    9.335          6          58  6M LIBOR          24
    4.000    1.000     1.000   15.809    9.809          6          58  6M LIBOR          36
    4.000    1.000     1.000   15.211    9.211          6          58  6M LIBOR          12
    4.000    1.000     1.000   14.150    8.150          6          57  6M LIBOR          24
    4.103    1.248     1.000   15.204    9.204          6          58  6M LIBOR          36
    4.000    1.000     1.000   15.392    9.392          6          58  6M LIBOR          12
    4.296    1.346     1.000   15.788    9.788          6          58  6M LIBOR          24
    4.807    1.828     1.000   15.416    9.416          6          58  6M LIBOR          36
    4.968    2.382     1.000   16.089   10.089          6          59  6M LIBOR          12
    4.269    2.345     1.000   16.866   10.866          6          59  6M LIBOR          24

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                 GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONT.)


                                                            ORIGINAL        REMAINING     ORIGINAL  REMAINING
                                                          AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                             NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM      TERM     (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)
--------------  --------  --------  --------  ---------  --------------  --------------  ---------  ---------
    744,625.10     8.539     8.039       360        358             480             478          0          0
    891,987.57     9.072     8.572       360        358             600             598          0          0
    778,080.04     9.423     8.923       360        357             600             597          0          0
    687,082.59     9.150     8.650       360        358             600             598          0          0
  4,507,191.79     9.415     8.915       360        358             360             358          0          0
 36,087,370.66     9.083     8.583       360        358             360             358          0          0
  6,948,951.02     8.985     8.485       360        358             360             358          0          0
  1,897,394.11    10.101     9.601       360        358             480             478          0          0
 24,207,529.60     9.002     8.502       360        358             480             478          0          0
  5,890,921.89     8.679     8.179       360        358             480             478          0          0
 16,531,925.05     8.747     8.247       360        358             600             598          0          0
164,452,076.78     8.385     7.885       360        358             600             598          0          0
 39,650,381.06     8.273     7.773       360        358             600             598          0          0
     67,920.00     8.600     8.100       360        359             240             240        120        119
    368,199.00     8.264     7.764       360        359             240             240        120        119
  2,078,842.00     8.407     7.907       360        359             240             240        120        119
  1,102,860.00     8.538     8.038       360        359             300             300         60         59
  5,080,431.32     7.914     7.414       360        358             300             300         60         58
    933,477.04     8.109     7.609       360        357             300             300         60         57
 39,832,049.73     9.625     9.125       360        358             360             358          0          0
 20,470,448.68     9.788     9.288       360        358             480             478          0          0
 64,988,609.59     9.031     8.531       360        358             600             598          0          0
    984,500.00     9.811     9.311       360        359             240             240        120        119
  2,683,393.00     7.979     7.479       360        358             300             300         60         58

                                                            NUMBER OF
                                                             MONTHS                ORIGINAL
           INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
             RATE                                 CHANGE      RATE               PREPAYMENT
  GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
    4.857    1.714     1.000   14.539    8.539          6          58  6M LIBOR          36
    4.000    1.000     1.000   15.072    9.072          6          58  6M LIBOR          12
    4.000    1.000     1.000   15.423    9.423          6          57  6M LIBOR          24
    4.187    1.268     1.000   15.150    9.150          6          58  6M LIBOR          36
    4.293    1.281     1.000   15.415    9.415          6          58  6M LIBOR          12
    4.111    1.144     1.000   15.083    9.083          6          58  6M LIBOR          24
    4.869    2.033     1.000   14.985    8.985          6          58  6M LIBOR          36
    4.000    1.000     1.000   16.101   10.101          6          58  6M LIBOR          12
    4.127    1.149     1.000   15.002    9.002          6          58  6M LIBOR          24
    4.367    1.478     1.000   14.679    8.679          6          58  6M LIBOR          36
    4.154    1.191     1.000   14.747    8.747          6          58  6M LIBOR          12
    4.152    1.199     1.000   14.386    8.385          6          58  6M LIBOR          24
    4.347    1.462     1.000   14.273    8.273          6          58  6M LIBOR          36
    5.400    3.000     1.000   14.600    8.600          6          59  6M LIBOR          12
    5.400    3.000     1.000   14.264    8.264          6          59  6M LIBOR          24
    5.461    3.000     1.000   14.407    8.407          6          59  6M LIBOR          36
    4.000    1.000     1.000   14.538    8.538          6          59  6M LIBOR          12
    4.000    1.000     1.000   13.914    7.914          6          58  6M LIBOR          24
    4.000    1.000     1.000   14.109    8.109          6          57  6M LIBOR          36
    4.192    1.247     1.000   15.625    9.625          6          58  6M LIBOR           0
    4.204    1.258     1.000   15.788    9.788          6          58  6M LIBOR           0
    4.230    1.325     1.000   15.029    9.031          6          58  6M LIBOR           0
    5.400    3.000     1.000   15.811    9.811          6          59  6M LIBOR           0
    3.659    1.000     1.000   13.979    7.979          6          58  6M LIBOR           0

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS


                                                           ORIGINAL      REMAINING    ORIGINAL  REMAINING
                                                         AMORTIZATION  AMORTIZATION  INTEREST-  INTEREST-
                             NET    ORIGINAL  REMAINING   TERM (LESS    TERM (LESS      ONLY       ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM      IO-TERM)      IO-TERM)       TERM       TERM
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)     (MONTHS)   (MONTHS)
--------------  --------  --------  --------  ---------  ------------  ------------  ---------  ---------
    111,075.50     8.900     8.400       360        358           360           358          0          0
    344,262.32     8.757     8.257       360        358           360           358          0          0
  1,486,507.71     9.565     9.065       360        359           600           599          0          0
  1,698,000.39     8.502     8.002       360        358           600           598          0          0
    588,000.00    10.350     9.850       360        359           240           240        120        119
     80,750.00     7.900     7.400       360        357           300           300         60         57
     79,931.38    12.050    11.550       360        357           360           357          0          0
    110,169.97    10.500    10.000       360        358           480           478          0          0
     78,828.36     8.850     8.350       360        357           600           597          0          0
    129,200.00     8.950     8.450       360        359           240           240        120        119
    233,000.00     9.122     8.622       360        357           300           300         60         57
  1,119,060.73     8.850     8.350       360        358           360           358          0          0
    172,058.96    12.816    12.316       360        359           360           359          0          0
     52,237.22    10.850    10.350       360        358           480           478          0          0
    149,136.06    11.700    11.200       360        359           480           479          0          0
     75,396.50    12.250    11.750       360        358           600           598          0          0
     66,498.26    11.950    11.450       360        359           600           599          0          0
    185,996.58    12.800    12.300       360        359           600           599          0          0
    504,424.84     9.005     8.505       360        358           360           358          0          0
  1,403,274.70     9.813     9.313       360        358           360           358          0          0
    799,467.96     8.900     8.400       360        357           480           477          0          0
  1,393,812.92     8.956     8.456       360        357           600           597          0          0
    232,728.47     8.984     8.484       360        358           300           300         60         58
    229,900.00     9.250     8.750       360        359           300           300         60         59
    430,936.94     9.446     8.946       360        358           360           358          0          0
    176,967.62    11.825    11.325       360        359           360           359          0          0
  1,521,629.07     8.851     8.351       360        358           480           478          0          0
     90,206.83     9.999     9.499       360        357           480           477          0          0
    446,495.34     8.305     7.805       360        359           480           479          0          0
     75,902.13    11.050    10.550       360        359           600           599          0          0
    769,159.69     9.523     9.023       360        357           600           597          0          0
    704,547.14     7.661     7.161       360        359           600           599          0          0
    100,700.00    11.050    10.550       360        357           300           300         60         57
  2,328,247.57    10.613    10.113       360        359           360           359          0          0
 12,468,040.14     9.090     8.590       360        358           360           358          0          0
  3,948,597.91     9.930     9.430       360        359           360           359          0          0
  4,999,426.99    10.437     9.937       360        359           480           479          0          0
  8,995,899.62     9.154     8.654       360        358           480           478          0          0

                                                            NUMBER OF
                                                             MONTHS               ORIGINAL
           INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
             RATE                                 CHANGE      RATE               PREPAYMENT
  GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
    4.000    1.000     1.000   14.900    8.900          6          58  6M LIBOR          24
    4.000    1.000     1.000   14.757    8.757          6          58  6M LIBOR          36
    5.288    2.074     1.000   15.565    9.565          6          59  6M LIBOR          24
    4.624    1.520     1.000   14.502    8.502          6          58  6M LIBOR          36
    5.400    3.000     1.000   16.350   10.350          6          59  6M LIBOR          36
    4.000    1.000     1.000   13.900    7.900          6          57  6M LIBOR          36
    4.000    1.000     1.000   18.050   12.050          6          57  6M LIBOR          24
    4.000    1.000     1.000   16.500   10.500          6          58  6M LIBOR          24
    4.000    1.000     1.000   14.850    8.850          6          57  6M LIBOR          24
    6.400    3.000     1.000   14.950    8.950          6          59  6M LIBOR          24
    4.000    1.000     1.000   15.122    9.122          6          57  6M LIBOR          24
    4.817    1.828     1.000   14.850    8.850          6          58  6M LIBOR          24
    6.400    3.000     1.000   18.816   12.816          6          59  6M LIBOR          36
    4.000    1.000     1.000   16.850   10.850          6          58  6M LIBOR          24
    6.400    3.000     1.000   17.700   11.700          6          59  6M LIBOR          36
    4.000    1.000     1.000   18.250   12.250          6          58  6M LIBOR          24
    6.400    3.000     1.000   17.950   11.950          6          59  6M LIBOR          36
    6.400    3.000     1.000   18.800   12.800          6          59  6M LIBOR          24
    4.239    1.200     1.000   15.005    9.005          6          58  6M LIBOR          24
    4.396    1.330     1.000   15.813    9.813          6          58  6M LIBOR          36
    4.000    1.000     1.000   14.900    8.900          6          57  6M LIBOR          36
    4.000    1.000     1.000   14.956    8.956          6          57  6M LIBOR          36
    4.000    1.000     1.000   14.984    8.984          6          58  6M LIBOR          24
    4.000    1.000     1.000   15.250    9.250          6          59  6M LIBOR          36
    4.264    1.377     1.000   15.446    9.446          6          58  6M LIBOR          24
    6.400    3.000     1.000   17.825   11.825          6          59  6M LIBOR          36
    4.625    1.894     1.000   14.851    8.851          6          58  6M LIBOR          12
    4.000    1.000     1.000   15.999    9.999          6          57  6M LIBOR          24
    5.019    2.194     1.000   14.305    8.305          6          59  6M LIBOR          36
    4.000    1.000     1.000   17.050   11.050          6          59  6M LIBOR          12
    4.199    1.284     1.000   15.523    9.523          6          57  6M LIBOR          24
    6.166    2.805     1.000   13.661    7.661          6          59  6M LIBOR          36
    4.000    1.000     1.000   17.050    11.05          6          57  6M LIBOR          24
    4.588    1.490     1.000   16.613   10.613          6          59  6M LIBOR          12
    4.236    1.211     1.000   15.090    9.090          6          58  6M LIBOR          24
    5.204    2.136     1.000   15.930    9.930          6          59  6M LIBOR          36
    4.466    1.388     1.000   16.437   10.437          6          59  6M LIBOR          12
    4.340    1.284     1.000   15.154    9.154          6          58  6M LIBOR          24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                GROUP II ADJUSTABLE RATE MORTGAGE LOANS (CONT.)


                                                           ORIGINAL      REMAINING    ORIGINAL  REMAINING
                                                         AMORTIZATION  AMORTIZATION  INTEREST-  INTEREST-
                             NET    ORIGINAL  REMAINING   TERM (LESS    TERM (LESS      ONLY       ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM      IO-TERM)      IO-TERM)       TERM       TERM
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)     (MONTHS)   (MONTHS)
--------------  --------  --------  --------  ---------  ------------  ------------  ---------  ---------
  2,028,817.65     8.541     8.041       360        358           480           478          0          0
 18,768,506.88     9.350     8.850       360        358           600           598          0          0
 93,080,701.35     8.849     8.349       360        358           600           598          0          0
 25,968,064.01     8.815     8.315       360        358           600           598          0          0
  1,102,900.00    11.650    11.150       360        359           240           240        120        119
  2,681,260.00     9.891     9.391       360        359           240           240        120        119
  2,911,565.20     8.821     8.321       360        357           300           300         60         57
  6,963,841.99     8.707     8.207       360        358           300           300         60         58
  1,670,562.66     8.421     7.921       360        358           300           300         60         58
 24,621,627.33    10.093     9.593       360        358           360           358          0          0
 18,356,502.44    10.190     9.690       360        358           480           478          0          0
 48,797,625.03     9.824     9.324       360        358           600           598          0          0
  2,187,612.49     9.676     9.176       360        359           240           240        120        119
  4,678,027.00     9.778     9.278       360        358           300           300         60         58

                                                            NUMBER OF
                                                             MONTHS               ORIGINAL
           INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
             RATE                                 CHANGE      RATE               PREPAYMENT
  GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
    4.197    1.281     1.000   14.541    8.541          6          58  6M LIBOR          36
    4.574    1.498     1.000   15.350    9.350          6          58  6M LIBOR          12
    4.256    1.249     1.000   14.849    8.849          6          58  6M LIBOR          24
    4.725    1.658     1.000   14.815    8.815          6          58  6M LIBOR          36
    6.400    3.000     1.000   17.650   11.650          6          59  6M LIBOR          12
    6.058    3.000     1.000   15.891    9.891          6          59  6M LIBOR          36
    4.000    1.000     1.000   14.821    8.821          6          57  6M LIBOR          12
    4.000    1.000     1.000   14.707    8.707          6          58  6M LIBOR          24
    4.000    1.000     1.000   14.421    8.421          6          58  6M LIBOR          36
    4.459    1.388     1.000   16.093   10.093          6          58  6M LIBOR           0
    4.300    1.331     1.000   16.190   10.190          6          58  6M LIBOR           0
    4.386    1.364     1.000   15.824    9.824          6          58  6M LIBOR           0
    6.400    3.000     1.000   15.676    9.676          6          59  6M LIBOR           0
    3.919    1.000     1.000   15.778    9.778          6          58  6M LIBOR           0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                    AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $893,417,460
Aggregate Original Principal Balance      $893,799,919
Number of Mortgage Loans                         3,665

                                  MINIMUM      MAXIMUM    AVERAGE (1)
                                ----------   ----------   -----------
Original Principal Balance         $50,000   $1,163,750      $243,874
Outstanding Principal Balance      $49,919   $1,163,660      $243,770

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM    AVERAGE (2)
                                ----------   ----------   -----------
Original Term (mos)                   180          360           360
Stated remaining Term (mos)           177          360           358
Loan Age (mos)                          0           15             2
Current Interest Rate               5.990%      15.850%        9.202%
Initial Interest Rate Cap(3)        1.000%       3.000%        1.320%
Periodic Rate Cap(3)                1.000%       1.000%        1.000%
Gross Margin(3)                     2.750%       6.650%        4.293%
Maximum Mortgage Rate(3)           11.990%      20.050%       15.028%
Minimum Mortgage Rate(3)            5.990%      14.050%        9.028%
Months to Roll(3)                      45           60            58
Original Loan-to-Value              52.31%      100.00%        88.57%
Combined Loan-to-Value(4)           71.72%      100.00%        97.95%
Credit Score                          540          816           662

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   06/01/2022   09/01/2037

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                              100.00%
2nd Lien                                0.00%

OCCUPANCY
Primary                                96.33%
Second Home                             0.55%
Investment                              3.11%

LOAN TYPE
Fixed Rate                             12.80%
ARM                                    87.20%

AMORTIZATION TYPE
Fully Amortizing                       23.61%
Interest Only (5)                       5.38%
15/30 Balloon                           0.01%
30/40 Balloon                          12.41%
30/50 Balloon                          58.60%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2006                                    0.20%
2007                                   99.80%

LOAN PURPOSE
Purchase                               78.79%
Refinance - Rate/Term                   2.92%
Refinance - Cashout                    18.29%

PROPERTY TYPE
Single Family                          63.95%
Condominium                             6.10%
Planned Unit Development               24.60%
Two- to Four-Family                     5.35%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

(4) Includes Mortgage Loans that are in a first lien position with subordinate financing

(5)  Include 2 Balloon Loans

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

MORTGAGE RATES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------            --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                 1        193,445      0.02     5.990       700      193,445     79.99     55.00   100.00     0.00
6.001% to 6.500%                 7      1,582,401      0.18     6.411       728      226,057     80.00     50.22   100.00    23.31
6.501% to 7.000%                82     24,008,064      2.69     6.854       680      292,781     79.89     49.54   100.00     5.28
7.001% to 7.500%               216     57,603,895      6.45     7.305       678      266,685     80.11     48.20    98.42     8.67
7.501% to 8.000%               442    112,491,164     12.59     7.809       673      254,505     81.51     46.79    95.63     6.00
8.001% to 8.500%               496    125,999,273     14.10     8.279       666      254,031     83.84     46.46    91.44     4.45
8.501% to 9.000%               586    149,231,891     16.70     8.778       666      254,662     86.91     45.58    77.63     4.89
9.001% to 9.500%               391    102,330,851     11.45     9.268       664      261,716     90.23     46.48    73.29     4.95
9.501% to 10.000%              411    101,416,912     11.35     9.808       658      246,756     92.68     46.12    64.61     6.72
10.001% to 10.500%             268     63,847,604      7.15    10.273       648      238,237     94.72     46.75    60.21     4.48
10.501% to 11.000%             241     52,726,383      5.90    10.780       651      218,782     96.53     44.93    67.58     5.72
11.001% to 11.500%             140     29,166,694      3.26    11.255       647      208,334     96.90     46.13    77.15     1.04
11.501% to 12.000%             135     28,237,038      3.16    11.782       640      209,163     98.12     45.62    76.53     4.50
12.001% to 12.500%             139     24,234,562      2.71    12.283       633      174,349     98.23     44.33    82.61     4.16
12.501% to 13.000%              73     13,447,453      1.51    12.748       627      184,212     98.41     44.61    79.35     4.87
13.001% to 13.500%              16      2,858,909      0.32    13.254       640      178,682     98.67     40.94   100.00    18.35
13.501% to 14.000%              11      2,108,149      0.24    13.791       627      191,650     97.53     48.22   100.00     9.82
14.001% to 14.500%               2        888,477      0.10    14.285       647      444,239    100.00     52.39   100.00     0.00
14.501% or greater               8      1,044,294      0.12    14.952       619      130,537     98.08     46.34   100.00     6.22
                             -----    -----------    ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======    ======       ===      =======    ======     =====   ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 15.850% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 9.202% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
REMAINING TERMS (MONTHS)    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                       8      1,141,427      0.13     8.832       697      142,678     88.69     36.05    88.79     7.45
337 to 348                       1        154,547      0.02     8.625       613      154,547     80.00     31.00   100.00     0.00
349 to 360                   3,656    892,121,486     99.85     9.202       662      244,016     88.57     46.34    80.29     5.38
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 177 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                     OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ORIGINAL MORTGAGE         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PRINCIPAL BALANCES     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  8        399,768      0.04    12.157       632       49,971     92.82     38.50   100.00     0.00
$50,001 to $100,000            503     39,580,665      4.43    10.299       656       78,689     92.33     43.47    93.53     2.56
$100,001 to $150,000           707     88,820,467      9.94     9.472       656      125,630     88.61     45.78    88.61     3.55
$150,001 to $200,000           625    109,869,369     12.30     9.019       659      175,791     87.09     46.26    82.65     2.78
$200,001 to $250,000           514    115,576,731     12.94     9.048       657      224,857     87.10     46.40    85.36     3.52
$250,001 to $300,000           347     94,819,361     10.61     8.995       662      273,255     87.02     47.22    78.93     6.30
$300,001 to $350,000           210     68,338,480      7.65     9.137       663      325,421     88.02     48.14    72.49     6.17
$350,001 to $400,000           221     83,217,116      9.31     8.855       658      376,548     86.09     46.69    80.65     4.97
$400,001 to $450,000           131     55,690,327      6.23     9.068       659      425,117     87.73     46.61    77.89     6.09
$450,001 to $500,000           118     56,253,977      6.30     9.143       664      476,729     88.60     46.33    79.68    12.92
$500,001 to $550,000            72     37,471,240      4.19     9.318       657      520,434     89.87     46.59    66.74     4.07
$550,001 to $600,000            60     34,569,582      3.87     9.519       660      576,160     91.10     45.34    49.80     4.94
$600,001 to $650,000            53     33,283,520      3.73     9.659       670      627,991     93.61     45.70    73.53     3.77
$650,001 to $700,000            30     20,185,822      2.26     9.412       670      672,861     92.70     44.08    83.40     0.00
$700,001 to $750,000            19     13,793,228      1.54     9.223       699      725,959     92.92     47.08    73.89    15.99
$750,001 to $800,000            13     10,123,418      1.13     9.347       679      778,724     92.24     46.44    77.26    15.76
$800,001 to $850,000            12      9,941,249      1.11     9.604       674      828,437     95.75     48.79    91.63    16.83
$850,001 to $900,000             2      1,747,819      0.20     9.708       706      873,910    100.00     45.90   100.00     0.00
$900,001 to $950,000            10      9,354,043      1.05     9.401       691      935,404     93.85     43.50   100.00    19.59
$950,001 to $1,000,000           6      5,904,051      0.66     8.167       718      984,009     87.10     44.81   100.00     0.00
$1,000,001 or greater            4      4,477,228      0.50     8.214       673    1,119,307     87.38     44.98   100.00     0.00
                             -----    -----------    ------    ------       ---    ---------    ------     -----   ------    -----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======    ======       ===    =========    ======     =====   ======    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $49,919 to approximately $1,163,660 and the average outstanding principal balance of the Mortgage Loans was approximately $243,770.

PRODUCT TYPES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRODUCT TYPES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans              7      1,056,427      0.12     8.549       702      150,918     87.78     35.00    87.89     0.00
30 Year Fixed Loans            424     67,990,699      7.61    10.466       654      160,355     92.07     44.26    85.35    14.85
15/30 Balloon Loans              1         85,000      0.01    12.350       641       85,000    100.00     49.00   100.00   100.00
30/40 Balloon Loans             70     12,831,683      1.44    10.298       646      183,310     91.93     45.94    83.88     0.72
30/50 Balloon Loans            138     32,368,946      3.62    10.297       651      234,558     90.63     44.97    81.78     0.00
5/25 LIBOR Loans               945    189,821,623     21.25     9.395       664      200,869     90.93     44.12    78.58    19.91
5/25 LIBOR Loans
   (40 due in 30)              406     98,054,896     10.98     9.526       654      241,515     90.84     46.32    68.86     0.00
5/25 LIBOR Loans
   (50 due in 30)            1,674    491,208,185     54.98     8.787       664      293,434     86.49     47.58    82.34     0.00
                             -----    -----------    ------    ------       ---      -------    ------     -----   ------   ------
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======    ======       ===      =======    ======     =====   ======   ======

With respect to 73.19% of the Mortgage Loans, the period of time during which the initial mortgage rate on such Mortgage Loans was fixed was a period less than 5 years. With respect to each such Mortgage Loan, the Servicer has, or by the Closing Date will have, sent a letter to the relevant borrower advising that the initial mortgage rate will remain fixed for a period of 5 years from the relevant closing date of the Mortgage Loan, and that the margin over the applicable index rate once the 5 year period has expired will be the lesser of 4.00% and the margin that was originally specified in the mortgage note.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

AMORTIZATION TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AMORTIZATION TYPE           LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing             1,220    210,973,995     23.61     9.806       658      172,930     91.88     44.28    77.87     0.00
Balloon                      2,289    634,548,710     71.02     9.010       662      277,217     87.49     47.22    80.26     0.03
60 Month Interest-Only         124     37,474,321      4.19     8.935       680      302,212     88.34     43.76    93.07   100.00
120 Month Interest-Only         32     10,420,433      1.17     9.633       669      325,639     88.10     42.19    85.89   100.00
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====   ======

ADJUSTMENT TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT TYPE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                          3,025    779,084,704     87.20     9.028       663      257,549     88.12     46.58    79.73     4.85
Fixed Rate                     640    114,332,756     12.80    10.383       653      178,645     91.61     44.57    84.21     8.99
                             -----    -----------    ------    ------       ---      -------     -----     -----    -----     ----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======    ======       ===      =======     =====     =====    =====     ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GEOGRAPHIC DISTRIBUTION     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         34      4,896,723      0.55     9.798       653      144,021     90.91     46.67    83.19    12.60
Arizona                        136     31,250,020      3.50     8.747       659      229,780     86.43     45.47    81.83     7.09
Arkansas                        13      1,775,716      0.20     9.715       670      136,594     94.98     48.49    64.19     0.00
California                     470    189,602,782     21.22     8.637       667      403,410     86.55     47.31    80.92     6.66
Colorado                        95     20,954,180      2.35     9.347       657      220,570     87.97     43.33    85.41     8.76
Connecticut                     21      5,102,609      0.57     9.808       662      242,981     89.41     46.22    88.59     0.00
Delaware                         3        992,057      0.11     8.852       657      330,686     85.31     50.50    64.60     0.00
District of Columbia             1        315,964      0.04     8.300       647      315,964     80.00     49.00   100.00     0.00
Florida                        378     93,621,616     10.48     8.976       666      247,676     86.68     46.55    82.75     5.29
Georgia                        120     23,476,105      2.63     9.934       654      195,634     91.42     46.87    86.78     5.16
Idaho                           26      5,291,003      0.59     9.296       652      203,500     88.55     44.35    85.01    19.79
Illinois                       183     46,264,122      5.18     9.759       665      252,809     93.67     47.38    49.72     3.26
Indiana                        104     12,043,189      1.35     9.785       659      115,800     92.70     45.81    85.59     0.99
Iowa                            26      2,885,164      0.32    10.237       636      110,968     94.52     44.12    83.80     0.00
Kansas                          20      3,126,630      0.35    10.284       649      156,331     91.25     41.55    59.19     0.00
Kentucky                        27      3,875,575      0.43     9.945       653      143,540     91.36     44.93    54.10     2.60
Louisiana                       24      3,411,599      0.38    10.106       649      142,150     92.71     48.67    96.74     0.00
Maine                            9      1,471,054      0.16    10.008       643      163,450     92.22     45.26    51.33     0.00
Maryland                        82     31,176,121      3.49     9.086       660      380,197     88.04     48.70    81.27     2.72
Massachusetts                   62     17,078,997      1.91     9.555       660      275,468     87.36     45.24    78.87     3.00
Michigan                       115     17,334,444      1.94     9.834       659      150,734     90.58     43.81    80.24     5.70
Minnesota                       57     14,120,495      1.58     9.261       660      247,728     90.71     47.78    70.57     9.14
Mississippi                     13      1,507,853      0.17    10.825       645      115,989     95.38     44.09   100.00     0.00
Missouri                        54      7,611,219      0.85     9.905       649      140,948     91.51     47.41    76.58    10.69
Montana                          3        518,477      0.06    12.362       615      172,826     91.52     45.53   100.00     0.00
Nebraska                         7        792,573      0.09    10.522       646      113,225     95.00     47.08    88.65     0.00
Nevada                          81     22,484,249      2.52     8.937       661      277,583     86.36     44.83    89.97     4.14
New Hampshire                   16      2,985,263      0.33     9.501       631      186,579     88.76     43.02    95.14     0.00
New Jersey                      73     22,779,526      2.55     9.792       666      312,048     90.83     46.23    70.88     5.55
New Mexico                      17      4,025,353      0.45     9.913       646      236,785     90.95     44.70    58.67     0.00
New York                       160     48,479,360      5.43     9.270       668      302,996     92.19     48.14    67.25     7.55
North Carolina                 112     20,115,471      2.25     9.770       665      179,602     89.81     45.58    92.18     2.97
North Dakota                     1         56,945      0.01    11.500       600       56,945     95.00     49.00   100.00     0.00
Ohio                           112     14,612,335      1.64    10.150       649      130,467     92.52     43.66    83.31    11.38
Oklahoma                        11      1,838,328      0.21    10.197       636      167,121     91.02     43.35   100.00     0.00
Oregon                          95     22,992,128      2.57     8.602       666      242,022     85.34     46.25    86.95     9.33
Pennsylvania                    82     13,395,184      1.50     9.906       653      163,356     93.97     46.11    85.15     0.00
Rhode Island                    16      4,571,497      0.51     9.924       660      285,719     90.88     51.19    58.66     7.11
South Carolina                  39      7,380,427      0.83     9.772       656      189,242     90.97     40.96    92.09     1.51
South Dakota                     1        167,909      0.02     9.600       630      167,909     80.00     55.00   100.00     0.00
Tennessee                       91     11,659,502      1.31     9.618       643      128,126     88.91     45.89    89.44     0.00
Texas                          241     41,032,023      4.59     9.549       652      170,257     88.70     44.65    90.29     2.89
Utah                           106     24,458,811      2.74     8.814       672      230,744     87.47     46.49    80.08     5.85
Vermont                          6        931,125      0.10     9.146       644      155,187     88.39     41.86   100.00     0.00
Virginia                        48     13,490,499      1.51     8.354       651      281,052     83.74     49.37    91.15     8.38
Washington                     208     64,378,139      7.21     9.093       664      309,510     86.76     44.50    88.79     4.42
West Virginia                    6        979,406      0.11    10.265       621      163,234     91.75     48.39   100.00     0.00
Wisconsin                       56      9,538,728      1.07     9.904       652      170,334     92.07     45.93    62.26     1.04
Wyoming                          4        568,966      0.06     9.910       632      142,242     91.95     49.31    57.26     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

No more than approximately 0.35% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF ORIGINAL         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%                 1        367,128      0.04     7.450       648      367,128     52.31     47.00   100.00     0.00
55.01% to 60.00%                 1        351,941      0.04     7.250       645      351,941     55.87     52.00   100.00     0.00
60.01% to 65.00%                 1         49,919      0.01     9.100       582       49,919     62.50     55.00   100.00     0.00
65.01% to 70.00%                 1        731,899      0.08     7.800       696      731,899     70.00     52.00   100.00     0.00
70.01% to 75.00%                 5      1,717,231      0.19     7.727       664      343,446     74.71     48.91    93.15     0.00
75.01% to 80.00%             1,770    423,677,986     47.42     8.264       664      239,366     79.98     46.84    97.95     5.65
80.01% to 85.00%                 1        119,577      0.01     8.750       570      119,577     84.94     55.00   100.00     0.00
85.01% to 90.00%                 1        255,330      0.03     7.950       717      255,330     87.74     39.00     0.00   100.00
90.01% to 95.00%             1,203    315,949,260     35.36     9.661       660      262,634     94.86     45.53    55.64     5.00
95.01% to 100.00%              681    150,197,187     16.81    10.916       659      220,554     99.96     46.43    82.17     5.39
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------   ------
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 52.31% to 100.00% and the weighted average Original Loan-to-Value Ratio for Mortgage Loans was approximately 88.57%.

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF COMBINED         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
70.01% to 75.00%                 1        117,553      0.01     8.450       762      117,553     71.72     50.00     0.00     0.00
75.01% to 80.00%                 2        726,189      0.08     8.420       649      363,094     80.00     54.17   100.00     0.00
90.01% to 95.00%             1,274    346,679,218     38.80     9.534       661      272,119     93.50     45.42    59.57     5.22
95.01% to 100.00%            2,388    545,894,500     61.10     8.992       662      228,599     85.45     46.88    93.46     5.49
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 71.72% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 97.95%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 47.74% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.56%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

DEBT-TO-INCOME RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF DEBT-TO-         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
INCOME RATIOS               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                  52     13,067,499      1.46     9.597       663      251,298     88.41     14.37    95.59    15.70
20.01% to 25.00%                90     22,327,324      2.50     9.343       661      248,081     88.48     23.28    90.47     4.69
25.01% to 30.00%               102     20,430,051      2.29     9.567       659      200,295     90.26     28.36    86.39     8.65
30.01% to 35.00%               209     43,254,830      4.84     9.227       668      206,961     90.14     33.12    86.80    11.52
35.01% to 40.00%               360     83,352,700      9.33     9.222       660      231,535     87.88     38.29    80.68     5.59
40.01% to 45.00%               534    121,865,111     13.64     9.430       662      228,212     89.59     43.18    73.52     6.51
45.01% to 50.00%               939    242,794,299     27.18     9.288       661      258,567     89.28     48.18    72.83     5.20
50.01% to 55.00%             1,379    346,325,646     38.76     9.007       662      251,143     87.58     53.45    85.43     3.76
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.00% to 55.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 46.32%.

LOAN PURPOSE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PURPOSE                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     2,966    703,927,044     78.79     9.093       663      237,332     87.40     46.23    92.21     6.53
Refinance - Cashout            590    163,386,769     18.29     9.701       654      276,927     93.31     46.61    33.88     0.59
Refinance - Rate Term          109     26,103,646      2.92     9.008       663      239,483     90.35     46.90    49.65     4.34
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====     ====

PROPERTY TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PROPERTY TYPE               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                2,482    571,331,672     63.95     9.293       661      230,190     89.17     46.02    76.55     4.97
Planned Unit Development       792    219,806,359     24.60     9.044       656      277,533     87.16     46.43    88.71     6.91
Condominium                    227     54,489,143      6.10     8.965       671      240,040     86.61     46.41    86.57     4.30
Two- to Four-Family            164     47,790,286      5.35     9.105       681      291,404     90.00     49.26    79.28     4.46
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====     ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

DOCUMENTATION

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
DOCUMENTATION               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation           3,063    717,422,716     80.30     9.059       661      234,222     87.03     46.26   100.00     6.13
Rapid Refi                     434    126,547,834     14.16     9.790       662      291,585     95.53     46.68     0.00     0.20
Limited Income
   Verification                 86     19,898,755      2.23     9.320       660      231,381     89.17     46.38     0.00     6.89
Stated Income                   50     19,411,563      2.17    10.054       690      388,231     94.88     45.11     0.00    10.00
Blended                         26      7,024,633      0.79    10.276       678      270,178     98.34     48.59     0.00     7.12
Stated Plus                      6      3,111,959      0.35     9.683       702      518,660     94.62     48.44     0.00     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

OCCUPANCY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
OCCUPANCY                   LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------                 --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                      3,471    860,667,962     96.33     9.185       659      247,960     88.31     46.46    79.55     4.98
Investment                     176     27,828,613      3.11     9.483       736      158,117     94.99     42.71   100.00    15.28
Second Home                     18      4,920,885      0.55    10.479       713      273,383     97.85     43.08   100.00    20.12
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOANS AGE        MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
(MONTHS)                    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
 0                              30     13,829,220      1.55    10.412       680      460,974     92.67     44.40    76.31    11.90
 1                           1,412    327,284,561     36.63     9.427       666      231,788     88.56     46.17    81.89     6.97
 2                           1,008    259,248,366     29.02     9.042       663      257,191     88.31     46.12    80.16     3.41
 3                           1,074    261,397,211     29.26     9.031       657      243,387     88.75     46.75    77.57     5.50
 4                             131     28,799,305      3.22     9.170       633      219,842     87.79     47.68    89.44     1.35
 5                               4        742,932      0.08     9.132       641      185,733     94.03     43.82    73.51     0.00
 6                               1        149,219      0.02     8.000       677      149,219     80.00     34.00     0.00     0.00
 7                               1        175,403      0.02     8.250       606      175,403     94.99     55.00   100.00     0.00
 8                               2      1,436,952      0.16     7.246       632      718,476     80.00     30.90   100.00     0.00
 9                               1        199,744      0.02     7.750       621      199,744     80.00     54.00   100.00     0.00
15                               1        154,547      0.02     8.625       613      154,547     80.00     31.00   100.00     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FEMER 2007-H1

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PENALTY TERM                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------------       --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                         1,022    259,837,038     29.08     9.762       663      254,244     90.57     46.33    76.28     4.74
12 Months                      261     71,121,210      7.96     9.493       669      272,495     90.40     46.45    72.81    10.96
24 Months                    1,566    384,812,008     43.07     8.780       661      245,729     87.14     46.39    83.50     3.78
36 Months                      816    177,647,204     19.88     9.177       660      217,705     87.99     46.11    82.25     7.55
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF CREDIT SCORES      LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------------    --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
540 to 550                      17      4,082,186      0.46    10.318       544      240,129     96.88     45.94   100.00     0.00
551 to 575                      48     10,907,518      1.22    10.502       564      227,240     97.36     47.78    93.17     0.00
576 to 600                     192     37,000,943      4.14    10.030       590      192,713     91.03     45.43    96.76     4.76
601 to 625                     388     81,243,237      9.09    10.125       615      209,390     90.40     45.60    87.06     3.57
626 to 650                   1,037    244,635,192     27.38     9.426       641      235,907     88.24     46.14    79.08     3.06
651 to 675                     958    242,327,730     27.12     8.964       662      252,952     87.08     47.07    75.46     5.54
676 to 700                     468    129,617,248     14.51     8.727       686      276,960     87.67     46.06    78.67     7.92
701 to 725                     298     84,895,800      9.50     8.724       710      284,885     89.36     46.76    83.72     5.76
726 to 750                     119     25,980,202      2.91     8.736       735      218,321     89.26     46.14    83.50    19.02
751 to 775                      91     21,692,463      2.43     9.069       761      238,379     92.14     44.76    72.70     7.77
776 to 800                      44     10,151,411      1.14     8.753       786      230,714     90.54     43.77    88.17     4.14
801 to 809                       2        451,198      0.05     9.324       808      225,599     98.60     53.60   100.00    72.03
810 to 816                       3        432,332      0.05     8.295       814      144,111     87.53     40.41   100.00     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       3,665    893,417,460    100.00     9.202       662      243,770     88.57     46.32    80.30     5.38
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 662.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF GROSS MARGINS      LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------------    --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.501% to 3.000%                15      4,070,438      0.52     8.102   679.458      271,363     84.69     42.00    97.91    25.40
3.501% to 4.000%             2,530    651,120,465     83.58     8.960       661      257,360     88.17     46.58    78.58     4.05
4.001% to 4.500%                 1        154,881      0.02    10.850       670      154,881    100.00     43.00   100.00     0.00
5.001% to 5.500%               284     63,601,715      8.16     8.457       670      223,950     80.29     46.78    95.63     7.83
5.501% to 6.000%                 1        255,330      0.03     7.950       717      255,330     87.74     39.00     0.00   100.00
6.001% to 6.500%               193     59,074,766      7.58    10.430       671      306,087     96.11     46.59    74.05     8.77
6.501% to 7.000%                 1        807,109      0.10    11.100       641      807,109     95.00     55.00   100.00     0.00
                             -----    -----------    ------    ------   -------      -------    ------     -----   ------   ------
TOTAL:                       3,025    779,084,704    100.00     9.028       663      257,549     88.12     46.58    79.73     4.85
                             =====    ===========    ======    ======   =======      =======    ======     =====   ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 6.650% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 4.293% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MAXIMUM          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%               1        193,445      0.02     5.990       700      193,445     79.99     55.00   100.00     0.00
12.001% to 12.500%               7      1,582,401      0.20     6.411       728      226,057     80.00     50.22   100.00    23.31
12.501% to 13.000%              74     21,355,582      2.74     6.845       680      288,589     79.88     51.09   100.00     5.27
13.001% to 13.500%             197     53,059,786      6.81     7.307       677      269,339     80.12     48.47    98.29     6.71
13.501% to 14.000%             416    106,829,369     13.71     7.808       672      256,801     81.58     46.74    95.40     5.27
14.001% to 14.500%             467    120,310,919     15.44     8.277       665      257,625     83.87     46.38    91.25     3.88
14.501% to 15.000%             521    137,382,493     17.63     8.777       665      263,690     87.31     45.85    76.83     4.43
15.001% to 15.500%             337     91,768,593     11.78     9.271       664      272,310     90.55     46.60    73.09     5.18
15.501% to 16.000%             344     89,319,584     11.46     9.809       656      259,650     92.85     46.16    65.02     5.62
16.001% to 16.500%             219     54,884,936      7.04    10.277       648      250,616     94.77     46.84    58.91     4.40
16.501% to 17.000%             193     46,874,408      6.02    10.779       649      242,873     96.67     45.45    66.07     5.43
17.001% to 17.500%              93     21,375,866      2.74    11.236       653      229,848     96.84     46.32    74.73     0.85
17.501% to 18.000%              68     16,116,058      2.07    11.763       648      237,001     97.94     45.93    68.24     5.46
18.001% to 18.500%              55     10,847,569      1.39    12.264       644      197,229     98.02     44.99    70.78     5.10
18.501% to 19.000%              25      4,851,256      0.62    12.773       639      194,050     98.18     47.69    65.59     0.00
19.001% to 19.500%               3        783,921      0.10    13.258       654      261,307    100.00     40.66   100.00     0.00
19.501% to 20.000%               4      1,123,536      0.14    13.772       635      280,884     97.41     50.64   100.00     0.00
20.001% to 20.500%               1        424,981      0.05    14.050       675      424,981    100.00     55.00   100.00     0.00
                             -----    -----------    ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                       3,025    779,084,704    100.00     9.028       663      257,549     88.12     46.58    79.73     4.85
                             =====    ===========    ======    ======       ===      =======    ======     =====   ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.990% per annum to 20.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 15.028% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
NEXT RATE                 MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT DATE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
June 2011                        1        154,547      0.02     8.625       613      154,547     80.00     31.00   100.00     0.00
December 2011                    1        199,744      0.03     7.750       621      199,744     80.00     54.00   100.00     0.00
January 2012                     1        282,684      0.04     8.250       588      282,684     79.99     55.00   100.00     0.00
February 2012                    1        175,403      0.02     8.250       606      175,403     94.99     55.00   100.00     0.00
March 2012                       1        149,219      0.02     8.000       677      149,219     80.00     34.00     0.00     0.00
April 2012                       3        613,106      0.08     8.440       652      204,369     92.77     44.00    67.91     0.00
May 2012                       109     25,614,172      3.29     9.042       636      234,992     87.26     48.04    88.64     0.39
June 2012                      949    238,946,307     30.67     8.943       657      251,787     88.52     46.73    78.23     5.42
July 2012                      849    228,994,481     29.39     8.853       664      269,723     87.68     46.36    79.29     2.63
August 2012                  1,086    271,398,391     34.84     9.188       669      249,906     87.98     46.58    80.85     6.29
September 2012                  24     12,556,650      1.61    10.463       680      523,194     93.59     44.56    73.91    13.11
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       3,025    779,084,704    100.00     9.028       663      257,549     88.12     46.58    79.73     4.85
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====


    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                      GROUP 1 MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $534,132,695
Aggregate Original Principal Balance      $534,383,322
Number of Mortgage Loans                         2,569

                                  MINIMUM      MAXIMUM    AVERAGE (1)
                                ----------   ----------   -----------
Original Principal Balance         $50,000     $532,000      $208,012
Outstanding Principal Balance      $49,919     $531,958      $207,915

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM    AVERAGE (2)
                                ----------   ----------   -----------
Original Term (mos)                   180          360           360
Stated remaining Term (mos)           179          360           358
Loan Age (mos)                          0            9             2
Current Interest Rate               5.990%      12.300%        8.917%
Initial Interest Rate Cap(3)        1.000%       3.000%        1.274%
Periodic Rate Cap(3)                1.000%       1.000%        1.000%
Gross Margin(3)                     2.750%       6.400%        4.211%
Maximum Mortgage Rate(3)           11.990%      18.300%       14.828%
Minimum Mortgage Rate(3)            5.990%      12.300%        8.828%
Months to Roll(3)                      51           60            58
Original Loan-to-Value              52.31%      100.00%        86.48%
Combined Loan-to-Value (4)          71.72%      100.00%        98.50%
Credit Score                          540          816           658

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   08/01/2022   09/01/2037

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                              100.00%
2nd Lien                                0.00%

OCCUPANCY
Primary                                99.98%
Second Home                             0.02%
Investment                              0.00%

LOAN TYPE
Fixed Rate                             10.72%
ARM                                    89.28%

AMORTIZATION TYPE
Fully Amortizing                       25.26%
Interest Only                           3.31%
15/30 Balloon                           0.00%
30/40 Balloon                          12.75%
30/50 Balloon                          58.68%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2006                                    0.09%
2007                                   99.91%

LOAN PURPOSE
Purchase                               78.51%
Refinance - Rate/Term                   3.02%
Refinance - Cashout                    18.47%

PROPERTY TYPE
Single Family                          63.21%
Condominium                             7.15%
Planned Unit Development               24.57%
Two- to Four-Family                     5.07%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

(4) Includes Mortgage Loans that are in a first lien position with subordinate financing

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

MORTGAGE RATES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF MORTGAGE RATES     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                 1        193,445      0.04     5.990       700      193,445     79.99     55.00   100.00     0.00
6.001% to 6.500%                 7      1,582,401      0.30     6.411       728      226,057     80.00     50.22   100.00    23.31
6.501% to 7.000%                56     14,614,415      2.74     6.848       690      260,972     79.99     51.11   100.00     6.87
7.001% to 7.500%               175     41,484,756      7.77     7.307       678      237,056     79.66     48.04    99.34     9.31
7.501% to 8.000%               362     79,661,398     14.91     7.804       670      220,059     80.93     47.77    96.56     3.48
8.001% to 8.500%               408     89,547,860     16.77     8.272       663      219,480     82.71     47.07    92.36     2.34
8.501% to 9.000%               441     95,266,291     17.84     8.764       658      216,023     84.85     46.41    81.58     3.81
9.001% to 9.500%               271     55,116,051     10.32     9.266       656      203,380     87.67     47.71    72.31     1.82
9.501% to 10.000%              279     53,461,991     10.01     9.801       644      191,620     91.39     46.66    60.92     2.32
10.001% to 10.500%             207     40,513,984      7.59    10.285       640      195,720     94.55     46.51    56.31     2.04
10.501% to 11.000%             170     30,670,830      5.74    10.771       644      180,417     96.13     46.07    65.15     1.67
11.001% to 11.500%             103     16,299,625      3.05    11.296       636      158,249     97.75     47.61    69.31     0.00
11.501% to 12.000%              85     14,914,204      2.79    11.776       629      175,461     98.58     46.20    73.32     2.61
12.001% to 12.500%               4        805,444      0.15    12.132       633      201,361     98.40     48.35   100.00     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Group 1 Mortgage Loans ranged from 5.990% per annum to 12.300% per annum and the weighted average Mortgage Rate of the Group 1 Mortgage Loans was approximately 8.917% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
REMAINING TERMS (MONTHS)    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                       2        229,225      0.04     8.751       727      114,613     88.37     38.65    44.19     0.00
349 to 360                   2,567    533,903,469     99.96     8.917       658      207,987     86.48     47.18    81.12     3.31
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====     ====

As of the Cut-off Date, the remaining term to stated maturity of the Group 1 Mortgage Loans ranged from 179 months to 360 months and the weighted average term to stated maturity of the Group 1 Mortgage Loans was approximately 358 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL            OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
BALANCES                    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  2         99,849      0.02     9.450       619       49,925     71.25     47.50   100.00     0.00
$50,001 to $100,000            273     22,183,515      4.15     9.832       649       81,258     90.29     44.11    92.74     1.10
$100,001 to $150,000           560     70,860,969     13.27     9.217       652      126,537     87.10     46.32    87.76     2.54
$150,001 to $200,000           525     92,220,250     17.27     8.827       657      175,658     86.09     46.50    81.28     1.60
$200,001 to $250,000           449    100,983,260     18.91     8.882       656      224,907     86.38     47.00    84.61     2.51
$250,001 to $300,000           305     83,282,904     15.59     8.813       663      273,059     86.33     47.69    76.66     4.54
$300,001 to $350,000           195     63,417,532     11.87     8.984       663      325,218     87.38     48.34    72.42     6.14
$350,001 to $400,000           200     75,342,451     14.11     8.689       657      376,712     85.37     47.76    79.61     2.95
$400,001 to $450,000            49     20,224,850      3.79     8.627       663      412,752     84.52     48.37    77.68     6.20
$450,001 to $500,000             6      2,906,524      0.54     8.144       670      484,421     83.38     51.86   100.00    16.98
$500,001 to $550,000             5      2,610,591      0.49     8.953       698      522,118     88.94     50.62    59.76     0.00
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the outstanding principal balances of the Group 1 Mortgage Loans ranged from approximately $49,919 to approximately $531,958 and the average outstanding principal balance of the Group 1 Mortgage Loans was approximately $207,915.

PRODUCT TYPES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRODUCT TYPES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans              2        229,225      0.04     8.751       727      114,613     88.37     38.65    44.19     0.00
30 Year Fixed Loans            216     34,061,114      6.38     9.775       657      157,690     89.73     45.12    81.32    10.84
30/40 Balloon Loans             44      7,586,325      1.42     9.682       654      172,416     89.22     49.43    81.69     0.00
30/50 Balloon Loans             80     15,369,416      2.88     9.417       660      192,118     86.55     47.45    80.63     0.00
5/25 LIBOR Loans               669    118,323,069     22.15     9.246       656      176,866     89.74     44.86    76.34    11.84
5/25 LIBOR Loans
   (40 due in 30)              303     60,504,907     11.33     9.363       651      199,686     89.84     46.57    67.64     0.00
5/25 LIBOR Loans
   (50 due in 30)            1,255    298,058,638     55.80     8.553       660      237,497     84.06     48.38    85.74     0.00
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====    =====

With respect to 77.04% of the Group 1 Mortgage Loans, the period of time during which the initial mortgage rate on such Mortgage Loans was fixed was a period less than 5 years. With respect to each such Mortgage Loan, the Servicer has, or by the Closing Date will have, sent a letter to the relevant borrower advising that the initial mortgage rate will remain fixed for a period of 5 years from the relevant closing date of the Mortgage Loan, and that the margin over the applicable index rate once the 5 year period has expired will be the lesser of 4.00% and the margin that was originally specified in the mortgage note.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

AMORTIZATION TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AMORTIZATION TYPE           LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing               815    134,914,895     25.26     9.494       654      165,540     90.64     44.92    75.51     0.00
Balloon                      1,682    381,519,286     71.43     8.739       659      226,825     85.18     48.08    82.58     0.00
60 Month Interest-Only          55     13,967,053      2.61     8.268       678      253,946     83.46     45.52    94.31   100.00
120 Month Interest-Only         17      3,731,461      0.70     8.735       674      219,498     80.33     42.17    82.65   100.00
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====   ======

ADJUSTMENT TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT TYPE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                          2,227    476,886,614     89.28     8.828       658      214,139     86.20     47.28    81.11     2.94
Fixed Rate                     342     57,246,081     10.72     9.662       658      167,386     88.80     46.29    81.04     6.45
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====     ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GEOGRAPHIC DISTRIBUTION     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         24      3,464,071      0.65     8.903       650      144,336     87.95     46.96    81.92    10.39
Arizona                        105     21,340,837      4.00     8.711       658      203,246     85.91     46.77    81.89     5.79
Arkansas                         5        492,445      0.09    10.723       636       98,489     97.52     44.57   100.00     0.00
California                     272     83,529,264     15.64     8.196       664      307,093     82.75     48.44    85.01     5.23
Colorado                        68     13,163,132      2.46     8.937       654      193,575     85.03     46.25    83.73     1.98
Connecticut                     15      2,894,857      0.54     9.374       679      192,990     88.41     47.34    85.16     0.00
Delaware                         1        133,977      0.03     9.750       653      133,977     80.00     40.00   100.00     0.00
District of Columbia             1        315,964      0.06     8.300       647      315,964     80.00     49.00   100.00     0.00
Florida                        300     67,181,555     12.58     8.785       663      223,939     85.08     47.07    81.78     3.55
Georgia                         86     15,510,481      2.90     9.308       655      180,354     88.29     46.19    82.91     3.69
Idaho                           22      4,144,167      0.78     8.859       653      188,371     86.90     45.30    94.61    21.11
Illinois                       141     31,689,516      5.93     9.830       652      224,748     93.48     47.72    42.68     1.02
Indiana                         73      9,002,987      1.69     9.551       651      123,329     91.99     45.50    81.62     1.32
Iowa                            19      2,250,223      0.42     9.729       634      118,433     93.10     43.86    82.96     0.00
Kansas                          16      2,766,340      0.52    10.023       647      172,896     90.46     42.87    61.95     0.00
Kentucky                        19      2,497,842      0.47     9.696       662      131,465     93.38     46.28    28.79     0.00
Louisiana                       17      2,523,969      0.47     9.394       660      148,469     91.05     49.37   100.00     0.00
Maine                            7      1,186,155      0.22     9.609       633      169,451     91.55     44.55    58.94     0.00
Maryland                        50     14,187,479      2.66     8.799       656      283,750     83.65     48.40    83.61     0.00
Massachusetts                   49     12,189,698      2.28     9.206       662      248,769     86.06     47.90    79.02     0.00
Michigan                        73     10,345,267      1.94     9.694       654      141,716     90.19     45.59    80.58     4.25
Minnesota                       39      8,565,578      1.60     9.089       652      219,630     89.81     50.67    62.39     7.26
Mississippi                      3        375,564      0.07    10.654       624      125,188     91.50     46.49   100.00     0.00
Missouri                        41      5,908,993      1.11     9.683       651      144,122     91.56     47.50    71.63     5.28
Montana                          1        147,831      0.03     8.800       636      147,831     80.00     41.00   100.00     0.00
Nebraska                         3        408,551      0.08     9.913       627      136,184     92.61     43.54   100.00     0.00
Nevada                          63     14,729,216      2.76     8.702       652      233,797     83.92     48.07    88.52     0.00
New Hampshire                   13      2,563,826      0.48     9.335       628      197,217     88.41     42.10   100.00     0.00
New Jersey                      43     11,015,995      2.06     9.430       663      256,186     89.46     48.16    74.59     2.83
New Mexico                      15      3,081,486      0.58     9.647       644      205,432     91.45     43.12    60.29     0.00
New York                        92     19,540,948      3.66     8.970       659      212,402     88.54     48.34    79.31     2.23
North Carolina                  80     13,408,207      2.51     9.360       660      167,603     86.63     45.09    91.52     2.72
North Dakota                     1         56,945      0.01    11.500       600       56,945     95.00     49.00   100.00     0.00
Ohio                            72     10,258,348      1.92     9.744       647      142,477     91.75     43.25    81.48     3.25
Oklahoma                         8      1,040,465      0.19     9.932       631      130,058     87.14     40.07   100.00     0.00
Oregon                          86     18,674,704      3.50     8.352       662      217,148     83.83     47.93    89.37     6.63
Pennsylvania                    56      9,185,530      1.72     9.342       658      164,027     92.42     47.32    88.52     0.00
Rhode Island                    12      3,084,517      0.58     9.663       670      257,043     90.39     50.76    61.82    10.54
South Carolina                  30      5,428,245      1.02     9.345       666      180,941     88.43     46.91    92.29     2.05
South Dakota                     1        167,909      0.03     9.600       630      167,909     80.00     55.00   100.00     0.00
Tennessee                       62      8,186,769      1.53     9.306       640      132,045     88.08     46.72    84.97     0.00
Texas                          153     25,178,277      4.71     9.141       650      164,564     86.00     46.19    92.00     1.85
Utah                            88     17,189,020      3.22     8.681       665      195,330     86.40     47.17    80.41     3.40
Vermont                          5        809,143      0.15     8.655       648      161,829     86.64     39.88   100.00     0.00
Virginia                        40      9,812,694      1.84     8.237       652      245,317     82.79     49.51    93.80     8.67
Washington                     149     36,359,369      6.81     8.386       665      244,023     82.92     46.40    90.34     2.23
West Virginia                    2        432,836      0.08     9.335       606      216,418     83.00     49.95   100.00     0.00
Wisconsin                       46      7,352,784      1.38     9.698       644      159,843     91.01     45.62    65.80     0.00
Wyoming                          2        358,721      0.07     9.109       636      179,361     90.17     52.75    32.21     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

No more than approximately 0.28% of the Group 1 Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF ORIGINAL         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%                 1        367,128      0.07     7.450       648      367,128     52.31     47.00   100.00     0.00
55.01% to 60.00%                 1        351,941      0.07     7.250       645      351,941     55.87     52.00   100.00     0.00
60.01% to 65.00%                 1         49,919      0.01     9.100       582       49,919     62.50     55.00   100.00     0.00
70.01% to 75.00%                 3        541,929      0.10     8.114       700      180,643     74.29     47.32    78.31     0.00
75.01% to 80.00%             1,498    320,792,162     60.06     8.276       664      214,147     79.99     47.89    97.53     4.55
80.01% to 85.00%                 1        119,577      0.02     8.750       570      119,577     84.94     55.00   100.00     0.00
85.01% to 90.00%                 1        255,330      0.05     7.950       717      255,330     87.74     39.00     0.00   100.00
90.01% to 95.00%               694    145,157,170     27.18     9.559       646      209,160     94.87     45.55    45.38     1.08
95.01% to 100.00%              369     66,497,538     12.45    10.640       656      180,210     99.97     47.23    79.93     1.90
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------   ------
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group 1 Mortgage Loans ranged from 52.31% to 100.00% and the weighted average Original Loan-to-Value Ratio for Group 1 Mortgage Loans was approximately 86.48%.

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF COMBINED         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
70.01% to 75.00%                 1        117,553      0.02     8.450       762      117,553     71.72     50.00     0.00     0.00
75.01% to 80.00%                 1        126,312      0.02     7.800       590      126,312     80.00     55.00   100.00     0.00
90.01% to 95.00%               723    151,500,670     28.36     9.498       647      209,544     94.24     45.76    47.67     1.41
95.01% to 100.00%            1,844    382,388,160     71.59     8.688       662      207,369     83.41     47.73    94.37     4.07
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Group 1 Mortgage Loans ranged from 71.72% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Group 1 Mortgage Loans was approximately 98.50%. This table was calculated using the Combined Loan-to-Value Ratio for Group 1 Mortgage Loans that are in a second lien position and for Group 1 Mortgage Loans that are in a first lien position with subordinate financing. Approximately 60.34% of the Group 1 Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Group 1 Mortgage Loans was approximately 99.86%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

DEBT-TO-INCOME RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF DEBT-TO-         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
INCOME RATIOS               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.01% to 25.00%                56     10,691,143      2.00     8.939       661      190,913     87.69     23.13    81.03     2.88
25.01% to 30.00%                66     11,540,489      2.16     9.412       648      174,856     89.91     28.31    75.90     5.65
30.01% to 35.00%               144     26,017,004      4.87     9.060       656      180,674     88.31     33.05    82.41     7.43
35.01% to 40.00%               255     48,333,987      9.05     8.965       655      189,545     86.53     38.16    77.95     5.02
40.01% to 45.00%               364     71,062,495     13.30     9.091       658      195,227     87.72     43.22    72.35     3.20
45.01% to 50.00%               660    142,402,176     26.66     8.918       657      215,761     86.60     48.13    78.67     3.42
50.01% to 55.00%             1,024    224,085,402     41.95     8.809       660      218,833     85.56     53.52    86.23     2.33
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====     ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Group 1 Mortgage Loans ranged from 21.00% to 55.00% and the weighted average Debt-to-Income Ratio for Group 1 Mortgage Loans with Debt-to-Income Ratios was approximately 47.17%.

LOAN PURPOSE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN PURPOSE                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------              --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     2,052    419,363,134     78.51     8.724       659      204,368     84.64     47.33    93.71     3.75
Refinance - Cashout            434     98,634,985     18.47     9.678       653      227,270     93.73     46.51    31.39     0.86
Refinance - Rate Term           83     16,134,577      3.02     9.295       654      194,392     90.05     47.02    57.39     7.01
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====     ====

PROPERTY TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PROPERTY TYPE               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                1,707    337,643,604     63.21     9.008       657      197,799     87.27     46.82    77.75     2.70
Planned Unit Development       579    131,256,425     24.57     8.758       655      226,695     85.00     47.45    87.74     4.65
Condominium                    174     38,164,877      7.15     8.680       664      219,338     84.13     47.55    85.53     3.18
Two- to Four-Family            109     27,067,789      5.07     8.888       674      248,328     87.12     49.66    84.51     4.63
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====     ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

DOCUMENTATION

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
DOCUMENTATION               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation           2,136    433,197,587     81.10     8.727       657      202,808     84.66     47.44   100.00     3.75
Rapid Refi                     318     74,982,048     14.04     9.815       659      235,793     95.45     45.89     0.00     0.34
Limited Income
   Verification                 75     16,785,965      3.14     9.207       660      223,813     88.54     46.91     0.00     4.71
Stated Income                   23      5,310,987      0.99     9.981       673      230,912     94.57     43.05     0.00     7.48
Blended                         15      3,290,933      0.62    10.138       669      219,396     97.41     48.32     0.00     0.00
Stated Plus                      2        565,175      0.11     9.859       651      282,587     95.00     50.00     0.00     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------     ----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======     ====

OCCUPANCY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
OCCUPANCY                   LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------                 --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                      2,568    534,032,034     99.98     8.917       658      207,956     86.48     47.18    81.10     3.31
Second Home                      1        100,661      0.02    10.600       680      100,661     95.00     30.00   100.00     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------     ----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======     ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOANS AGE        MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
(MONTHS)                    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------        --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
0                                3      1,030,320      0.19     8.754       691      343,440     80.00     46.82   100.00     0.00
1                              962    194,648,061     36.44     8.953       665      202,337     85.65     46.74    82.67     5.04
2                              691    150,832,914     28.24     8.828       659      218,282     86.41     46.94    80.11     1.22
3                              800    166,735,750     31.22     8.919       652      208,420     87.44     47.88    78.88     3.45
4                              106     19,465,493      3.64     9.291       630      183,637     87.47     47.22    91.51     1.48
5                                3        613,106      0.11     8.440       652      204,369     92.77     44.00    67.91     0.00
6                                1        149,219      0.03     8.000       677      149,219     80.00     34.00     0.00     0.00
7                                1        175,403      0.03     8.250       606      175,403     94.99     55.00   100.00     0.00
8                                1        282,684      0.05     8.250       588      282,684     79.99     55.00   100.00     0.00
9                                1        199,744      0.04     7.750       621      199,744     80.00     54.00   100.00     0.00
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the weighted average age of the Group 1 Mortgage Loans was approximately 2 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PENALTY TERM                LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------------       --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                           666    143,363,064     26.84     9.386       657      215,260     87.96     47.12    75.39     3.17
12 Months                      154     32,396,743      6.07     9.126       660      210,368     87.17     46.97    77.72     4.96
24 Months                    1,211    253,011,824     47.37     8.653       658      208,928     85.70     47.15    83.84     2.34
36 Months                      538    105,361,064     19.73     8.850       659      195,838     86.12     47.37    83.34     5.34
                             -----    -----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======     =====       ===      =======     =====     =====    =====     ====

The weighted average prepayment penalty term at origination with respect to the Group 1 Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF CREDIT SCORES      LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------------    --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
540 to 550                      11      2,035,858      0.38    10.353       544      185,078     96.18     46.55   100.00     0.00
551 to 575                      34      7,139,104      1.34    10.260       563      209,974     96.62     47.99    89.56     0.00
576 to 600                     125     22,079,570      4.13     9.569       590      176,637     89.21     45.93    96.46     0.00
601 to 625                     258     47,410,591      8.88     9.618       615      183,762     88.41     47.07    82.58     0.53
626 to 650                     752    151,525,725     28.37     9.151       642      201,497     86.50     46.53    80.51     2.53
651 to 675                     762    166,211,464     31.12     8.818       662      218,125     86.09     47.48    77.26     3.82
676 to 700                     351     78,365,563     14.67     8.451       686      223,264     85.41     47.43    82.72     4.88
701 to 725                     159     35,865,613      6.71     8.201       711      225,570     84.66     48.41    81.88     4.06
726 to 750                      56     12,162,895      2.28     8.102       734      217,195     84.63     48.40    81.51    13.65
751 to 775                      40      7,385,392      1.38     8.362       760      184,635     85.97     47.35    82.39     0.00
776 to 800                      18      3,284,549      0.61     8.109       785      182,475     83.49     44.17    93.21     0.00
801 to 809                       2        451,198      0.08     9.324       808      225,599     98.60     53.60   100.00    72.03
810 to 816                       1        215,173      0.04     7.990       816      215,173     80.00     55.00   100.00     0.00
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       2,569    534,132,695    100.00     8.917       658      207,915     86.48     47.17    81.10     3.31
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======    =====

The Credit Scores of the Group 1 Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 816 and the weighted average Credit Score of the Group 1 Mortgage Loans that were scored as of the Cut-off Date was approximately 658.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
RANGE OF GROSS MARGINS      LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------------    --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.501% to 3.000%                10      2,710,529      0.57     7.729       674      271,053     82.64     45.51    96.86    27.01
3.501% to 4.000%             1,905    408,970,364     85.76     8.845       656      214,683     86.65     47.24    79.73     2.33
4.001% to 4.500%                 1        154,881      0.03    10.850       670      154,881    100.00     43.00   100.00     0.00
5.001% to 5.500%               249     51,913,526     10.89     8.421       673      208,488     80.22     47.94    95.87     6.70
5.501% to 6.000%                 1        255,330      0.05     7.950       717      255,330     87.74     39.00     0.00   100.00
6.001% to 6.500%                61     12,881,984      2.70    10.151       653      211,180     96.81     46.48    63.60     0.00
                             -----    -----------    ------    ------       ---      -------    ------     -----   ------   ------
TOTAL:                       2,227    476,886,614    100.00     8.828       658      214,139     86.20     47.28    81.11     2.94
                             =====    ===========    ======    ======       ===      =======    ======     =====   ======   ======

As of the Cut-off Date, the Gross Margin for the Group 1 Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 6.400% per annum and the weighted average Gross Margin of the Group 1 Adjustable Rate Mortgage Loans was approximately 4.211% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MAXIMUM          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
----------------          --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%               1        193,445      0.04     5.990       700      193,445     79.99     55.00   100.00     0.00
12.001% to 12.500%               7      1,582,401      0.33     6.411       728      226,057     80.00     50.22   100.00    23.31
12.501% to 13.000%              50     13,283,294      2.79     6.845       687      265,666     79.99     51.59   100.00     6.48
13.001% to 13.500%             161     38,508,097      8.07     7.309       677      239,181     79.64     48.19    99.29     7.66
13.501% to 14.000%             340     75,495,202     15.83     7.802       669      222,045     80.96     47.77    96.37     2.85
14.001% to 14.500%             384     85,345,029     17.90     8.271       662      222,253     82.81     47.01    92.12     2.22
14.501% to 15.000%             390     86,505,622     18.14     8.759       658      221,809     85.12     46.48    81.40     3.67
15.001% to 15.500%             236     49,152,242     10.31     9.271       654      208,272     87.97     47.71    72.04     2.04
15.501% to 16.000%             237     46,687,910      9.79     9.795       642      196,995     91.64     46.71    61.02     1.54
16.001% to 16.500%             170     33,825,588      7.09    10.285       639      198,974     94.37     46.71    56.09     1.13
16.501% to 17.000%             141     27,366,891      5.74    10.771       643      194,091     96.42     46.46    63.26     1.87
17.001% to 17.500%              65     10,519,945      2.21    11.261       640      161,845     97.97     47.29    58.59     0.00
17.501% to 18.000%              41      7,615,503      1.60    11.772       631      185,744     98.74     47.67    59.96     0.00
18.001% to 18.500%               4        805,444      0.17    12.132       633      201,361     98.40     48.35   100.00     0.00
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                       2,227    476,886,614    100.00     8.828       658      214,139     86.20     47.28    81.11     2.94
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Group 1 Adjustable Rate Mortgage Loans ranged from 11.990% per annum to 18.300% per annum and the weighted average Maximum Mortgage Rate of the Group 1 Adjustable Rate Mortgage Loans was approximately 14.828% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
NEXT RATE                 MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT DATE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
December 2011                    1        199,744      0.04     7.750       621      199,744     80.00     54.00   100.00     0.00
January 2012                     1        282,684      0.06     8.250       588      282,684     79.99     55.00   100.00     0.00
February 2012                    1        175,403      0.04     8.250       606      175,403     94.99     55.00   100.00     0.00
March 2012                       1        149,219      0.03     8.000       677      149,219     80.00     34.00     0.00     0.00
April 2012                       3        613,106      0.13     8.440       652      204,369     92.77     44.00    67.91     0.00
May 2012                        89     17,112,338      3.59     9.186       630      192,273     87.18     47.82    91.10     0.00
June 2012                      719    152,695,374     32.02     8.839       652      212,372     87.24     47.87    79.92     3.14
July 2012                      613    137,560,643     28.85     8.733       659      224,406     86.06     46.95    79.76     0.78
August 2012                    798    167,578,103     35.14     8.868       665      209,998     85.29     46.95    82.27     4.86
September 2012                   1        520,000      0.11     7.800       725      520,000     80.00     50.00   100.00     0.00
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       2,227    476,886,614    100.00     8.828       658      214,139     86.20     47.28    81.11     2.94
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======     ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                      GROUP 2 MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $359,284,765
Aggregate Original Principal Balance      $359,416,597
Number of Mortgage Loans                         1,096

                                MINIMUM     MAXIMUM    AVERAGE (1)
                                -------   ----------   -----------
Original Principal Balance      $50,000   $1,163,750      $327,935
Outstanding Principal Balance   $49,972   $1,163,660      $327,815

                                                            WEIGHTED
                                  MINIMUM      MAXIMUM    AVERAGE (2)
                                ----------   ----------   -----------
Original Term (mos)                   180          360           360
Stated remaining Term (mos)           177          360           358
Loan Age (mos)                          0           15             2
Current Interest Rate               6.550%      15.850%        9.624%
Initial Interest Rate Cap(3)        1.000%       3.000%        1.393%
Periodic Rate Cap(3)                1.000%       1.000%        1.000%
Gross Margin(3)                     2.750%       6.650%        4.422%
Maximum Mortgage Rate(3)           12.550%      20.050%       15.344%
Minimum Mortgage Rate(3)            6.550%      14.050%        9.344%
Months to Roll(3)                      45           60            58
Original Loan-to-Value              70.00%      100.00%        91.67%
Combined Loan-to-Value(4)           80.00%      100.00%        97.12%
Credit Score                          541          814           667

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   06/01/2022   09/01/2037

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                              100.00%
2nd Lien                                0.00%

OCCUPANCY
Primary                                90.91%
Second Home                             1.34%
Investment                              7.75%

LOAN TYPE
Fixed Rate                             15.89%
ARM                                    84.11%

AMORTIZATION TYPE
Fully Amortizing                       21.17%
Interest Only(5)                        8.45%
15/30 Balloon                           0.02%
30/40 Balloon                          11.91%
30/50 Balloon                          58.49%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2006                                    0.36%
2007                                   99.64%

LOAN PURPOSE
Purchase                               79.20%
Refinance - Rate/Term                   2.77%
Refinance - Cashout                    18.02%

PROPERTY TYPE
Single Family                          65.04%
Condominium                             4.54%
Planned Unit Development               24.65%
Two- to Four-Family                     5.77%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

(4) Includes Mortgage Loans that are in a first lien position with subordinate financing

(5)  Includes 2 Balloon Loans

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

MORTGAGE RATES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
MORTGAGE RATES              LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------            --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
6.501% to 7.000%                26      9,393,650      2.61     6.862       666      361,294     79.74     47.09   100.00     2.81
7.001% to 7.500%                41     16,119,139      4.49     7.301       678      393,150     81.25     48.59    96.05     7.02
7.501% to 8.000%                80     32,829,765      9.14     7.821       680      410,372     82.92     44.40    93.38    12.10
8.001% to 8.500%                88     36,451,414     10.15     8.295       673      414,221     86.62     44.98    89.18     9.64
8.501% to 9.000%               145     53,965,601     15.02     8.803       678      372,177     90.54     44.11    70.65     6.80
9.001% to 9.500%               120     47,214,800     13.14     9.269       674      393,457     93.22     45.05    74.44     8.61
9.501% to 10.000%              132     47,954,921     13.35     9.817       673      363,295     94.13     45.52    68.74    11.62
10.001% to 10.500%              61     23,333,619      6.49    10.253       663      382,518     95.01     47.16    66.99     8.71
10.501% to 11.000%              71     22,055,554      6.14    10.792       660      310,642     97.07     43.34    70.96    11.36
11.001% to 11.500%              37     12,867,068      3.58    11.203       662      347,759     95.82     44.24    87.08     2.36
11.501% to 12.000%              50     13,322,834      3.71    11.789       651      266,457     97.61     44.97    80.13     6.61
12.001% to 12.500%             135     23,429,119      6.52    12.288       633      173,549     98.22     44.19    82.01     4.31
12.501% to 13.000%              73     13,447,453      3.74    12.748       627      184,212     98.41     44.61    79.35     4.87
13.001% to 13.500%              16      2,858,909      0.80    13.254       640      178,682     98.67     40.94   100.00    18.35
13.501% to 14.000%              11      2,108,149      0.59    13.791       627      191,650     97.53     48.22   100.00     9.82
14.001% to 14.500%               2        888,477      0.25    14.285       647      444,239    100.00     52.39   100.00     0.00
14.501% or greater               8      1,044,294      0.29    14.952       619      130,537     98.08     46.34   100.00     6.22
                             -----    -----------    ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                       1,096    359,284,765    100.00     9.624       667      327,815     91.67     45.05    79.11     8.45
                             =====    ===========    ======    ======       ===      =======    ======     =====   ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Group 2 Mortgage Loans ranged from 6.550% per annum to 15.850% per annum and the weighted average Mortgage Rate of the Group 2 Mortgage Loans was approximately 9.624% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF                  MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
REMAINING TERMS (MONTHS)    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
------------------------  --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                       6        912,202      0.25     8.852       690      152,034     88.77     35.39   100.00     9.32
337 to 348                       1        154,547      0.04     8.625       613      154,547     80.00     31.00   100.00     0.00
349 to 360                   1,089    358,218,016     99.70     9.627       667      328,942     91.68     45.08    79.05     8.46
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       1,096    359,284,765    100.00     9.624       667      327,815     91.67     45.05    79.11     8.45
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the remaining term to stated maturity of the Group 2 Mortgage Loans ranged from 177 months to 360 months and the weighted average term to stated maturity of the Group 2 Mortgage Loans was approximately 358 months.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL            OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
BALANCES                    LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  6        299,918      0.08    13.058       636       49,986    100.00     35.50   100.00     0.00
$50,001 to $100,000            230     17,397,150      4.84    10.894       665       75,640     94.92     42.65    94.54     4.43
$100,001 to $150,000           147     17,959,498      5.00    10.481       669      122,173     94.57     43.66    91.95     7.54
$150,001 to $200,000           100     17,649,119      4.91    10.022       670      176,491     92.32     45.04    89.78     8.94
$200,001 to $250,000            65     14,593,471      4.06    10.192       663      224,515     92.06     42.25    90.54    10.51
$250,001 to $300,000            42     11,536,456      3.21    10.304       656      274,678     91.98     43.77    95.27    18.96
$300,001 to $350,000            15      4,920,948      1.37    11.121       662      328,063     96.27     45.52    73.48     6.56
$350,001 to $400,000            21      7,874,666      2.19    10.444       672      374,984     92.95     36.45    90.66    24.36
$400,001 to $450,000            82     35,465,478      9.87     9.320       657      432,506     89.56     45.61    78.01     6.03
$450,001 to $500,000           112     53,347,453     14.85     9.197       663      476,317     88.89     46.03    78.57    12.70
$500,001 to $550,000            67     34,860,649      9.70     9.345       654      520,308     89.94     46.28    67.26     4.38
$550,001 to $600,000            60     34,569,582      9.62     9.519       660      576,160     91.10     45.34    49.80     4.94
$600,001 to $650,000            53     33,283,520      9.26     9.659       670      627,991     93.61     45.70    73.53     3.77
$650,001 to $700,000            30     20,185,822      5.62     9.412       670      672,861     92.70     44.08    83.40     0.00
$700,001 to $750,000            19     13,793,228      3.84     9.223       699      725,959     92.92     47.08    73.89    15.99
$750,001 to $800,000            13     10,123,418      2.82     9.347       679      778,724     92.24     46.44    77.26    15.76
$800,001 to $850,000            12      9,941,249      2.77     9.604       674      828,437     95.75     48.79    91.63    16.83
$850,001 to $900,000             2      1,747,819      0.49     9.708       706      873,910    100.00     45.90   100.00     0.00
$900,001 to $950,000            10      9,354,043      2.60     9.401       691      935,404     93.85     43.50   100.00    19.59
$950,001 to $1,000,000           6      5,904,051      1.64     8.167       718      984,009     87.10     44.81   100.00     0.00
$1,000,001 or greater            4      4,477,228      1.25     8.214       673    1,119,307     87.38     44.98   100.00     0.00
                             -----    -----------    ------    ------       ---    ---------    ------     -----   ------    -----
TOTAL:                       1,096    359,284,765    100.00     9.624       667      327,815     91.67     45.05    79.11     8.45
                             =====    ===========    ======    ======       ===    =========    ======     =====   ======    =====

As of the Cut-off Date, the outstanding principal balances of the Group 2 Mortgage Loans ranged from approximately $49,972 to approximately $1,163,660 and the average outstanding principal balance of the Group 2 Mortgage Loans was approximately $327,815.

PRODUCT TYPES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
PRODUCT TYPES               LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-------------             --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans              5        827,202      0.23     8.492       695      165,440     87.61     33.99   100.00     0.00
30 Year Fixed Loans            208     33,929,585      9.44    11.160       651      163,123     94.41     43.40    89.40    18.88
15/30 Balloon Loans              1         85,000      0.02    12.350       641       85,000    100.00     49.00   100.00   100.00
30/40 Balloon Loans             26      5,245,358      1.46    11.189       635      201,745     95.87     40.90    87.06     1.75
30/50 Balloon Loans             58     16,999,530      4.73    11.091       643      293,095     94.33     42.73    82.82     0.00
5/25 LIBOR Loans               276     71,498,554     19.90     9.641       678      259,053     92.90     42.90    82.28    33.27
5/25 LIBOR Loans (40 due
   in 30)                      103     37,549,989     10.45     9.789       659      364,563     92.46     45.91    70.82     0.00
5/25 LIBOR Loans (50 due
   in 30)                      419    193,149,547     53.76     9.148       670      460,977     90.24     46.34    77.10     0.00
                             -----    -----------    ------    ------       ---      -------    ------     -----   ------   ------
TOTAL:                       1,096    359,284,765    100.00     9.624       667      327,815     91.67     45.05    79.11     8.45
                             =====    ===========    ======    ======       ===      =======    ======     =====   ======   ======

With respect to 67.46% of the Group 2 Mortgage Loans, the period of time during which the initial mortgage rate on such Mortgage Loans was fixed was a period less than 5 years. With respect to each such Mortgage Loan, the Servicer has, or by the Closing Date will have, sent a letter to the relevant borrower advising that the initial mortgage rate will remain fixed for a period of 5 years from the relevant closing date of the Mortgage Loan, and that the margin over the applicable index rate once the 5 year period has expired will be the lesser of 4.00% and the margin that was originally specified in the mortgage note.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

AMORTIZATION TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
AMORTIZATION TYPE           LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------         --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing               405     76,059,100     21.17    10.359       666      187,800     94.07     43.14    82.07     0.00
Balloon                        607    253,029,424     70.43     9.417       666      416,852     90.96     45.92    76.76     0.07
60 Month Interest-Only          69     23,507,268      6.54     9.331       681      340,685     91.24     42.72    92.34   100.00
120 Month Interest-Only         15      6,688,972      1.86    10.133       666      445,931     92.44     42.21    87.70   100.00
                             -----    -----------    ------    ------       ---      -------     -----     -----    -----   ------
TOTAL:                       1,096    359,284,765    100.00     9.624       667      327,815     91.67     45.05    79.11     8.45
                             =====    ===========    ======    ======       ===      =======     =====     =====    =====   ======

ADJUSTMENT TYPE

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
ADJUSTMENT TYPE             LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
---------------           --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                            798    302,198,090     84.11     9.344       671      378,694     91.15     45.47    77.54     7.87
Fixed Rate                     298     57,086,675     15.89    11.105       648      191,566     94.43     42.84    87.39    11.53
                             -----    -----------    ------    ------       ---      -------     -----     -----    -----    -----
TOTAL:                       1,096    359,284,765    100.00     9.624       667      327,815     91.67     45.05    79.11     8.45
                             =====    ===========    ======    ======       ===      =======     =====     =====    =====    =====

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
                          MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
GEOGRAPHIC DISTRIBUTION     LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
-----------------------   --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         10      1,432,652      0.40   11.962        662      143,265     98.09     45.96    86.28    17.94
Arizona                         31      9,909,183      2.76    8.823        660      319,651     87.57     42.66    81.72     9.91
Arkansas                         8      1,283,271      0.36    9.328        683      160,409     94.01     50.00    50.44     0.00
California                     198    106,073,518     29.52    8.984        669      535,725     89.55     46.42    77.70     7.78
Colorado                        27      7,791,048      2.17   10.039        662      288,557     92.93     38.38    88.24    20.23
Connecticut                      6      2,207,752      0.61   10.377        640      367,959     90.73     44.75    93.09     0.00
Delaware                         2        858,080      0.24    8.712        658      429,040     86.14     52.13    59.07     0.00
Florida                         78     26,440,061      7.36    9.462        673      338,975     90.73     45.21    85.21     9.72
Georgia                         34      7,965,624      2.22   11.153        651      234,283     97.50     48.20    94.32     8.02
Idaho                            4      1,146,836      0.32   10.877        651      286,709     94.52     40.94    50.31    15.00
Illinois                        42     14,574,606      4.06    9.604        694      347,014     94.10     46.63    65.01     8.15
Indiana                         31      3,040,201      0.85   10.476        682       98,071     94.79     46.75    97.34     0.00
Iowa                             7        634,941      0.18   12.038        642       90,706     99.52     45.06    86.77     0.00
Kansas                           4        360,290      0.10   12.291        659       90,072     97.25     31.46    38.01     0.00
Kentucky                         8      1,377,733      0.38   10.397        635      172,217     87.70     42.48   100.00     7.31
Louisiana                        7        887,630      0.25   12.132        619      126,804     97.43     46.68    87.48     0.00
Maine                            2        284,898      0.08   11.670        686      142,449     95.00     48.25    19.64     0.00
Maryland                        32     16,988,643      4.73    9.325        663      530,895     91.70     48.96    79.31     4.99
Massachusetts                   13      4,889,299      1.36   10.424        654      376,100     90.61     38.61    78.52    10.47
Michigan                        42      6,989,177      1.95   10.040        666      166,409     91.16     41.18    79.73     7.84
Minnesota                       18      5,554,917      1.55    9.525        671      308,606     92.09     43.33    83.18    12.04
Mississippi                     10      1,132,288      0.32   10.882        652      113,229     96.67     43.30   100.00     0.00
Missouri                        13      1,702,226      0.47   10.676        643      130,940     91.34     47.12    93.76    29.47
Montana                          2        370,647      0.10   13.783        607      185,323     96.12     47.33   100.00     0.00
Nebraska                         4        384,023      0.11   11.170        667       96,006     97.54     50.85    76.58     0.00
Nevada                          18      7,755,033      2.16    9.384        679      430,835     90.99     38.66    92.71    11.99
New Hampshire                    3        421,437      0.12   10.507        651      140,479     90.90     48.61    65.60     0.00
New Jersey                      30     11,763,531      3.27   10.131        669      392,118     92.12     44.41    67.40     8.10
New Mexico                       2        943,867      0.26   10.782        654      471,934     89.32     49.86    53.39     0.00
New York                        68     28,938,412      8.05    9.473        674      425,565     94.65     48.01    59.10    11.13
North Carolina                  32      6,707,264      1.87   10.591        675      209,602     96.17     46.58    93.49     3.46
Ohio                            40      4,353,987      1.21   11.106        654      108,850     94.36     44.61    87.61    30.54
Oklahoma                         3        797,863      0.22   10.543        644      265,954     96.07     47.63   100.00     0.00
Oregon                           9      4,317,424      1.20    9.685        680      479,714     91.83     38.97    76.46    21.01
Pennsylvania                    26      4,209,654      1.17   11.138        644      161,910     97.35     43.46    77.79     0.00
Rhode Island                     4      1,486,980      0.41   10.466        639      371,745     91.90     52.07    52.10     0.00
South Carolina                   9      1,952,182      0.54   10.960        626      216,909     98.01     24.43    91.55     0.00
Tennessee                       29      3,472,733      0.97   10.353        650      119,749     90.89     43.94   100.00     0.00
Texas                           88     15,853,745      4.41   10.198        656      180,156     93.00     42.21    87.58     4.54
Utah                            18      7,269,792      2.02    9.130        688      403,877     90.00     44.87    79.32    11.64
Vermont                          1        121,982      0.03   12.400        621      121,982    100.00     55.00   100.00     0.00
Virginia                         8      3,677,805      1.02    8.665        648      459,726     86.28     48.99    84.07     7.61
Washington                      59     28,018,770      7.80   10.010        661      474,894     91.74     42.04    86.77     7.27
West Virginia                    4        546,570      0.15   11.002        634      136,643     98.68     47.16   100.00     0.00
Wisconsin                       10      2,185,944      0.61   10.598        681      218,594     95.66     47.00    50.37     4.53
Wyoming                          2        210,245      0.06   11.275        625      105,123     95.00     43.45   100.00     0.00
                             -----    -----------    ------   ------        ---      -------    ------     -----   ------    -----
TOTAL:                       1,096    359,284,765    100.00    9.624        667      327,815     91.67     45.05    79.11     8.45
                             =====    ===========    ======   ======        ===      =======    ======     =====   ======    =====

No more than approximately 0.78% of the Group 2 Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF ORIGINAL         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
65.01% to 70.00%                 1        731,899      0.20     7.800       696      731,899     70.00     52.00   100.00     0.00
70.01% to 75.00%                 2      1,175,302      0.33     7.549       647      587,651     74.91     49.64   100.00     0.00
75.01% to 80.00%               272    102,885,824     28.64     8.229       664      378,257     79.97     43.57    99.28     9.05
90.01% to 95.00%               509    170,792,090     47.54     9.747       672      335,544     94.86     45.52    64.35     8.33
95.01% to 100.00%              312     83,699,649     23.30    11.134       661      268,268     99.95     45.79    83.95     8.16
                             -----    -----------    ------    ------       ---      -------     -----     -----   ------     ----
TOTAL:                       1,096    359,284,765    100.00     9.624       667      327,815     91.67     45.05    79.11     8.45
                             =====    ===========    ======    ======       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group 2 Mortgage Loans ranged from 70.00% to 100.00% and the weighted average Original Loan-to-Value Ratio for Group 2 Mortgage Loans was approximately 91.67%.

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE     PERCENT                        AVERAGE    WEIGHTED  WEIGHTED
                           NUMBER     PRINCIPAL       OF     WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                             OF        BALANCE     MORTGAGE   AVERAGE   AVERAGE    BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF COMBINED         MORTGAGE   OUTSTANDING     POOL     COUPON    CREDIT   OUTSTANDING     LTV     INCOME     DOC       IO
LOAN-TO-VALUE RATIOS        LOANS        ($)          (%)       (%)      SCORE       ($)         (%)       (%)      (%)      (%)
--------------------      --------  -------------  --------  --------  --------  -----------  --------  --------  -------  -------
75.01% to 80.00%                 1        599,877      0.17     8.550       661      599,877     80.00     54.00   100.00     0.00
90.01% to 95.00%               551    195,178,549     54.32     9.563       671      354,226     92.92     45.16    68.81     8.18
95.01% to 100.00%              544    163,506,339     45.51     9.702       662      300,563     90.21     44.89    91.33     8.81
                             -----    -----------    ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                       1,096    359,284,765    100.00     9.624       667      327,815     91.67     45.05    79.11     8.45
                             =====    ===========    ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Group 2 Mortgage Loans ranged from 80.00% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Group 2 Mortgage Loans was approximately 97.12%. This table was calculated using the Combined Loan-to-Value Ratio for Group 2 Mortgage Loans that are in a second lien position and for Group 2 Mortgage Loans that are in a first lien position with subordinate financing. Approximately 29.00% of the Group 2 Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Group 2 Mortgage Loans was approximately 98.64%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

[MERRILL LYNCH LOGO]                                 FREE WRITING PROSPECTUS FOR
                                                                   FFMER 2007-H1
--------------------------------------------------------------------------------

DEBT-TO-INCOME RATIOS

                   NUMBER     AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED  WEIGHTED
                     OF       PRINCIPAL    PERCENT OF WEIGHTED     AVERAGE   PRINCIPAL     AVERAGE   AVERAGE   PERCENT
RANGE OF DEBT-TO- MORTGAGE     BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL  DEBT-TO-   FULL   PERCENT
INCOME RATIOS      LOANS   OUTSTANDING ($)  POOL (%)  COUPON (%)   SCORE   OUTSTANDING ($)  LTV (%) INCOME (%) DOC (%)  IO (%)
----------------- -------- --------------- ---------- ----------- -------- --------------- -------- ---------- ------- -------
20.00% or less         52      13,067,499       3.64       9.597       663        251,298    88.41      14.37   95.59   15.70
20.01% to 25.00%       34      11,636,181       3.24       9.715       661        342,241    89.20      23.41   99.14    6.34
25.01% to 30.00%       36       8,889,563       2.47       9.768       674        246,932    90.71      28.43  100.00   12.53
30.01% to 35.00%       65      17,237,827       4.80       9.480       685        265,197    92.91      33.23   93.43   17.69
35.01% to 40.00%      105      35,018,713       9.75       9.576       667        333,512    89.74      38.47   84.45    6.38
40.01% to 45.00%      170      50,802,616      14.14       9.904       668        298,839    92.21      43.13   75.17   11.13
45.01% to 50.00%      279     100,392,123      27.94       9.814       666        359,828    93.09      48.25   64.54    7.71
50.01% to 55.00%      355     122,240,245      34.02       9.370       665        344,339    91.30      53.33   83.97    6.37
TOTAL:              1,096     359,284,765     100.00       9.624       667        327,815    91.67      45.05   79.11    8.45

As of the Cut-off Date, the Debt-to-Income Ratios of the Group 2 Mortgage Loans ranged from 2.00% to 55.00% and the weighted average Debt-to-Income Ratio for Group 2 Mortgage Loans with Debt-to-Income Ratios was approximately 45.05%.

LOAN PURPOSE

                       NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED  WEIGHTED
                         OF       PRINCIPAL    PERCENT OF WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE  AVERAGE   PERCENT
                      MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL  DEBT-TO-   FULL   PERCENT
LOAN PURPOSE           LOANS   OUTSTANDING ($)  POOL (%)  COUPON (%)   SCORE  OUTSTANDING ($)  LTV (%) INCOME (%) DOC (%)  IO (%)
--------------------- -------- --------------- ---------- ---------- -------- --------------- -------- ---------- ------- -------
Purchase                  914     284,563,911      79.20      9.637       669         311,339    91.47      44.60   90.01   10.63
Refinance - Cashout       156      64,751,784      18.02      9.736       655         415,076    92.67      46.77   37.67    0.18
Refinance - Rate Term      26       9,969,070       2.77      8.545       677         383,426    90.85      46.71   37.11    0.00
TOTAL:                  1,096     359,284,765     100.00      9.624       667         327,815    91.67      45.05   79.11    8.45

PROPERTY TYPE

                     NUMBER    AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED   WEIGHTED
                       OF      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    AVERAGE  PERCENT
                    MORTGAGE    BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL   DEBT-TO-   FULL   PERCENT
PROPERTY TYPE        LOANS   OUTSTANDING ($)   POOL (%) COUPON (%)   SCORE   OUTSTANDING ($)  LTV (%)  INCOME (%) DOC (%)  IO (%)
------------------- -------- --------------- ---------- ----------  -------- --------------- --------- ---------- ------- -------
Single Family            775     233,688,068      65.04      9.704       667         301,533    91.92       44.87   74.83    8.25
Planned Unit
  Development            213      88,549,934      24.65      9.468       658         415,727    90.36       44.92   90.14   10.27
Two- to Four-Family       55      20,722,497       5.77      9.388       690         376,773    93.76       48.73   72.45    4.25
Condominium               53      16,324,266       4.54      9.632       688         308,005    92.41       43.76   88.98    6.91
TOTAL:                 1,096     359,284,765     100.00      9.624       667         327,815    91.67       45.05   79.11    8.45

--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

[MERRILL LYNCH LOGO]                                 FREE WRITING PROSPECTUS FOR
                                                                   FFMER 2007-H1
--------------------------------------------------------------------------------

DOCUMENTATION

                    NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED  WEIGHTED
                      OF       PRINCIPAL    PERCENT OF WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE  AVERAGE   PERCENT
                   MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL  DEBT-TO-   FULL   PERCENT
DOCUMENTATION       LOANS   OUTSTANDING ($)  POOL (%)  COUPON (%)   SCORE  OUTSTANDING ($)  LTV (%) INCOME (%) DOC (%)  IO (%)
------------------ -------- --------------- ---------- ---------- -------- --------------- -------- ---------- ------- -------
Full Documentation      927     284,225,129      79.11      9.565      665         306,607    90.64      44.45  100.00    9.76
Rapid Refi              116      51,565,786      14.35      9.753      666         444,533    95.66      47.83    0.00    0.00
Stated Income            27      14,100,576       3.92     10.081      696         522,244    95.00      45.89    0.00   10.95
Blended                  11       3,733,700       1.04     10.397      686         339,427    99.17      48.83    0.00   13.39
Limited Income
  Verification           11       3,112,790       0.87      9.929      661         282,981    92.56      43.52    0.00   18.66
Stated Plus               4       2,546,784       0.71      9.643      713         636,696    94.54      48.09    0.00    0.00
TOTAL:                1,096     359,284,765     100.00      9.624      667         327,815    91.67      45.05   79.11    8.45

OCCUPANCY

             NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED  WEIGHTED
               OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  AVERAGE   PERCENT
            MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL  DEBT-TO-   FULL   PERCENT
OCCUPANCY    LOANS   OUTSTANDING ($)  POOL (%)  COUPON (%)   SCORE  OUTSTANDING ($)  LTV (%) INCOME (%) DOC (%)  IO (%)
----------- -------- --------------- ---------- ---------- -------- --------------- -------- ---------- ------- -------
Primary          903     326,635,927      90.91      9.624      660         361,723    91.29      45.28   77.02    7.69
Investment       176      27,828,613       7.75      9.483      736         158,117    94.99      42.71  100.00   15.28
Second Home       17       4,820,224       1.34     10.477      714         283,543    97.91      43.36  100.00   20.54
TOTAL:         1,096     359,284,765     100.00      9.624      667         327,815    91.67      45.05   79.11    8.45

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOANS AGE SUMMARY

                    NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED  WEIGHTED
                      OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  AVERAGE   PERCENT
MORTGAGE LOANS AGE MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL  DEBT-TO-   FULL   PERCENT
(MONTHS)            LOANS   OUTSTANDING ($)  POOL (%)  COUPON (%)   SCORE  OUTSTANDING ($)  LTV (%) INCOME (%) DOC (%)  IO (%)
------------------ -------- --------------- ---------- ---------- -------- --------------- -------- ---------- ------- -------
0                        27      12,798,900       3.56     10.546      679         474,033    93.69      44.21   74.41   12.86
1                       450     132,636,499      36.92     10.123      667         294,748    92.83      45.34   80.74    9.80
2                       317     108,415,452      30.18      9.339      668         342,005    90.95      44.98   80.23    6.47
3                       274      94,661,461      26.35      9.227      666         345,480    91.05      44.77   75.26    9.10
4                        25       9,333,812       2.60      8.916      641         373,352    88.44      48.66   85.14    1.07
5                         1         129,826       0.04     12.400      585         129,826   100.00      43.00  100.00    0.00
8                         1       1,154,267       0.32      7.000      643       1,154,267    80.00      25.00  100.00    0.00
15                        1         154,547       0.04      8.625      613         154,547    80.00      31.00  100.00    0.00
TOTAL:                1,096     359,284,765     100.00      9.624      667         327,815    91.67      45.05   79.11    8.45

As of the Cut-off Date, the weighted average age of the Group 2 Mortgage Loans was approximately 2 months.

--------------------------------------------------------------------------------
   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

[MERRILL LYNCH LOGO]                                 FREE WRITING PROSPECTUS FOR
                                                                   FFMER 2007-H1
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                     NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED  WEIGHTED
                       OF       PRINCIPAL    PERCENT OF WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE  AVERAGE   PERCENT
ORIGINAL PREPAYMENT MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL  DEBT-TO-   FULL   PERCENT
PENALTY TERM          LOANS  OUTSTANDING ($)  POOL (%)  COUPON (%)   SCORE  OUTSTANDING ($)  LTV (%) INCOME (%) DOC (%)  IO (%)
------------------- -------- --------------- ---------- ---------- -------- --------------- -------- ---------- ------- --------
None                     356     116,473,975      32.42     10.225      669         327,174    93.79      45.36   77.38     6.68
12 Months                107      38,724,466      10.78      9.800      676         361,911    93.11      46.03   68.71    15.98
24 Months                355     131,800,183      36.68      9.026      666         371,268    89.90      44.93   82.84     6.55
36 Months                278      72,286,141      20.12      9.654      660         260,022    90.70      44.26   80.66    10.76
TOTAL:                 1,096     359,284,765     100.00      9.624      667         327,815    91.67      45.05   79.11     8.45

The weighted average prepayment penalty term at origination with respect to the Group 2 Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

               NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED  WEIGHTED
                 OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  AVERAGE   PERCENT
RANGE OF      MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES  LOANS   OUTSTANDING ($)  POOL (%)  COUPON (%)  SCORE   OUTSTANDING ($)  LTV (%) INCOME (%)  DOC (%)  IO (%)
------------- -------- --------------- ---------- ---------- -------- --------------- -------- ---------- -------- -------
541 to 550           6       2,046,328       0.57     10.283      544         341,055    97.57      45.35   100.00    0.00
551 to 575          14       3,768,414       1.05     10.961      567         269,172    98.76      47.38   100.00    0.00
576 to 600          67      14,921,372       4.15     10.712      591         222,707    93.73      44.69    97.20   11.80
601 to 625         130      33,832,645       9.42     10.835      616         260,251    93.19      43.54    93.34    7.82
626 to 650         285      93,109,467      25.92      9.875      641         326,700    91.07      45.52    76.74    3.91
651 to 675         196      76,116,267      21.19      9.284      662         388,348    89.24      46.18    71.54    9.28
676 to 700         117      51,251,685      14.26      9.150      687         438,049    91.13      43.97    72.47   12.57
701 to 725         139      49,030,187      13.65      9.107      710         352,735    92.79      45.55    85.06    7.01
726 to 750          63      13,817,307       3.85      9.294      737         219,322    93.33      44.15    85.25   23.75
751 to 775          51      14,307,071       3.98      9.435      761         280,531    95.33      43.42    67.70   11.78
776 to 800          26       6,866,862       1.91      9.062      786         264,110    93.91      43.57    85.75    6.11
810 to 814           2         217,160       0.06      8.598      812         108,580    95.00      25.96   100.00    0.00
TOTAL:           1,096     359,284,765     100.00      9.624      667         327,815    91.67      45.05    79.11    8.45

The Credit Scores of the Group 2 Mortgage Loans that were scored as of the Cut-off Date ranged from 541 to 814 and the weighted average Credit Score of the Group 2 Mortgage Loans that were scored as of the Cut-off Date was approximately 667.

--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

[MERRILL LYNCH LOGO]                                 FREE WRITING PROSPECTUS FOR
                                                                   FFMER 2007-H1

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                  NUMBER     AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED WEIGHTED
                    OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE   AVERAGE    PERCENT
RANGE OF         MORTGAGE     BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE       ORIGINAL  DEBT-TO-      FULL  PERCENT
GROSS MARGINS      LOANS  OUTSTANDING ($)  POOL (%)  COUPON (%)   SCORE   OUTSTANDING ($)   LTV (%) INCOME (%)   DOC (%) IO (%)
---------------- -------- --------------- ---------- ----------- -------- --------------- --------- ---------- --------- -------
2.501% to 3.000%        5       1,359,909       0.45       8.844      690         271,982     88.78      35.02    100.00  22.20
3.501% to 4.000%      625     242,150,101      80.13       9.155      670         387,440     90.74      45.46     76.63   6.94
5.001% to 5.500%       35      11,688,188       3.87       8.614      656         333,948     80.61      41.64     94.55  12.88
6.001% to 6.500%      132      46,192,782      15.29      10.508      676         349,945     95.92      46.62     76.96  11.22
6.501% to 7.000%        1         807,109       0.27      11.100      641         807,109     95.00      55.00    100.00   0.00
TOTAL:                798     302,198,090     100.00       9.344      671         378,694     91.15      45.47     77.54   7.87

As of the Cut-off Date, the Gross Margin for the Group 2 Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 6.650% per annum and the weighted average Gross Margin of the Group 2 Adjustable Rate Mortgage Loans was approximately 4.422% per annum.


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER     AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED WEIGHTED
                       OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE   AVERAGE    PERCENT
RANGE OF MAXIMUM    MORTGAGE     BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE       ORIGINAL  DEBT-TO-      FULL  PERCENT
MORTGAGE RATES        LOANS  OUTSTANDING ($)  POOL (%)  COUPON (%)   SCORE   OUTSTANDING ($)   LTV (%) INCOME (%)   DOC (%) IO (%)
------------------  -------- --------------- ---------- ----------- -------- --------------- --------- ---------- --------- -------
12.501% to 13.000%        24       8,072,288       2.67       6.844      669         336,345     79.70      50.27    100.00    3.27
13.001% to 13.500%        36      14,551,689       4.82       7.302      676         404,214     81.38      49.20     95.63    4.18
13.501% to 14.000%        76      31,334,167      10.37       7.823      679         412,292     83.06      44.25     93.06   11.11
14.001% to 14.500%        83      34,965,890      11.57       8.292      671         421,276     86.46      44.84     89.11    7.95
14.501% to 15.000%       131      50,876,872      16.84       8.807      678         388,373     91.02      44.79     69.05    5.74
15.001% to 15.500%       101      42,616,350      14.10       9.271      675         421,944     93.53      45.32     74.30    8.81
15.501% to 16.000%       107      42,631,673      14.11       9.824      673         398,427     94.18      45.57     69.40   10.10
16.001% to 16.500%        49      21,059,347       6.97      10.264      662         429,783     95.42      47.04     63.43    9.65
16.501% to 17.000%        52      19,507,517       6.46      10.789      658         375,145     97.03      44.04     70.01   10.41
17.001% to 17.500%        28      10,855,921       3.59      11.212      666         387,711     95.75      45.39     90.37    1.66
17.501% to 18.000%        27       8,500,556       2.81      11.755      663         314,835     97.22      44.36     75.65   10.35
18.001% to 18.500%        51      10,042,125       3.32      12.275      644         196,904     97.99      44.72     68.44    5.51
18.501% to 19.000%        25       4,851,256       1.61      12.773      639         194,050     98.18      47.69     65.59    0.00
19.001% to 19.500%         3         783,921       0.26      13.258      654         261,307    100.00      40.66    100.00    0.00
19.501% to 20.000%         4       1,123,536       0.37      13.772      635         280,884     97.41      50.64    100.00    0.00
20.001% to 20.500%         1         424,981       0.14      14.050      675         424,981    100.00      55.00    100.00    0.00
TOTAL:                   798     302,198,090     100.00       9.344      671         378,694     91.15      45.47     77.54    7.87

As of the Cut-off Date, the Maximum Mortgage Rates for the Group 2 Adjustable Rate Mortgage Loans ranged from 12.550% per annum to 20.050% per annum and the weighted average Maximum Mortgage Rate of the Group 2 Adjustable Rate Mortgage Loans was approximately 15.344% per annum.


   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

[MERRILL LYNCH LOGO]                                 FREE WRITING PROSPECTUS FOR
                                                                   FFMER 2007-H1
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                    NUMBER     AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED WEIGHTED
                      OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  AVERAGE   PERCENT
NEXT RATE          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE      LOANS  OUTSTANDING ($)  POOL (%)  COUPON (%)   SCORE  OUTSTANDING ($)  LTV (%) INCOME (%)  DOC (%)  IO (%)
--------------- ----------- --------------- ---------- ---------- -------- --------------- -------- ---------- -------- -------
June 2011                 1         154,547       0.05      8.625      613         154,547    80.00      31.00   100.00    0.00
May 2012                 20       8,501,834       2.81      8.752      646         425,092    87.41      48.49    83.69    1.18
June 2012               230      86,250,933      28.54      9.127      666         375,004    90.79      44.73    75.24    9.47
July 2012               236      91,433,838      30.26      9.033      672         387,432    90.12      45.46    78.58    5.40
August 2012             288     103,820,288      34.36      9.706      674         360,487    92.32      46.00    78.56    8.60
September 2012           23      12,036,650       3.98     10.578      678         523,333    94.18      44.32    72.78   13.67
TOTAL:                  798     302,198,090     100.00      9.344      671         378,694    91.15      45.47    77.54    7.87

--------------------------------------------------------------------------------
   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                               FFMER 2007-H1
--------------------------------------------------------------------------------

                           CLASS X-A NOTIONAL BALANCE

The notional amount of the Class X-A Certificates will have two components -- a Group I component and a Group II component. On any Distribution Date, the notional amount of these components will equal the lesser of (i) the aggregate stated principal balance of the Group I Mortgage Loans, in the case of the Group I component, and the aggregate stated principal balance of the Group II Mortgage Loans, in the case of the Group II component, in either case before the application of any principal distributions for related due date and (ii) the amount as stated in the schedule below for each component described below. The pass-through rate on each component will be equal to [1.50]% per annum.

                                                 X-A                                 X-A                                X-A
                  DISTRIBUTION            GROUP I COMPONENT                   GROUP II COMPONENT                      (TOTAL)
PERIOD                DATE               NOTIONAL BALANCE($)                 NOTIONAL BALANCE($)                NOTIONAL AMOUNT($)
  1                10/25/2007                316,833,190                        212,900,655                         529,733,845
  2                11/25/2007                316,826,414                        212,907,570                         529,733,984
  3                12/25/2007                316,819,591                        212,914,533                         529,734,124
  4                1/25/2008                 316,812,724                        212,921,542                         529,734,266
  5                2/25/2008                 316,805,809                        212,928,598                         529,734,407
  6                3/25/2008                 316,798,849                        212,935,701                         529,734,550
  7                4/25/2008                 264,755,636                        177,964,875                         442,720,511
  8                5/25/2008                 264,749,742                        177,970,891                         442,720,633
  9                6/25/2008                 264,743,807                        177,976,948                         442,720,755
  10               7/25/2008                 264,737,833                        177,983,044                         442,720,877
  11               8/25/2008                 264,731,816                        177,989,184                         442,721,000
  12               9/25/2008                 264,725,762                        177,995,364                         442,721,126
  13               10/25/2008                220,695,015                        148,398,728                         369,093,743
  14               11/25/2008                220,689,898                        148,403,949                         369,093,847
  15               12/25/2008                220,684,747                        148,409,206                         369,093,953
  16               1/25/2009                 220,679,563                        148,414,497                         369,094,060
  17               2/25/2009                 220,674,343                        148,419,824                         369,094,167
  18               3/25/2009                 220,669,089                        148,425,186                         369,094,275
  19               4/25/2009                 184,648,724                        124,204,867                         308,853,591
  20               5/25/2009                 184,644,267                        124,209,415                         308,853,682
  21               6/25/2009                 184,639,781                        124,213,993                         308,853,774
  22               7/25/2009                 184,635,264                        124,218,603                         308,853,867
  23               8/25/2009                 184,630,720                        124,223,241                         308,853,961
  24               9/25/2009                 184,626,143                        124,227,912                         308,854,055
  25               10/25/2009                 89,167,058                        60,000,891                          149,167,949
  26               11/25/2009                 89,164,817                        60,003,177                          149,167,994
  27               12/25/2009                 89,162,560                        60,005,479                          149,168,039
  28               1/25/2010                  89,160,291                        60,007,796                          149,168,087
  29               2/25/2010                  89,158,005                        60,010,129                          149,168,134
  30               3/25/2010                  89,155,704                        60,012,478                          149,168,182

--------------------------------------------------------------------------------
   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                               FFMER 2007-H1
--------------------------------------------------------------------------------

            ONE MONTH LIBOR CORRIDOR TABLE FOR THE 1-A CERTIFICATES

                                      1ML STRIKE 1ML STRIKE                                      1ML STRIKE 1ML STRIKE
       BEGINNING  ENDING   NOTIONAL      LOWER      UPPER          BEGINNING  ENDING   NOTIONAL     LOWER     UPPER
PERIOD  ACCRUAL   ACCRUAL BALANCE ($) COLLAR (%) COLLAR (%) PERIOD  ACCRUAL   ACCRUAL BALANCE ($) COLLAR (%) COLLAR (%)
  1    10/09/07  10/25/07 375,762,000   10.759     10.780     49    09/25/11 10/25/11 74,946,871    9.251     10.780
  2    10/25/07  11/25/07 372,175,893    6.059     10.780     50    10/25/11 11/25/11 73,183,432    9.147     10.780
  3    11/25/07  12/25/07 367,929,422    6.295     10.780     51    11/25/11 12/25/11 71,461,135    9.069     10.780
  4    12/25/07  01/25/08 363,028,613    6.044     10.780     52    12/25/11 01/25/12 69,779,017    8.957     10.780
  5    01/25/08  02/25/08 357,477,120    6.034     10.780     53    01/25/12 02/25/12 68,136,140    8.857     10.780
  6    02/25/08  03/25/08 351,289,337    6.523     10.780     54    02/25/12 03/25/12 66,531,587    8.795     10.780
  7    03/25/08  04/25/08 344,474,038    6.161     10.780     55    03/25/12 04/25/12 64,964,461    8.650     10.780
  8    04/25/08  05/25/08 337,050,782    6.395     10.780     56    04/25/12 05/25/12 63,432,614    8.562     10.780
  9    05/25/08  06/25/08 329,040,237    6.137     10.780     57    05/25/12 06/25/12 61,908,540    8.420     10.780
  10   06/25/08  07/25/08 320,553,686    6.367     10.780     58    06/25/12 07/25/12 58,727,124    8.227     10.780
  11   07/25/08  08/25/08 311,633,723    6.107     10.780     59    07/25/12 08/25/12 55,686,344    7.979     10.780
  12   08/25/08  09/25/08 302,868,418    6.092     10.780     60    08/25/12 09/25/12 52,813,653    7.721     10.780
  13   09/25/08  10/25/08 294,265,759   10.598     10.780     61    09/25/12 10/25/12 50,097,722    8.311     10.780
  14   10/25/08  11/25/08 285,822,737   10.594     10.780     62    10/25/12 11/25/12 47,549,982    8.001     10.780
  15   11/25/08  12/25/08 277,536,398   10.592     10.780     63    11/25/12 12/25/12 46,407,401    8.308     10.780
  16   12/25/08  01/25/09 269,403,844   10.593     10.780     64    12/25/12 01/25/13 45,316,521    8.013     10.780
  17   01/25/09  02/25/09 261,422,228   10.593     10.780     65    01/25/13 02/25/13 44,250,971    8.795     10.780
  18   02/25/09  03/25/09 253,588,759   10.593     10.780     66    02/25/13 03/25/13 43,212,006    9.884     10.780
  19   03/25/09  04/25/09 245,900,694   10.593     10.780     67    03/25/13 04/25/13 42,197,121    8.808     10.780
  20   04/25/09  05/25/09 238,351,085   10.589     10.780     68    04/25/13 05/25/13 41,205,716    9.141     10.780
  21   05/25/09  06/25/09 230,848,102   10.582     10.780     69    05/25/13 06/25/13 40,237,249    8.807     10.780
  22   06/25/09  07/25/09 217,835,931   10.574     10.780     70    06/25/13 07/25/13 39,291,186    9.153     10.780
  23   07/25/09  08/25/09 205,164,008   10.565     10.780     71    07/25/13 08/25/13 38,367,043    9.596     10.780
  24   08/25/09  09/25/09 192,928,361   10.553     10.780     72    08/25/13 09/25/13 37,465,626    9.609     10.780
  25   09/25/09  10/25/09 181,116,227   10.543     10.780     73    09/25/13 10/25/13 36,585,061    9.968     10.780
  26   10/25/09  11/25/09 169,764,073   10.521     10.780     74    10/25/13 11/25/13 35,724,835    9.606     10.780
  27   11/25/09  12/25/09 162,043,347   10.501     10.780     75    11/25/13 12/25/13 34,884,478    9.965     10.780
  28   12/25/09  01/25/10 154,566,025   10.475     10.780     76    12/25/13 01/25/14 34,063,529    9.615     10.780
  29   01/25/10  02/25/10 147,263,426   10.448     10.780     77    01/25/14 02/25/14 33,261,564   10.388     10.780
  30   02/25/10  03/25/10 140,131,460   10.427     10.780     78    02/25/14 03/25/14 32,479,092   10.750     10.780
  31   03/25/10  04/25/10 133,166,132   10.393     10.780     79    03/25/14 04/25/14 31,714,690   10.399     10.780
  32   04/25/10  05/25/10 126,362,544   10.357     10.780     80    04/25/14 05/25/14 30,967,919   10.752     10.780
  33   05/25/10  06/25/10 119,696,015   10.311     10.780     81    05/25/14 06/25/14 30,238,370   10.394     10.780
  34   06/25/10  07/25/10 111,862,394   10.267     10.780     82    06/25/14 07/25/14 29,525,646   10.746     10.780
  35   07/25/10  08/25/10 104,227,519   10.218     10.780     83    07/25/14 08/25/14 28,829,375   10.751     10.780
  36   08/25/10  09/25/10 96,811,068    10.162     10.780     84    08/25/14 09/25/14 28,149,867   10.752     10.780
  37   09/25/10  10/25/10 89,607,598    10.110     10.780     85    09/25/14 10/25/14 27,486,029   10.751     10.780
  38   10/25/10  11/25/10 89,607,598    10.044     10.780     86    10/25/14 11/25/14 26,837,482   10.752     10.780
  39   11/25/10  12/25/10 89,607,598     9.991     10.780     87    11/25/14 12/25/14 26,203,873   10.751     10.780
  40   12/25/10  01/25/11 89,607,598     9.923     10.780     88    12/25/14 01/25/15 25,584,856   10.746     10.780
  41   01/25/11  02/25/11 89,607,598     9.858     10.780     89    01/25/15 02/25/15 24,980,109   10.745     10.780
  42   02/25/11  03/25/11 88,528,673     9.817     10.780     90    02/25/15 03/25/15 24,389,688   10.742     10.780
  43   03/25/11  04/25/11 86,448,307     9.721     10.780     91    03/25/15 04/25/15 23,812,864   10.746     10.780
  44   04/25/11  05/25/11 84,416,492     9.657     10.780     92    04/25/15 05/25/15 23,249,313   10.745     10.780
  45   05/25/11  06/25/11 82,432,094     9.571     10.780     93    05/25/15 06/25/15 22,698,729   10.745     10.780
  46   06/25/11  07/25/11 80,494,002     9.504     10.780     94    06/25/15 07/25/15 22,160,811   10.744     10.780
  47   07/25/11  08/25/11 78,601,136     9.410     10.780     95    07/25/15 08/25/15 21,635,268   10.745     10.780
  48   08/25/11  09/25/11 76,752,436     9.326     10.780     96    08/25/15 09/25/15 21,121,814   10.746     10.780


--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                               FFMER 2007-H1
--------------------------------------------------------------------------------

             ONE MONTH LIBOR CORRIDOR TABLE FOR THE 2-A CERTIFICATES

                                      1ML STRIKE 1ML STRIKE                                      1ML STRIKE 1ML STRIKE
       BEGINNING  ENDING   NOTIONAL      LOWER      UPPER          BEGINNING  ENDING   NOTIONAL     LOWER     UPPER
PERIOD  ACCRUAL   ACCRUAL BALANCE ($) COLLAR (%) COLLAR (%) PERIOD  ACCRUAL   ACCRUAL BALANCE ($) COLLAR (%) COLLAR (%)
  1    10/09/07  10/25/07 252,757,000   10.500     10.500     49    09/25/11 10/25/11 52,489,754    9.024     10.500
  2    10/25/07  11/25/07 250,418,332    6.464     10.500     50    10/25/11 11/25/11 51,303,304    8.919     10.500
  3    11/25/07  12/25/07 247,624,691    6.723     10.500     51    11/25/11 12/25/11 50,144,153    8.842     10.500
  4    12/25/07  01/25/08 244,379,844    6.450     10.500     52    12/25/11 01/25/12 49,011,670    8.729     10.500
  5    01/25/08  02/25/08 240,686,275    6.441     10.500     53    01/25/12 02/25/12 47,905,238    8.629     10.500
  6    02/25/08  03/25/08 236,552,955    6.977     10.500     54    02/25/12 03/25/12 46,824,256    8.570     10.500
  7    03/25/08  04/25/08 231,986,136    6.568     10.500     55    03/25/12 04/25/12 45,768,135    8.421     10.500
  8    04/25/08  05/25/08 226,998,464    6.824     10.500     56    04/25/12 05/25/12 44,736,301    8.336     10.500
  9    05/25/08  06/25/08 221,623,197    6.543     10.500     57    05/25/12 06/25/12 43,703,717    8.191     10.500
  10   06/25/08  07/25/08 215,922,108    6.796     10.500     58    06/25/12 07/25/12 41,683,800    8.008     10.500
  11   07/25/08  08/25/08 209,953,533    6.513     10.500     59    07/25/12 08/25/12 39,689,999    7.742     10.500
  12   08/25/08  09/25/08 204,068,360    6.498     10.500     60    08/25/12 09/25/12 37,802,992    7.485     10.500
  13   09/25/08  10/25/08 198,292,180   10.373     10.500     61    09/25/12 10/25/12 36,016,204    8.826     10.500
  14   10/25/08  11/25/08 192,622,980   10.369     10.500     62    10/25/12 11/25/12 34,342,570    8.495     10.500
  15   11/25/08  12/25/08 187,058,783   10.369     10.500     63    11/25/12 12/25/12 33,514,758    8.825     10.500
  16   12/25/08  01/25/09 181,597,648   10.367     10.500     64    12/25/12 01/25/13 32,768,872    8.508     10.500
  17   01/25/09  02/25/09 176,237,672   10.367     10.500     65    01/25/13 02/25/13 32,040,056    9.180     10.500
  18   02/25/09  03/25/09 170,976,984   10.373     10.500     66    02/25/13 03/25/13 31,328,819   10.384     10.500
  19   03/25/09  04/25/09 165,813,750   10.367     10.500     67    03/25/13 04/25/13 30,633,863    9.233     10.500
  20   04/25/09  05/25/09 160,746,169   10.364     10.500     68    04/25/13 05/25/13 29,954,745    9.590     10.500
  21   05/25/09  06/25/09 155,691,396   10.357     10.500     69    05/25/13 06/25/13 29,291,104    9.232     10.500
  22   06/25/09  07/25/09 147,364,689   10.350     10.500     70    06/25/13 07/25/13 28,642,584    9.606     10.500
  23   07/25/09  08/25/09 139,050,020   10.339     10.500     71    07/25/13 08/25/13 28,008,870    9.913     10.500
  24   08/25/09  09/25/09 131,016,843   10.328     10.500     72    08/25/13 09/25/13 27,390,265    9.965     10.500
  25   09/25/09  10/25/09 123,255,441   10.317     10.500     73    09/25/13 10/25/13 26,785,788   10.346     10.500
  26   10/25/09  11/25/09 115,802,988   10.294     10.500     74    10/25/13 11/25/13 26,195,062    9.963     10.500
  27   11/25/09  12/25/09 110,534,206   10.276     10.500     75    11/25/13 12/25/13 25,617,775   10.343     10.500
  28   12/25/09  01/25/10 105,544,572   10.248     10.500     76    12/25/13 01/25/14 25,053,618    9.975     10.500
  29   01/25/10  02/25/10 100,670,104   10.222     10.500     77    01/25/14 02/25/14 24,502,315   10.500     10.500
  30   02/25/10  03/25/10  95,908,133   10.205     10.500     78    02/25/14 03/25/14 23,964,033   10.500     10.500
  31   03/25/10  04/25/10  91,256,050   10.165     10.500     79    03/25/14 04/25/14 23,438,018   10.500     10.500
  32   04/25/10  05/25/10  86,711,311   10.130     10.500     80    04/25/14 05/25/14 22,923,951   10.500     10.500
  33   05/25/10  06/25/10  82,252,401   10.082     10.500     81    05/25/14 06/25/14 22,421,560   10.500     10.500
  34   06/25/10  07/25/10  77,107,528   10.040     10.500     82    06/25/14 07/25/14 21,930,577   10.500     10.500
  35   07/25/10  08/25/10  72,043,818    9.989     10.500     83    07/25/14 08/25/14 21,450,761   10.500     10.500
  36   08/25/10  09/25/10  67,122,514    9.933     10.500     84    08/25/14 09/25/14 20,982,190   10.500     10.500
  37   09/25/10  10/25/10  62,339,554    9.883     10.500     85    09/25/14 10/25/14 20,524,275   10.500     10.500
  38   10/25/10  11/25/10  62,339,554    9.816     10.500     86    10/25/14 11/25/14 20,076,746   10.500     10.500
  39   11/25/10  12/25/10  62,339,554    9.764     10.500     87    11/25/14 12/25/14 19,639,367   10.500     10.500
  40   12/25/10  01/25/11  62,339,554    9.695     10.500     88    12/25/14 01/25/15 19,211,905   10.500     10.500
  41   01/25/11  02/25/11  62,339,554    9.629     10.500     89    01/25/15 02/25/15 18,794,148   10.500     10.500
  42   02/25/11  03/25/11  61,615,519    9.595     10.500     90    02/25/15 03/25/15 18,386,054   10.500     10.500
  43   03/25/11  04/25/11  60,219,003    9.493     10.500     91    03/25/15 04/25/15 17,987,213   10.500     10.500
  44   04/25/11  05/25/11  58,854,643    9.431     10.500     92    04/25/15 05/25/15 17,597,406   10.500     10.500
  45   05/25/11  06/25/11  57,521,696    9.343     10.500     93    05/25/15 06/25/15 17,216,429   10.500     10.500
  46   06/25/11  07/25/11  56,219,435    9.277     10.500     94    06/25/15 07/25/15 16,844,081   10.500     10.500
  47   07/25/11  08/25/11  54,947,150    9.182     10.500     95    07/25/15 08/25/15 16,480,163   10.500     10.500
  48   08/25/11  09/25/11  53,704,149    9.097     10.500     96    08/25/15 09/25/15 16,124,486   10.500     10.500


--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1
--------------------------------------------------------------------------------

  ONE MONTH LIBOR CORRIDOR TABLE FOR THE FLOATING RATE SUBORDINATE CERTIFICATES

                                      1ML STRIKE 1ML STRIKE                                      1ML STRIKE 1ML STRIKE
       BEGINNING  ENDING   NOTIONAL      LOWER      UPPER          BEGINNING  ENDING   NOTIONAL     LOWER     UPPER
PERIOD  ACCRUAL   ACCRUAL BALANCE ($) COLLAR (%) COLLAR (%) PERIOD  ACCRUAL   ACCRUAL BALANCE ($) COLLAR (%) COLLAR (%)
  1    10/09/07  10/25/07 120,611,000    9.693      9.700     49    09/25/11 10/25/11 84,540,267    8.196     9.700
  2    10/25/07  11/25/07 120,611,000    5.255      9.700     50    10/25/11 11/25/11 82,583,338    8.092     9.700
  3    11/25/07  12/25/07 120,611,000    5.500      9.700     51    11/25/11 12/25/11 80,671,812    8.015     9.700
  4    12/25/07  01/25/08 120,611,000    5.240      9.700     52    12/25/11 01/25/12 78,804,633    7.902     9.700
  5    01/25/08  02/25/08 120,611,000    5.230      9.700     53    01/25/12 02/25/12 76,980,767    7.802     9.700
  6    02/25/08  03/25/08 120,611,000    5.738      9.700     54    02/25/12 03/25/12 75,199,208    7.742     9.700
  7    03/25/08  04/25/08 120,611,000    5.357      9.700     55    03/25/12 04/25/12 73,458,970    7.595     9.700
  8    04/25/08  05/25/08 120,611,000    5.600      9.700     56    04/25/12 05/25/12 71,758,248    7.508     9.700
  9    05/25/08  06/25/08 120,611,000    5.333      9.700     57    05/25/12 06/25/12 70,062,185    7.365     9.700
  10   06/25/08  07/25/08 120,611,000    5.572      9.700     58    06/25/12 07/25/12 66,611,670    7.175     9.700
  11   07/25/08  08/25/08 120,611,000    5.303      9.700     59    07/25/12 08/25/12 63,271,775    6.921     9.700
  12   08/25/08  09/25/08 120,611,000    5.288      9.700     60    08/25/12 09/25/12 60,114,236    6.663     9.700
  13   09/25/08  10/25/08 120,611,000    9.544      9.700     61    09/25/12 10/25/12 57,127,174    7.552     9.700
  14   10/25/08  11/25/08 120,611,000    9.540      9.700     62    10/25/12 11/25/12 54,326,754    7.234     9.700
  15   11/25/08  12/25/08 120,611,000    9.539      9.700     63    11/25/12 12/25/12 53,019,614    7.550     9.700
  16   12/25/08  01/25/09 120,611,000    9.539      9.700     64    12/25/12 01/25/13 51,801,121    7.246     9.700
  17   01/25/09  02/25/09 120,611,000    9.539      9.700     65    01/25/13 02/25/13 50,610,755    7.984     9.700
  18   02/25/09  03/25/09 120,611,000    9.541      9.700     66    02/25/13 03/25/13 49,449,688    9.119     9.700
  19   03/25/09  04/25/09 120,611,000    9.538      9.700     67    03/25/13 04/25/13 48,315,394    8.013     9.700
  20   04/25/09  05/25/09 120,611,000    9.535      9.700     68    04/25/13 05/25/13 47,207,186    8.356     9.700
  21   05/25/09  06/25/09 120,611,000    9.528      9.700     69    05/25/13 06/25/13 46,124,460    8.012     9.700
  22   06/25/09  07/25/09 120,611,000    9.520      9.700     70    06/25/13 07/25/13 45,066,629    8.369     9.700
  23   07/25/09  08/25/09 120,611,000    9.510      9.700     71    07/25/13 08/25/13 44,033,161    8.757     9.700
  24   08/25/09  09/25/09 120,611,000    9.500      9.700     72    08/25/13 09/25/13 43,024,793    8.786     9.700
  25   09/25/09  10/25/09 120,611,000    9.489      9.700     73    09/25/13 10/25/13 42,039,629    9.154     9.700
  26   10/25/09  11/25/09 120,611,000    9.466      9.700     74    10/25/13 11/25/13 41,077,082    8.783     9.700
  27   11/25/09  12/25/09 120,611,000    9.447      9.700     75    11/25/13 12/25/13 40,136,630    9.151     9.700
  28   12/25/09  01/25/10 120,611,000    9.420      9.700     76    12/25/13 01/25/14 39,217,763    8.794     9.700
  29   01/25/10  02/25/10 120,611,000    9.394      9.700     77    01/25/14 02/25/14 38,320,018    9.521     9.700
  30   02/25/10  03/25/10 120,611,000    9.374      9.700     78    02/25/14 03/25/14 37,443,842    9.691     9.700
  31   03/25/10  04/25/10 120,611,000    9.338      9.700     79    03/25/14 04/25/14 36,587,792    9.547     9.700
  32   04/25/10  05/25/10 120,611,000    9.303      9.700     80    04/25/14 05/25/14 35,751,364    9.692     9.700
  33   05/25/10  06/25/10 120,611,000    9.255      9.700     81    05/25/14 06/25/14 34,934,106    9.542     9.700
  34   06/25/10  07/25/10 120,611,000    9.212      9.700     82    06/25/14 07/25/14 34,135,578    9.687     9.700
  35   07/25/10  08/25/10 120,611,000    9.162      9.700     83    07/25/14 08/25/14 33,355,373    9.689     9.700
  36   08/25/10  09/25/10 120,611,000    9.107      9.700     84    08/25/14 09/25/14 32,593,748    9.690     9.700
  37   09/25/10  10/25/10 120,611,000    9.055      9.700     85    09/25/14 10/25/14 31,849,588    9.690     9.700
  38   10/25/10  11/25/10 120,611,000    8.989      9.700     86    10/25/14 11/25/14 31,122,461    9.690     9.700
  39   11/25/10  12/25/10 115,989,412    8.937      9.700     87    11/25/14 12/25/14 30,411,977    9.690     9.700
  40   12/25/10  01/25/11 109,783,744    8.868      9.700     88    12/25/14 01/25/15 29,717,753    9.687     9.700
  41   01/25/11  02/25/11 103,722,156    8.802      9.700     89    01/25/15 02/25/15 29,039,434    9.684     9.700
  42   02/25/11  03/25/11 99,604,255     8.765      9.700     90    02/25/15 03/25/15 28,377,028    9.682     9.700
  43   03/25/11  04/25/11 97,297,724     8.666      9.700     91    03/25/15 04/25/15 27,729,781    9.684     9.700
  44   04/25/11  05/25/11 95,044,733     8.603      9.700     92    04/25/15 05/25/15 27,097,333    9.683     9.700
  45   05/25/11  06/25/11 92,844,037     8.517      9.700     93    05/25/15 06/25/15 26,479,343    9.684     9.700
  46   06/25/11  07/25/11 90,694,418     8.449      9.700     94    06/25/15 07/25/15 25,875,481    9.684     9.700
  47   07/25/11  08/25/11 88,594,686     8.355      9.700     95    07/25/15 08/25/15 25,285,421    9.685     9.700
  48   08/25/11  09/25/11 86,543,680     8.270      9.700     96    08/25/15 09/25/15 24,708,847    9.684     9.700


--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                               FFMER 2007-H1
--------------------------------------------------------------------------------

                             SWAP CONTRACT SCHEDULE

       BEGINNING    ENDING     NOTIONAL       FIXED            BEGINNING    ENDING    NOTIONAL       FIXED
PERIOD  ACCRUAL    ACCRUAL   BALANCE ($) STRIKE RATE(%) PERIOD  ACCRUAL    ACCRUAL   BALANCE ($) STRIKE RATE(%)
  1    10/9/2007  10/25/2007      0            N/A        31   3/25/2010  4/25/2010  271,164,518     4.900
  2    10/25/2007 11/25/2007      0            N/A        32   4/25/2010  5/25/2010  259,192,091     4.900
  3    11/25/2007 12/25/2007      0            N/A        33   5/25/2010  6/25/2010  247,478,416     4.900
  4    12/25/2007 1/25/2008       0            N/A        34   6/25/2010  7/25/2010  235,792,927     4.900
  5    1/25/2008  2/25/2008       0            N/A        35   7/25/2010  8/25/2010  223,822,561     4.900
  6    2/25/2008  3/25/2008       0            N/A        36   8/25/2010  9/25/2010  212,258,044     4.900
  7    3/25/2008  4/25/2008       0            N/A        37   9/25/2010  10/25/2010 201,301,734     4.900
  8    4/25/2008  5/25/2008       0            N/A        38   10/25/2010 11/25/2010 191,022,640     4.900
  9    5/25/2008  6/25/2008       0            N/A        39   11/25/2010 12/25/2010 181,133,303     4.900
  10   6/25/2008  7/25/2008       0            N/A        40   12/25/2010 1/25/2011  171,520,322     4.900
  11   7/25/2008  8/25/2008       0            N/A        41   1/25/2011  2/25/2011  162,427,180     4.900
  12   8/25/2008  9/25/2008       0            N/A        42   2/25/2011  3/25/2011  153,575,425     4.900
  13   9/25/2008  10/25/2008 549,163,561     4.900        43   3/25/2011  4/25/2011  145,071,136     4.900
  14   10/25/2008 11/25/2008 530,170,577     4.900        44   4/25/2011  5/25/2011  136,798,212     4.900
  15   11/25/2008 12/25/2008 511,657,571     4.900        45   5/25/2011  6/25/2011  128,881,316     4.900
  16   12/25/2008 1/25/2009  493,732,718     4.900        46   6/25/2011  7/25/2011  121,137,422     4.900
  17   1/25/2009  2/25/2009  476,478,454     4.900        47   7/25/2011  8/25/2011  113,524,317     4.900
  18   2/25/2009  3/25/2009  459,658,605     4.900        48   8/25/2011  9/25/2011  106,459,492     4.900
  19   3/25/2009  4/25/2009  443,587,264     4.900        49   9/25/2011  10/25/2011 99,315,302      4.900
  20   4/25/2009  5/25/2009  427,940,688     4.900        50   10/25/2011 11/25/2011 92,669,176      4.900
  21   5/25/2009  6/25/2009  412,806,835     4.900        51   11/25/2011 12/25/2011 86,131,337      4.900
  22   6/25/2009  7/25/2009  398,397,449     4.900        52   12/25/2011 1/25/2012  79,866,627      4.900
  23   7/25/2009  8/25/2009  384,343,406     4.900        53   1/25/2012  2/25/2012  73,688,090      4.900
  24   8/25/2009  9/25/2009  370,758,348     4.900        54   2/25/2012  3/25/2012  67,975,006      4.900
  25   9/25/2009  10/25/2009 354,575,474     4.900        55   3/25/2012  4/25/2012  62,294,950      4.900
  26   10/25/2009 11/25/2009 338,968,955     4.900        56   4/25/2012  5/25/2012  56,849,516      4.900
  27   11/25/2009 12/25/2009 324,095,287     4.900        57   5/25/2012  6/25/2012  50,486,631      4.900
  28   12/25/2009 1/25/2010  309,722,492     4.900        58   6/25/2012  7/25/2012  41,796,934      4.900
  29   1/25/2010  2/25/2010  296,236,699     4.900        59   7/25/2012  8/25/2012  30,168,606      4.900
  30   2/25/2010  3/25/2010  283,418,048     4.900        60   8/25/2012  9/25/2012  21,259,751      4.900


--------------------------------------------------------------------------------
RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

[MERRILL LYNCH LOGO]                                 FREE WRITING PROSPECTUS FOR
                                                                   FFMER 2007-H1

                      CLASS 1-A AVAILABLE FUNDS CAP TABLE

                      AVAILABLE  AVAILABLE                        AVAILABLE  AVAILABLE                        AVAILABLE  AVAILABLE
                      FUNDS CAP  FUNDS CAP                        FUNDS CAP  FUNDS CAP                        FUNDS CAP  FUNDS CAP
PERIOD  PAYMENT DATE  (%)(1)(2)  (%)(1)(3)  PERIOD  PAYMENT DATE  (%)(1)(2)  (%)(1)(3)  PERIOD  PAYMENT DATE  (%)(1)(2)  (%)(1)(3)
-----------------------------------------   -----------------------------------------   ------------------------------------------
   1     10/25/2007    14.114    14.114       33    6/25/2010     8.153      16.711      65     2/25/2013      8.597      12.000
   2     11/25/2007    7.279     12.000       34    7/25/2010     8.426      16.784      66     3/25/2013      9.518      12.000
   3     12/25/2007    7.515     12.000       35    8/25/2010     8.155      16.458      67     4/25/2013      8.597      12.000
   4     1/25/2008     7.264     12.000       36    9/25/2010     8.156      16.326      68     5/25/2013      8.884      12.000
   5     2/25/2008     7.254     12.000       37    10/25/2010    8.429      16.391      69     6/25/2013      8.598      12.000
   6     3/25/2008     7.743     12.000       38    11/25/2010    8.158      16.086      70     7/25/2013      8.884      12.000
   7     4/25/2008     7.381     12.000       39    12/25/2010    8.430      16.130      71     8/25/2013      8.598      12.000
   8     5/25/2008     7.615     12.000       40    1/25/2011     8.159      15.785      72     9/25/2013      8.598      12.000
   9     6/25/2008     7.357     12.000       41    2/25/2011     8.159      15.644      73     10/25/2013     8.885      12.000
   10    7/25/2008     7.587     12.000       42    3/25/2011     8.984      16.137      74     11/25/2013     8.599      12.000
   11    8/25/2008     7.327     12.000       43    4/25/2011     8.160      15.361      75     12/25/2013     8.886      12.000
   12    9/25/2008     7.312     12.000       44    5/25/2011     8.432      15.423      76     1/25/2014      8.599      12.000
   13    10/25/2008    7.685     18.815       45    6/25/2011     8.161      15.088      77     2/25/2014      8.599      12.000
   14    11/25/2008    7.424     18.492       46    7/25/2011     8.433      15.155      78     3/25/2014      9.521      12.896
   15    12/25/2008    7.657     18.436       47    8/25/2011     8.162      14.810      79     4/25/2014      8.600      12.000
   16    1/25/2009     7.396     18.106       48    9/25/2011     8.162      14.684      80     5/25/2014      8.887      12.031
   17    2/25/2009     7.382     17.917       49    10/25/2011    8.434      14.753      81     6/25/2014      8.600      12.000
   18    3/25/2009     8.076     18.177       50    11/25/2011    8.163      14.419      82     7/25/2014      8.887      12.046
   19    4/25/2009     7.481     17.672       51    12/25/2011    8.435      14.499      83     8/25/2014      8.601      12.421
   20    5/25/2009     7.718     17.641       52    1/25/2012     8.164      14.162      84     9/25/2014      8.601      12.425
   21    6/25/2009     7.456     17.322       53    2/25/2012     8.164      14.030      85     10/25/2014     8.888      12.836
   22    7/25/2009     7.681     17.434       54    3/25/2012     8.727      14.357      86     11/25/2014     8.601      12.419
   23    8/25/2009     7.410     17.252       55    4/25/2012     8.165      13.788      87     12/25/2014     8.888      12.830
   24    9/25/2009     7.385     17.219       56    5/25/2012     8.437      13.885      88     1/25/2015      8.602      12.431
   25    10/25/2009    8.027     17.669       57    6/25/2012     8.166      13.495      89     2/25/2015      8.602      12.995
   26    11/25/2009    7.756     17.411       58    7/25/2012     8.444      13.566      90     3/25/2015      9.524      14.389
   27    12/25/2009    8.006     17.390       59    8/25/2012     8.577      13.959      91     4/25/2015      8.602      12.993
   28    1/25/2010     7.738     17.044       60    9/25/2012     8.592      13.741      92     5/25/2015      8.889      13.422
   29    2/25/2010     7.729     16.874       61    10/25/2012    8.880      12.000      93     6/25/2015      8.603      12.986
   30    3/25/2010     8.478     17.244       62    11/25/2012    8.595      12.000      94     7/25/2015      8.890      13.415
   31    4/25/2010     8.153     16.995       63    12/25/2012    8.882      12.000      95     8/25/2015      8.603      12.979
   32    5/25/2010     8.425     17.036       64    1/25/2013     8.595      12.000      96     9/25/2015      8.604      12.975

    (1) Available Funds Cap for the Class 1-A Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group I Mortgage Loans to the total pool of Mortgage Loans) of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty and the interest due on the Group I component of the Class X-A Certificates for such Distribution Date, and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

    (2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.130% and 5.035%, respectively.

    (3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.130% and 5.035% respectively, for the first Distribution Date and each increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty, and proceeds from the related Corridor Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                       CLASS 2-A AVAILABLE FUNDS CAP TABLE

                        AVAILABLE FUNDS   AVAILABLE FUNDS
PERIOD   PAYMENT DATE    CAP (%) (1)(2)    CAP (%) (1)(3)
------   ------------   ---------------   ---------------
  1        10/25/2007            15.441            15.441
  2        11/25/2007             7.964            12.000
  3        12/25/2007             8.223            12.000
  4         1/25/2008             7.950            12.000
  5         2/25/2008             7.941            12.000
  6         3/25/2008             8.477            12.000
  7         4/25/2008             8.068            12.000
  8         5/25/2008             8.324            12.000
  9         6/25/2008             8.043            12.000
  10        7/25/2008             8.296            12.000
  11        8/25/2008             8.013            12.000
  12        9/25/2008             7.998            12.000
  13       10/25/2008             8.394            19.468
  14       11/25/2008             8.109            19.123
  15       12/25/2008             8.366            19.088
  16        1/25/2009             8.082            18.738
  17        2/25/2009             8.068            18.549
  18        3/25/2009             8.836            18.877
  19        4/25/2009             8.167            18.304
  20        5/25/2009             8.427            18.294
  21        6/25/2009             8.142            17.954
  22        7/25/2009             8.395            18.092
  23        8/25/2009             8.104            17.892
  24        9/25/2009             8.083            17.862
  25       10/25/2009             8.749            18.337
  26       11/25/2009             8.458            18.060
  27       12/25/2009             8.731            18.061
  28        1/25/2010             8.441            17.695
  29        2/25/2010             8.433            17.525
  30        3/25/2010             9.259            17.967
  31        4/25/2010             8.856            17.647
  32        5/25/2010             9.153            17.711

                        AVAILABLE FUNDS   AVAILABLE FUNDS
PERIOD   PAYMENT DATE    CAP (%) (1)(2)    CAP (%) (1)(3)
------   ------------   ---------------   ---------------
  33       6/25/2010              8.859            17.365
  34       7/25/2010              9.157            17.462
  35       8/25/2010              8.864            17.116
  36       9/25/2010              8.867            16.986
  37      10/25/2010              9.166            17.075
  38      11/25/2010              8.873            16.749
  39      12/25/2010              9.170            16.816
  40       1/25/2011              8.875            16.450
  41       2/25/2011              8.877            16.310
  42       3/25/2011              9.779            16.875
  43       4/25/2011              8.879            16.029
  44       5/25/2011              9.177            16.114
  45       6/25/2011              8.882            15.758
  46       7/25/2011              9.179            15.848
  47       8/25/2011              8.885            15.482
  48       9/25/2011              8.886            15.357
  49      10/25/2011              9.184            15.449
  50      11/25/2011              8.889            15.093
  51      12/25/2011              9.187            15.197
  52       1/25/2012              8.892            14.838
  53       2/25/2012              8.893            14.708
  54       3/25/2012              9.508            15.082
  55       4/25/2012              8.896            14.468
  56       5/25/2012              9.194            14.588
  57       6/25/2012              8.899            14.177
  58       7/25/2012              9.210            14.275
  59       8/25/2012              9.136            14.584
  60       9/25/2012              9.179            14.462
  61      10/25/2012              9.495            12.000
  62      11/25/2012              9.197            12.000
  63      12/25/2012              9.504            12.000
  64       1/25/2013              9.199            12.000

                        AVAILABLE FUNDS   AVAILABLE FUNDS
PERIOD   PAYMENT DATE    CAP (%) (1)(2)    CAP (%) (1)(3)
------   ------------   ---------------   ---------------
  65        2/25/2013             9.200            12.000
  66        3/25/2013            10.189            12.000
  67        4/25/2013             9.204            12.000
  68        5/25/2013             9.512            12.000
  69        6/25/2013             9.207            12.000
  70        7/25/2013             9.515            12.000
  71        8/25/2013             9.210            12.000
  72        9/25/2013             9.211            12.000
  73       10/25/2013             9.520            12.000
  74       11/25/2013             9.214            12.000
  75       12/25/2013             9.522            12.000
  76        1/25/2014             9.217            12.000
  77        2/25/2014             9.218            12.136
  78        3/25/2014            10.207            13.492
  79        4/25/2014             9.221            12.184
  80        5/25/2014             9.530            12.588
  81        6/25/2014             9.224            12.180
  82        7/25/2014             9.532            12.599
  83        8/25/2014             9.226            12.848
  84        9/25/2014             9.228            12.876
  85       10/25/2014             9.537            13.302
  86       11/25/2014             9.231            12.869
  87       12/25/2014             9.540            13.295
  88        1/25/2015             9.233            12.878
  89        2/25/2015             9.235            13.306
  90        3/25/2015            10.226            14.740
  91        4/25/2015             9.238            13.309
  92        5/25/2015             9.547            13.749
  93        6/25/2015             9.241            13.302
  94        7/25/2015             9.550            13.741
  95        8/25/2015             9.244            13.294
  96        9/25/2015             9.245            13.291

(1) Available Funds Cap for the Class 2-A Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage Loans to the total pool of Mortgage Loans) of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty and the interest due on the Group II component of the Class X-A Certificates for such Distribution Date, and (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.130% and 5.035%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.130% and 5.035% respectively, for the first Distribution Date and each increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related Corridor Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

        FLOATING RATE SUBORDINATE CERTIFICATES AVAILABLE FUNDS CAP TABLE

                        AVAILABLE FUNDS   AVAILABLE FUNDS
PERIOD   PAYMENT DATE    CAP (%) (1)(2)    CAP (%) (1)(3)
------   ------------   ---------------   ---------------
  1        10/25/2007            14.648            14.648
  2        11/25/2007             7.555            12.000
  3        12/25/2007             7.800            12.000
  4         1/25/2008             7.540            12.000
  5         2/25/2008             7.530            12.000
  6         3/25/2008             8.038            12.000
  7         4/25/2008             7.657            12.000
  8         5/25/2008             7.900            12.000
  9         6/25/2008             7.633            12.000
  10        7/25/2008             7.872            12.000
  11        8/25/2008             7.603            12.000
  12        9/25/2008             7.588            12.000
  13       10/25/2008             7.970            19.074
  14       11/25/2008             7.699            18.742
  15       12/25/2008             7.942            18.694
  16        1/25/2009             7.672            18.356
  17        2/25/2009             7.657            18.167
  18        3/25/2009             8.382            18.454
  19        4/25/2009             7.757            17.922
  20        5/25/2009             8.003            17.900
  21        6/25/2009             7.732            17.572
  22        7/25/2009             7.968            17.695
  23        8/25/2009             7.689            17.506
  24        9/25/2009             7.666            17.473
  25       10/25/2009             8.318            17.934
  26       11/25/2009             8.039            17.668
  27       12/25/2009             8.297            17.656
  28        1/25/2010             8.021            17.302
  29        2/25/2010             8.012            17.132
  30        3/25/2010             8.792            17.531
  31        4/25/2010             8.436            17.253
  32        5/25/2010             8.718            17.303

                        AVAILABLE FUNDS   AVAILABLE FUNDS
PERIOD   PAYMENT DATE    CAP (%) (1)(2)    CAP (%) (1)(3)
------   ------------   ---------------   ---------------
  33        6/25/2010             8.437            16.970
  34        7/25/2010             8.720            17.053
  35        8/25/2010             8.440            16.719
  36        9/25/2010             8.442            16.587
  37       10/25/2010             8.725            16.662
  38       11/25/2010             8.445            16.349
  39       12/25/2010             8.728            16.402
  40        1/25/2011             8.447            16.048
  41        2/25/2011             8.448            15.908
  42        3/25/2011             9.304            16.429
  43        4/25/2011             8.449            15.626
  44        5/25/2011             8.732            15.697
  45        6/25/2011             8.451            15.353
  46        7/25/2011             8.733            15.430
  47        8/25/2011             8.453            15.076
  48        9/25/2011             8.453            14.951
  49       10/25/2011             8.736            15.029
  50       11/25/2011             8.455            14.686
  51       12/25/2011             8.738            14.776
  52        1/25/2012             8.457            14.430
  53        2/25/2012             8.457            14.299
  54        3/25/2012             9.042            14.644
  55        4/25/2012             8.459            14.058
  56        5/25/2012             8.742            14.164
  57        6/25/2012             8.461            13.765
  58        7/25/2012             8.753            13.848
  59        8/25/2012             8.803            14.207
  60        9/25/2012             8.829            14.028
  61       10/25/2012             9.128            12.000
  62       11/25/2012             8.839            12.000
  63       12/25/2012             9.133            12.000
  64        1/25/2013             8.839            12.000

                        AVAILABLE FUNDS   AVAILABLE FUNDS
PERIOD   PAYMENT DATE    CAP (%) (1)(2)    CAP (%) (1)(3)
------   ------------   ---------------   ---------------
  65        2/25/2013             8.841            12.000
  66        3/25/2013             9.789            12.000
  67        4/25/2013             8.842            12.000
  68        5/25/2013             9.138            12.000
  69        6/25/2013             8.844            12.000
  70        7/25/2013             9.139            12.000
  71        8/25/2013             8.845            12.000
  72        9/25/2013             8.846            12.000
  73       10/25/2013             9.141            12.000
  74       11/25/2013             8.847            12.000
  75       12/25/2013             9.142            12.000
  76        1/25/2014             8.848            12.000
  77        2/25/2014             8.849            12.000
  78        3/25/2014             9.798            13.128
  79        4/25/2014             8.850            12.000
  80        5/25/2014             9.146            12.247
  81        6/25/2014             8.851            12.000
  82        7/25/2014             9.147            12.261
  83        8/25/2014             8.853            12.586
  84        9/25/2014             8.853            12.599
  85       10/25/2014             9.149            13.016
  86       11/25/2014             8.854            12.593
  87       12/25/2014             9.150            13.010
  88        1/25/2015             8.856            12.603
  89        2/25/2015             8.856            13.115
  90        3/25/2015             9.806            14.525
  91        4/25/2015             8.858            13.115
  92        5/25/2015             9.153            13.549
  93        6/25/2015             8.859            13.108
  94        7/25/2015             9.155            13.541
  95        8/25/2015             8.860            13.100
  96        9/25/2015             8.861            13.097

(1) Available Funds Cap for the Floating Rate Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class 1-A or Class 2-A Certificates) of the Class 1-A Available Funds Cap and the Class 2-A Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.130% and 5.035%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.130% and 5.035%, respectively, for the first Distribution Date and each increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related Corridor Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                         DISCOUNT MARGIN TABLE (TO CALL)

                              0%             80%             100%            150%            200%
                        PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                        -------------   -------------   -------------   -------------   -------------
CLASS 1-A2
   PRICE = 100.00000%
      DISCOUNT MARGIN             175             175             175             175             175
            WAL (YRS)           29.79            5.84            4.73            2.32            1.84
        MOD DUR (YRS)           12.35            4.70            3.95            2.11            1.70
     PRINCIPAL WINDOW   07/37 - 07/37   06/12 - 06/15   07/11 - 08/13   11/09 - 04/10   07/09 - 09/09

CLASS 1-A3
   PRICE = 100.00000%
      DISCOUNT MARGIN             100             100             100             100             100
            WAL (YRS)           29.79            9.65            7.46            2.75            2.03
        MOD DUR (YRS)           13.40            7.15            5.88            2.49            1.88
     PRINCIPAL WINDOW   07/37 - 07/37   06/15 - 01/18   08/13 - 09/15   04/10 - 09/10   09/09 - 11/09

CLASS 2-A2
   PRICE = 100.00000%
      DISCOUNT MARGIN             175             175             175             175             175
            WAL (YRS)           29.79            6.08            4.89            2.35            1.85
        MOD DUR (YRS)           12.35            4.86            4.07            2.13            1.71
     PRINCIPAL WINDOW   07/37 - 07/37   07/12 - 10/15   08/11 - 12/13   11/09 - 04/10   07/09 - 09/09

CLASS 2-A3A
   PRICE = 100.00000%
      DISCOUNT MARGIN             175             175             175             175             175
            WAL (YRS)           29.79            9.84            7.61            2.78            2.04
        MOD DUR (YRS)           12.35            7.00            5.80            2.48            1.87
     PRINCIPAL WINDOW   07/37 - 07/37   10/15 - 01/18   12/13 - 09/15   04/10 - 09/10   09/09 - 11/09

CLASS 2-A3B
   PRICE = 100.00000%
      DISCOUNT MARGIN             100             100             100             100             100
            WAL (YRS)           29.79            9.84            7.61            2.78            2.04
        MOD DUR (YRS)           13.40            7.26            5.98            2.52            1.89
     PRINCIPAL WINDOW   07/37 - 07/37   10/15 - 01/18   12/13 - 09/15   04/10 - 09/10   09/09 - 11/09

CLASS M-1
    PRICE = 96.98000%
      DISCOUNT MARGIN             256             289             300             303             324
            WAL (YRS)           29.79            6.77            5.37            4.96            3.71
        MOD DUR (YRS)           11.42            5.02            4.22            4.03            3.15
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 01/18   12/10 - 09/15   09/12 - 09/12   06/11 - 06/11

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                              0%             80%             100%            150%            200%
                        PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                        -------------   -------------   -------------   -------------   -------------
CLASS M-2
    PRICE = 94.90520%
      DISCOUNT MARGIN             274             331             350             360             402
            WAL (YRS)           29.79            6.77            5.36            4.76            3.42
        MOD DUR (YRS)           11.25            4.98            4.18            3.87            2.92
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 01/18   11/10 - 09/15   02/12 - 09/12   10/10 - 06/11

CLASS M-3
    PRICE = 92.89060%
      DISCOUNT MARGIN             293             372             400             426             492
            WAL (YRS)           29.79            6.77            5.35            4.40            3.14
        MOD DUR (YRS)           11.08            4.93            4.14            3.61            2.69
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 01/18   11/10 - 09/15   10/11 - 09/12   08/10 - 06/11

CLASS M-4
    PRICE = 87.13950%
      DISCOUNT MARGIN             350             499             550             611             735
            WAL (YRS)           29.79            6.77            5.35            4.22            3.04
        MOD DUR (YRS)           10.57            4.81            4.04            3.42            2.56
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 01/18   11/10 - 09/15   07/11 - 09/12   06/10 - 06/11

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                              0%             80%             100%            150%            200%
                        PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                        -------------   -------------   -------------   -------------   -------------
CLASS 1-A2
   PRICE = 100.00000%
      DISCOUNT MARGIN             175             175             175             175             175
            WAL (YRS)           29.79            5.84            4.73            2.32            1.84
        MOD DUR (YRS)           12.35            4.70            3.95            2.11            1.70
     PRINCIPAL WINDOW   07/37 - 07/37   06/12 - 06/15   07/11 - 08/13   11/09 - 04/10   07/09 - 09/09

CLASS 1-A3
   PRICE = 100.00000%
      DISCOUNT MARGIN             100             111             113             100             100
            WAL (YRS)           29.80           11.79            9.16            2.75            2.03
        MOD DUR (YRS)           13.40            8.09            6.77            2.49            1.88
     PRINCIPAL WINDOW   07/37 - 08/37   06/15 - 03/30   08/13 - 07/25   04/10 - 09/10   09/09 - 11/09

CLASS 2-A2
   PRICE = 100.00000%
      DISCOUNT MARGIN             175             175             175             175             175
            WAL (YRS)           29.79            6.08            4.89            2.35            1.85
        MOD DUR (YRS)           12.35            4.86            4.07            2.13            1.71
     PRINCIPAL WINDOW   07/37 - 07/37   07/12 - 10/15   08/11 - 12/13   11/09 - 04/10   07/09 - 09/09

CLASS 2-A3A
   PRICE = 100.00000%
      DISCOUNT MARGIN             175             198             202             175             175
            WAL (YRS)           29.80           12.73            9.93            2.78            2.04
        MOD DUR (YRS)           12.35            8.11            6.89            2.48            1.87
     PRINCIPAL WINDOW   07/37 - 08/37   10/15 - 03/31   12/13 - 05/26   04/10 - 09/10   09/09 - 11/09

CLASS 2-A3B
   PRICE = 100.00000%
      DISCOUNT MARGIN             100             114             116             100             100
            WAL (YRS)           29.80           12.73            9.93            2.78            2.04
        MOD DUR (YRS)           13.40            8.48            7.15            2.52            1.89
     PRINCIPAL WINDOW   07/37 - 08/37   10/15 - 03/31   12/13 - 05/26   04/10 - 09/10   09/09 - 11/09

CLASS M-1
    PRICE = 96.98000%
      DISCOUNT MARGIN             256             292             303             312             328
            WAL (YRS)           29.80            7.58            6.03            6.85            4.83
        MOD DUR (YRS)           11.42            5.30            4.50            5.13            3.92
     PRINCIPAL WINDOW   07/37 - 08/37   03/11 - 01/29   12/10 - 07/24   09/12 - 04/19   06/11 - 04/15

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                              0%             80%             100%            150%            200%
                        PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                        -------------   -------------   -------------   -------------   -------------
CLASS M-2
    PRICE = 94.90520%
      DISCOUNT MARGIN             274             331             350             359             399
            WAL (YRS)           29.80            7.57            6.00            5.11            3.63
        MOD DUR (YRS)           11.25            5.24            4.44            4.08            3.06
     PRINCIPAL WINDOW   07/37 - 08/37   03/11 - 04/28   11/10 - 11/23   02/12 - 08/17   10/10 - 02/14

CLASS M-3
    PRICE = 92.89060%
      DISCOUNT MARGIN             293             371             397             422             485
            WAL (YRS)           29.79            7.55            5.98            4.74            3.34
        MOD DUR (YRS)           11.08            5.18            4.39            3.80            2.82
     PRINCIPAL WINDOW   07/37 - 08/37   03/11 - 06/27   11/10 - 04/23   10/11 - 03/17   08/10 - 10/13

CLASS M-4
    PRICE = 87.13950%
      DISCOUNT MARGIN             350             492             539             598             717
            WAL (YRS)           29.79            7.54            5.97            4.55            3.24
        MOD DUR (YRS)           10.57            5.02            4.25            3.59            2.68
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 11/26   11/10 - 10/22   07/11 - 12/16   06/10 - 08/13

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                           PRICE YIELD TABLE (TO CALL)

                              0%             80%             100%            150%            200%
                        PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                        -------------   -------------   -------------   -------------   -------------
CLASS M-5
    PRICE = 84.09250%
            YIELD (%)            9.16           11.07           11.74           12.65           14.28
            WAL (YRS)           29.79            6.77            5.35            4.09            2.97
        MOD DUR (YRS)           10.19            4.67            3.93            3.24            2.44
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 01/18   10/10 - 09/15   05/11 - 09/12   05/10 - 06/11

CLASS M-6
    PRICE = 80.82140%
            YIELD (%)            9.55           11.92           12.75           14.01           16.06
            WAL (YRS)           29.79            6.77            5.34            4.00            2.91
        MOD DUR (YRS)            9.88            4.60            3.87            3.13            2.37
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 01/18   10/10 - 09/15   03/11 - 09/12   04/10 - 06/11

CLASS B-1
    PRICE = 73.96220%
            YIELD (%)           10.47           13.86           15.06           16.99           20.02
            WAL (YRS)           29.79            6.77            5.34            3.93            2.87
        MOD DUR (YRS)            9.20            4.43            3.74            3.01            2.27
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 01/18   10/10 - 09/15   02/11 - 09/12   03/10 - 06/11

CLASS B-2
    PRICE = 67.41280%
            YIELD (%)           11.51           15.97           17.56           20.25           24.35
            WAL (YRS)           29.79            6.77            5.34            3.88            2.83
        MOD DUR (YRS)            8.50            4.26            3.60            2.88            2.17
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 01/18   10/10 - 09/15   01/11 - 09/12   02/10 - 06/11

CLASS B-3
    PRICE = 61.64330%
            YIELD (%)           12.59           18.09           20.06           23.53           28.60
            WAL (YRS)           29.79            6.77            5.34            3.84            2.81
        MOD DUR (YRS)            7.84            4.09            3.47            2.77            2.09
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 01/18   10/10 - 09/15   12/10 - 09/12   02/10 - 06/11

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                    PRICE YIELD TABLE (TO MATURITY) (CONT'D)

                              0%             80%             100%            150%            200%
                        PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                        -------------   -------------   -------------   -------------   -------------
CLASS M-5
    PRICE = 84.09250%
            YIELD (%)            9.16           10.94           11.55           12.42           14.00
            WAL (YRS)           29.79            7.52            5.95            4.42            3.16
        MOD DUR (YRS)           10.19            4.85            4.12            3.40            2.55
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 05/26   10/10 - 05/22   05/11 - 08/16   05/10 - 05/13

CLASS M-6
    PRICE = 80.82140%
            YIELD (%)            9.55           11.76           12.52           13.72           15.72
            WAL (YRS)           29.79            7.50            5.93            4.31            3.09
        MOD DUR (YRS)            9.88            4.76            4.03            3.28            2.47
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 09/25   10/10 - 11/21   03/11 - 04/16   04/10 - 02/13

CLASS B-1
    PRICE = 73.96220%
            YIELD (%)           10.47           13.65           14.75           16.59           19.54
            WAL (YRS)           29.79            7.47            5.90            4.23            3.03
        MOD DUR (YRS)            9.20            4.55            3.86            3.13            2.35
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 02/25   10/10 - 04/21   02/11 - 12/15   03/10 - 11/12

CLASS B-2
    PRICE = 67.41280%
            YIELD (%)           11.51           15.73           17.19           19.76           23.73
            WAL (YRS)           29.79            7.43            5.87            4.15            2.99
        MOD DUR (YRS)            8.50            4.34            3.70            2.98            2.24
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 04/24   10/10 - 09/20   01/11 - 07/15   02/10 - 10/12

CLASS B-3
    PRICE = 61.64330%
            YIELD (%)           12.59           17.82           19.65           22.97           27.87
            WAL (YRS)           29.79            7.38            5.83            4.09            2.97
        MOD DUR (YRS)            7.84            4.14            3.54            2.85            2.15
     PRINCIPAL WINDOW   07/37 - 07/37   03/11 - 07/23   10/10 - 01/20   12/10 - 02/15   02/10 - 09/12

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                               FORWARD LIBOR
                       ----------------------------
                       35% LOSS  45% LOSS  55% LOSS
                       SEVERITY  SEVERITY  SEVERITY
                       ========  ========  ========
CLASS 1-A2  CDR Break     N/A     62.89%    39.98%
            Cum Loss      N/A     37.74%    38.52%
                       --------  --------  --------
CLASS 1-A3  CDR Break   71.01%    39.89%    28.21%
            Cum Loss    30.55%    31.48%    32.33%
                       --------  --------  --------
CLASS 2-A2  CDR Break     N/A     62.79%    39.87%
            Cum Loss      N/A     37.72%    38.47%
                       --------  --------  --------
CLASS 2-A3  CDR Break   70.98%    39.85%    28.18%
            Cum Loss    30.55%    31.47%    32.31%
                       --------  --------  --------
CLASS M-4   CDR Break   24.02%    17.07%    13.24%
            Cum Loss    18.78%    19.48%    19.96%
                       --------  --------  --------
CLASS M-5   CDR Break   20.25%    14.68%    11.52%
            Cum Loss    16.93%    17.57%    18.02%
                       --------  --------  --------
CLASS M-6   CDR Break   17.44%    12.83%    10.16%
            Cum Loss    15.37%    15.96%    16.38%
                       --------  --------  --------
CLASS B-1   CDR Break   14.85%    11.09%     8.86%
            Cum Loss    13.78%    14.33%    14.72%
                       --------  --------  --------
CLASS B-2   CDR Break   12.95%     9.78%     7.86%
            Cum Loss    12.50%    13.01%    13.37%
                       --------  --------  --------
CLASS B-3   CDR Break   11.48%     8.75%     7.06%
            Cum Loss    11.44%    11.92%    12.24%
                       --------  --------  --------

                                 FORWARD CURVES

                               (PERFORMANCE GRAPH)

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                               FFMER 2007-H1

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.130% and 6ML = 5.035%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the sum of the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date, any Net Swap Payments received from the Swap Counterparty and any Cap Payments received from the Cap Counterparty, minus (b) the sum of the total interest due on the Certificates and the any Net Swap Payments owed to the Swap Counterparty, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

          EXCESS SPREAD IN     EXCESS SPREAD IN
 PERIOD  BPS (STATIC LIBOR)  BPS (FORWARD LIBOR)
-------  ------------------  -------------------
Avg yr1          153                 194
Avg yr2          194                 202
Avg yr3          260                 265
Avg yr4          281                 283
Avg yr5          284                 282

        EXCESS SPREAD IN BPS  1 MONTH FORWARD     6 MONTH     EXCESS SPREAD IN BPS
PERIOD     (STATIC LIBOR)          LIBOR       FORWARD LIBOR     (FORWARD LIBOR)
------  --------------------  ---------------  -------------  --------------------
  1               *               5.1300%         5.0350%               *
  2              140              5.1830%         4.9290%              135
  3              159              5.2160%         4.8120%              151
  4              139              5.0610%         4.6850%              145
  5              138              4.7580%         4.5750%              172
  6              176              4.5490%         4.5100%              225
  7              152              4.5060%         4.4770%              209
  8              171              4.4940%         4.4510%              226
  9              150              4.4670%         4.4270%              210
  10             168              4.4160%         4.4090%              230
  11             148              4.3770%         4.4020%              215
  12             146              4.3550%         4.4050%              216
  13             197              4.3500%         4.4150%              204
  14             190              4.3530%         4.4300%              198
  15             194              4.3610%         4.4520%              203
  16             187              4.3730%         4.4790%              196
  17             185              4.3910%         4.5130%              194
  18             203              4.4140%         4.5500%              214
  19             196              4.4430%         4.5890%              206
  20             201              4.4790%         4.6270%              211
  21             193              4.5230%         4.6620%              203
  22             198              4.5710%         4.6920%              207
  23             190              4.6120%         4.7180%              197
  24             188              4.6440%         4.7410%              195
  25             239              4.6650%         4.7610%              245
  26             232              4.6840%         4.7820%              238
  27             238              4.7030%         4.8040%              244
  28             230              4.7230%         4.8260%              236
  29             229              4.7440%         4.8480%              236
  30             250              4.7660%         4.8710%              256
  31             279              4.7880%         4.8950%              285
  32             287              4.8100%         4.9180%              292
  33             280              4.8330%         4.9420%              285
  34             288              4.8560%         4.9660%              293
  35             282              4.8790%         4.9890%              287
  36             283              4.9030%         5.0130%              287
  37             292              4.9260%         5.0360%              296
  38             275              4.9490%         5.0590%              280
  39             284              4.9720%         5.0810%              288
  40             276              4.9950%         5.1020%              280
  41             277              5.0170%         5.1230%              280
  42             305              5.0390%         5.1430%              307
  43             276              5.0600%         5.1620%              278
  44             285              5.0800%         5.1800%              286
  45             274              5.0990%         5.1970%              275
  46             284              5.1170%         5.2130%              284
  47             273              5.1340%         5.2280%              273
  48             272              5.1500%         5.2430%              272

        EXCESS SPREAD IN BPS  1 MONTH FORWARD     6 MONTH     EXCESS SPREAD IN BPS
PERIOD     (STATIC LIBOR)          LIBOR       FORWARD LIBOR     (FORWARD LIBOR)
------  --------------------  ---------------  -------------  --------------------
  49             284              5.1650%         5.2570%              282
  50             272              5.1800%         5.2700%              270
  51             284              5.1930%         5.2820%              281
  52             272              5.2060%         5.2940%              268
  53             271              5.2190%         5.3050%              267
  54             297              5.2310%         5.3160%              292
  55             271              5.2420%         5.3260%              265
  56             284              5.2530%         5.3350%              278
  57             271              5.2630%         5.3440%              263
  58             286              5.2720%         5.3520%              278
  59             309              5.2810%         5.3600%              321
  60             312              5.2890%         5.3680%              323
  61             326              5.2960%         5.3770%              336
  62             311              5.3030%         5.3860%              319
  63             329              5.3110%         5.3960%              337
  64             312              5.3200%         5.4060%              319
  65             313              5.3290%         5.4180%              323
  66             365              5.3390%         5.4300%              377
  67             314              5.3500%         5.4440%              323
  68             332              5.3610%         5.4580%              341
  69             316              5.3740%         5.4730%              323
  70             333              5.3870%         5.4890%              340
  71             317              5.4020%         5.5050%              328
  72             318              5.4170%         5.5200%              328
  73             335              5.4340%         5.5360%              345
  74             318              5.4500%         5.5500%              326
  75             336              5.4660%         5.5640%              343
  76             319              5.4810%         5.5770%              324
  77             319              5.4950%         5.5890%              330
  78             370              5.5080%         5.6010%              383
  79             319              5.5200%         5.6110%              328
  80             336              5.5310%         5.6200%              345
  81             319              5.5420%         5.6280%              326
  82             336              5.5510%         5.6350%              344
  83             319              5.5600%         5.6420%              329
  84             319              5.5670%         5.6480%              329
  85             336              5.5730%         5.6540%              346
  86             320              5.5790%         5.6590%              328
  87             337              5.5850%         5.6650%              346
  88             320              5.5900%         5.6700%              327
  89             320              5.5960%         5.6750%              329
  90             371              5.6010%         5.6800%              384
  91             320              5.6060%         5.6850%              329
  92             337              5.6110%         5.6900%              347
  93             320              5.6160%         5.6950%              328
  94             337              5.6210%         5.6990%              346
  95             320              5.6250%         5.7040%              330
  96             320              5.6300%         5.7080%              329

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.


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